     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                               FILE NO. 33-71592
                                                               FILE NO. 811-8674
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / /
                        PRE-EFFECTIVE AMENDMENT NO.                    / /
                      POST-EFFECTIVE AMENDMENT NO. 7                   /X/
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /
                              AMENDMENT NO. 8                          /X/



                         PROTECTIVE INVESTMENT COMPANY
                           (Exact Name of Registrant)

                             2801 Highway 280 South
                           Birmingham, Alabama 35223
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: 1-800-866-3555


                           Steve M. Callaway, Esquire
                             2801 Highway 280 South
                           Birmingham, Alabama, 35223

               (Name and Address of Agent for Service of Process)

                                    COPY TO:

                            Stephen E. Roth, Esquire
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404


    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485

    /X/ on May 1, 1997 pursuant to paragraph (b) of Rule 485

    / / 60 days after filing pursuant to paragraph (a)(i) of Rule 485

    / / on date pursuant to paragraph (a)(i) of Rule 485

    / / 75 days after filing pursuant to paragraph (a)(ii) of Rule 485 / / on date pursuant to paragraph (a)(ii) of Rule 485


    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the registrant has previously registered an indefinite amount of securities under the Securities Act of 1933. The registrant filed a Rule 24f-1 Notice for the fiscal year ended December 31, 1995, on February 1, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         PROTECTIVE INVESTMENT COMPANY
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(A)

    N-1A
  ITEM NO.
-------------
   PART A                                                                       CAPTION
                              INFORMATION REQUIRED IN A PROSPECTUS    ---------------------------
         1.    Cover Page...........................................  Cover Page
         2.    Synopsis.............................................  Not Applicable
         3.    Condensed Financial Information......................  Condensed Financial
                                                                       Information
         4.    General Description of Registrant....................  Introduction; Investment
                                                                       Objectives and Policies;
                                                                       Special Investment Methods
                                                                       and Risks
         5.    Management of the Fund...............................  Management
         5A    Management's Discussion of Performance...............  Not Applicable
         6.    Capital Stock and Other Securities...................  Other Information
         7.    Purchase of Securities Being Offered.................  Offering, Purchase and
                                                                       Redemption of Shares
         8.    Redemption or Repurchase.............................  Offering, Purchase and
                                                                       Redemption of Shares
         9.    Pending Legal Proceedings............................  Not Applicable


   PART B
                                    INFORMATION REQUIRED IN A
                               STATEMENT OF ADDITIONAL INFORMATION
        10.    Cover Page...........................................  Cover Page
        11.    Table of Contents....................................  Table of Contents
        12.    General Information and History......................  Introduction; Shares of
                                                                       Stock
        13.    Investment Objectives and Policies...................  Additional Investment
                                                                       Policy Information;
                                                                       Special Investment Methods
                                                                       and Risks; Investment
                                                                       Restrictions
        14.    Management of the Registrant.........................  Investment Manager;
                                                                       Investment Advisers;
                                                                       Directors and Officers
        15.    Control Persons and Principal Holders of
                Securities..........................................  Shares of Stock
        16.    Investment Advisory and Other Services...............  Investment Manager;
                                                                       Investment Advisers
        17.    Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                       Brokerage
        18.    Capital Stock and Other Securities...................  Shares of Stock
        19.    Purchase, Redemption and Pricing of Securities Being
                Offered.............................................  Determination of Net Asset
                                                                       Value

   N-1A
 ITEM NO.                                                                                       CAPTION
-----------                                                                        ---------------------------------
       20.   Tax Status..........................................................  Not Applicable
       21.   Underwriters........................................................  Not Applicable
       22.   Calculation of Performance Data.....................................  Performance Information
       23.   Financial Statements................................................  Financial Statements

PART C                         OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                         PROTECTIVE INVESTMENT COMPANY
                                   PROSPECTUS
                                  MAY 1, 1997


    Protective Investment Company (the "Company") is an investment company consisting of seven separate investment portfolios or funds (the "Funds") each of which has different investment objectives.

    PROTECTIVE MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THE COMPANY CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


    PROTECTIVE CORE U.S. EQUITY FUND (formerly Select Equity Fund) seeks total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, in a broadly diversified portfolio of predominantly large capitalization and "blue chip" equity securities representing all major sectors of the U.S. economy selected using both fundamental research and a variety of quantitative techniques that seek to maximize the Fund's reward to risk ratio.


    PROTECTIVE CAPITAL GROWTH FUND seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities having long-term capital appreciation potential.

    PROTECTIVE SMALL CAP EQUITY FUND seeks long-term capital growth. This Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    PROTECTIVE INTERNATIONAL EQUITY FUND seeks long-term capital appreciation. This Fund will pursue its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

    PROTECTIVE GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects for capital appreciation and/or dividend paying ability.

    PROTECTIVE GLOBAL INCOME FUND seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.

    These Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts (the "Contracts") issued by Protective Life Insurance Company.


    This Prospectus briefly describes the information that investors should know before investing in these Funds including the risks associated with investing in each. Investors should read and retain this prospectus for future reference. A statement of additional information dated May 1, 1997, has been filed with the Securities and Exchange Commission and contains further information about the Funds. The statement of additional information is incorporated herein by reference. A copy may be obtained without charge by calling 1-800-866-3555 or writing the Company at P.O. Box 2606, Birmingham, Alabama 35202.


    SHARES OF THE COMPANY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
INTRODUCTION....................................................................    2

FINANCIAL HIGHLIGHTS............................................................    3

INVESTMENT OBJECTIVES AND POLICIES..............................................    4
  Protective Money Market Fund..................................................    4
  Protective CORE U.S. Equity Fund..............................................    6
  Protective Capital Growth Fund................................................    7
  Protective Small Cap Equity Fund..............................................    8
  Protective International Equity Fund..........................................    9
  Protective Growth and Income Fund.............................................   10
  Protective Global Income Fund.................................................   11

SPECIAL INVESTMENT METHODS AND RISKS............................................   13
  Convertible Securities........................................................   13
  Fixed-Income Securities.......................................................   13
  Repurchase Agreements.........................................................   16
  When-Issued Securities and Forward Commitments................................   16
  Lending of Portfolio Securities...............................................   16
  Restricted and Illiquid Securities............................................   17
  Borrowing.....................................................................   17
  Options on Securities and Securities Indices..................................   17
  Futures Contracts and Options on Futures Contracts............................   18
  Foreign Transactions..........................................................   19
  Short Sales Against-the-Box...................................................   24
  Other Investment Companies....................................................   24
  Non-Diversified Status........................................................   24
  Risks of Investing in Small Capitalization Companies..........................   24
  Warrants and Rights...........................................................   24
  Unseasoned Issuers............................................................   24

INVESTMENT RESTRICTIONS.........................................................   25

PORTFOLIO TURNOVER..............................................................   25

MANAGEMENT......................................................................   25
  Directors and Officers........................................................   25
  Investment Manager............................................................   25
  Investment Advisers...........................................................   26

PERFORMANCE INFORMATION.........................................................   29

DETERMINATION OF NET ASSET VALUE................................................   29

OFFERING, PURCHASE AND REDEMPTION OF SHARES.....................................   30

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................   30

TAXES...........................................................................   31

OTHER INFORMATION...............................................................   32
  Reports.......................................................................   32
  Voting and Other Rights.......................................................   32
  Custody of Assets.............................................................   33
  Accounting and Administrative Services........................................   33
  Transfer Agent................................................................   33

                                  INTRODUCTION

    Protective Investment Company (the "Company") is an open-end management investment company incorporated in the State of Maryland on September 2, 1993. The Company consists of seven separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

    Pursuant to an investment management agreement and subject to the authority of the Company's board of directors, Investment Distributors Advisory Services, Inc. ("IDASI") serves as the Company's investment manager (the "Investment Manager") and conducts the business and affairs of the Company. IDASI has engaged Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co., as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. IDASI has engaged Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as the investment adviser to provide day-to-day portfolio management for each of the other Funds. (GSAM and GSAMI are each referred to herein as the "Adviser" or together as the "Advisers," as appropriate. Goldman, Sachs & Co. is referred to herein as "Goldman Sachs").

    The Company currently offers each class of its stock to a separate account of Protective Life Insurance Company ("Protective Life") as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by Protective Life through separate accounts (the "Accounts"). The Company does not offer its stock directly to the general public. Each Account, like the Company, is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus, which accompanies this prospectus, describes the Account and the Contracts issued through that Account. The Company may, in the future, offer its stock to other registered and unregistered separate accounts of Protective Life and its affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

                         PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
        FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


                               NET ASSETS                                            DIVIDENDS   DISTRIBUTIONS
                                VALUE AT        NET      REALIZED AND  TOTAL FROM    FROM NET    IN EXCESS OF   DISTRIBUTIONS
                                BEGINNING    IVESTMENT    UNREALIZED   INVESTMENT   INVESTMENT   NET INVESMENT     FROM NET
                                OF PERIOD   INCOME (3)   GAIN (LOSS)   OPERATIONS     INCOME        INCOME      REALIZED GAINS
                               -----------  -----------  ------------  -----------  -----------  -------------  --------------
Global Income Fund
  1/1/96 - 12/31/96..........   $  10.074    $   0.628    $    0.310    $   0.938    $  (0.628)    $  (0.036)     $   (0.171)
  1/1/95 - 12/31/95..........       9.558        0.607         0.968        1.575       (0.553)       (0.323)         (0.183)
  3/14/94 - 12/31/94 (1).....      10.000        0.367        (0.442)      (0.075)      (0.367)        0.000           0.000
International Equity Fund
  1/1/96 - 12/31/96..........      11.045        0.140         1.955        2.095       (0.005)        0.000          (0.270)
  1/1/95 - 12/31/95..........       9.581        0.067         1.817        1.884       (0.076)       (0.344)          0.000
  3/14/94 - 12/31/94 (1).....      10.000        0.048        (0.467)      (0.419)       0.000         0.000           0.000
Capital Growth Fund
  1/1/96 - 12/31/96..........      10.613        0.134         2.209        2.343       (0.134)       (0.002)         (0.125)
  6/13/95 - 12/31/95 (2).....      10.000        0.080         0.613        0.693       (0.080)        0.000           0.000
Growth and Income Fund
  1/1/96 - 12/31/96..........      12.197        0.266         2.987        3.253       (0.266)        0.000          (1.001)
  1/1/95 - 12/31/95..........       9.661        0.246         2.854        3.100       (0.246)        0.000          (0.318)
  3/14/94 - 12/31/94 (1).....      10.000        0.114        (0.300)      (0.186)      (0.114)        0.000          (0.031)
CORE U.S. Equity Fund
  1/1/96 - 12/31/96..........      13.109        0.180         2.706        2.886       (0.180)        0.000          (0.378)
  1/1/95 - 12/31/95..........       9.839        0.143         3.470        3.613       (0.143)        0.000          (0.200)
  3/14/94 - 12/31/94 (1).....      10.000        0.093        (0.039)       0.054       (0.093)        0.000          (0.120)
Small Cap Equity Fund
  1/1/96 - 12/31/96..........       9.345        0.030         1.840        1.870       (0.030)        0.000          (1.163)
  1/1/95 - 12/31/95..........       8.951        0.079         0.502        0.581       (0.079)        0.000          (0.031)
  3/14/94 - 12/31/94 (1).....      10.000        0.038        (1.025)      (0.987)      (0.038)        0.000          (0.001)
Money Market Fund
  1/1/96 - 12/31/96..........       1.000         .047         0.000        0.047       (0.047)        0.000           0.000
  1/1/95 - 12/31/95..........       1.000        0.052         0.000        0.052       (0.052)        0.000           0.000
  3/14/94 - 12/31/94 (1).....       1.000        0.031         0.000        0.031       (0.031)        0.000           0.000

                                                                                                                    RATIO OF
                                                                                                      RATIO OF         NET
                               DISTRIBUTIONS                  NET ASSET                NET ASSETS     OPERATING    INVESTMENT
                               IN EXCESS OF                   VALUE AT                   END OF      EXPENSES TO    INCOME TO
                               NET REALIZED       TOTAL        END OF        TOTAL       PERIOD      AVERAGE NET   AVERAGE NET
                                   GAINS      DISTRIBUTIONS    PERIOD     RETURN (4)     (000)]      ASSETS (3)      ASSETS
                               -------------  -------------  -----------  -----------  -----------  -------------  -----------
Global Income Fund
  1/1/96 - 12/31/96..........    $   0.000      $  (0.835)    $  10.177         9.48%   $  37,675          1.10%         5.71%
  1/1/95 - 12/31/95..........        0.000         (1.059)       10.074        16.94       31,085          1.10          5.94
  3/14/94 - 12/31/94 (1).....        0.000         (0.367)        9.558        (0.74)      17,281          1.10(5)       5.58(5)
International Equity Fund
  1/1/96 - 12/31/96..........        0.000         (0.275)       12.865        19.00       96,736          1.10          0.52
  1/1/95 - 12/31/95..........        0.000         (0.420)       11.045        19.66       58,842          1.10          0.96
  3/14/94 - 12/31/94 (1).....        0.000          0.000         9.581        (4.18)      27,385          1.10(5)       1.25(5)
Capital Growth Fund
  1/1/96 - 12/31/96..........       (0.048)        (0.309)       12.647        22.05       30,299          0.80          1.54
  6/13/95 - 12/31/95 (2).....        0.000         (0.080)       10.613         6.93       10,716          0.80(5)       2.57(5)
Growth and Income Fund
  1/1/96 - 12/31/96..........        0.000         (1.267)       14.183        26.82      210,587          0.80          2.11
  1/1/95 - 12/31/95..........        0.000         (0.564)       12.197        32.29      128,076          0.80          2.36
  3/14/94 - 12/31/94 (1).....       (0.008)        (0.153)        9.661        (1.86)      42,305          0.80(5)       2.21(5)
CORE U.S. Equity Fund
  1/1/96 - 12/31/96..........        0.000         (0.558)       15.437        21.94      101,624          0.80          1.44
  1/1/95 - 12/31/95..........        0.000         (0.343)       13.109        36.73       56,723          0.80          1.69
  3/14/94 - 12/31/94 (1).....       (0.002)        (0.215)        9.839         0.53       17,717          0.80(5)       2.44(5)
Small Cap Equity Fund
  1/1/96 - 12/31/96..........        0.000         (1.193)       10.022        20.22       64,433          0.80          0.31
  1/1/95 - 12/31/95..........       (0.077)        (0.187)        9.345         6.46       43,830          0.80          1.09
  3/14/94 - 12/31/94 (1).....       (0.023)        (0.062)        8.951        (9.87)      21,813          0.80(5)       1.07(5)
Money Market Fund
  1/1/96 - 12/31/96..........        0.000         (0.047)        1.000         4.82        6,121          0.60          4.72
  1/1/95 - 12/31/95..........        0.000         (0.052)        1.000         5.32        5,070          0.60          5.19
  3/14/94 - 12/31/94 (1).....        0.000         (0.031)        1.000         3.14        3,618          0.60(5)       3.80(5)


                                PORTFOLIO       AVERAGE
                                TURNOVER    COMMISSION RATE
                                  RATE            (7)
                               -----------  ---------------
Global Income Fund
  1/1/96 - 12/31/96..........         214%           N/A
  1/1/95 - 12/31/95..........         295         --
  3/14/94 - 12/31/94 (1).....         210(6)       --
International Equity Fund
  1/1/96 - 12/31/96..........          38           .032
  1/1/95 - 12/31/95..........          40         --
  3/14/94 - 12/31/94 (1).....          33(6)       --
Capital Growth Fund
  1/1/96 - 12/31/96..........          35           .058
  6/13/95 - 12/31/95 (2).....           5(6)       --
Growth and Income Fund
  1/1/96 - 12/31/96..........          49           .058
  1/1/95 - 12/31/95..........          55         --
  3/14/94 - 12/31/94 (1).....          36(6)       --
CORE U.S. Equity Fund
  1/1/96 - 12/31/96..........          34           .054
  1/1/95 - 12/31/95..........          60         --
  3/14/94 - 12/31/94 (1).....          56(6)       --
Small Cap Equity Fund
  1/1/96 - 12/31/96..........         100           .049
  1/1/95 - 12/31/95..........          60         --
  3/14/94 - 12/31/94 (1).....          17(6)       --
Money Market Fund
  1/1/96 - 12/31/96..........         N/A            N/A
  1/1/95 - 12/31/95..........         N/A         --
  3/14/94 - 12/31/94 (1).....         N/A         --


----------------------------------------

(1)  Investment operations commenced on March 14, 1994.


(2)  Investment operations commenced on June 13, 1995.


(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life. Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the year ended December 31, 1996: Global Income Fund, $0.598 and 1.42%; International Equity Fund, $0.110 and 1.38%; Capital Growth Fund, $0.115 and 1.02%; Growth and Income Fund, $0.257 and 0.88%; CORE U.S. Equity Fund, $0.166 and 0.91%; Small Cap Equity Fund, $0.018 and 0.94%; and Money Market Fund, 0.041 and 1.27%, respectively. For the period ended December 31, 1995: Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; CORE U.S. Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $0.065 and 1.00%; and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund, $0.097 and 1.31%; CORE U.S. Equity Fund, $0.055 and 1.81%; Small Cap Equity Fund, $0.009 and 1.62%; and Money Market Fund, $0.018 and 2.24%, respectively.


(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized.


(5)  Annualized.


(6)  Non-Annualized.


(7) For fiscal years beginning on or after September 1, 1995, a Fund, which invests 10% or more of its net assets in equity securities that trade with a commission, is required to disclose its average commission rate per share.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Fund has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR OBJECTIVES. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.


    In choosing a Fund's equity securities, the Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Adviser also may use a macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Adviser as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.


    The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or small capitalization issuers or both. In addition, one of the Funds is not diversified and this entails certain special risks. See "Special Investment Methods and Risks."

    Certain types of investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, under "Special Investment Methods and Risks" and in the statement of additional information ("SAI"). The Funds are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in either this prospectus or the SAI.

    The investment objective or objectives of each Fund as well as the investment policies are not fundamental and may be changed by the Company's board of directors without shareholder approval. Certain of the investment restrictions of each Fund are fundamental and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of that Fund. See "Investment Restrictions."

PROTECTIVE MONEY MARKET FUND

    The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Money Market Fund will pursue this objective by investing in the following high quality money market instruments:

    1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and related custody receipts;

    2. obligations issued or guaranteed by U.S. banks (including certificates of deposit, loan participation interests, commercial paper, unsecured bank promissory notes, time deposits, and bankers' acceptances) that have more than $1 billion in total assets at the time of purchase as well as debt obligations of U.S. subsidiaries of such banks;

    3. commercial paper (unsecured promissory notes including variable amount master demand notes and asset-backed commercial paper) issued or guaranteed by U.S. corporations or other entities that are, at the time of purchase, rated in the two highest rating categories for short-term debt obligations of at least one nationally recognized statistical rating organization ("NRSRO");

    4. other short-term obligations issued or guaranteed by U.S. corporations, (including short-term funding agreements) state and municipal governments or other entities;

    5. unrated notes, paper, or other instruments that the Adviser determines to be of comparable high quality; and

    6. repurchase agreements with banks and government securities dealers, provided that:

           (a) at the time that the repurchase agreement is entered into, and throughout the duration of the agreement, the collateral has a market value at least equal to the value of the repurchase agreement; and

           (b) the collateral consists of U.S. Government Securities or instruments that are rated in the highest rating category by the requisite NRSROs (as defined below).

    The Money Market Fund may acquire any of the above securities on a forward commitment or when-issued basis. The Fund may also lend portfolio securities and invest in other investment companies. See "Special Investment Methods and Risks."

    The Money Market Fund will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the Company's board of directors, determines present minimal credit risk and are, at the time of acquisition, either:

    1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or

    2. in the case of an unrated instrument, determined by the Adviser, under the supervision of the Investment Manager and the Company's board of directors, to be of comparable quality to the instruments described in 1 above; or

    3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.


    Except as may be permitted in the future by changes in SEC regulation, the Money Market Fund will invest 95% of its total assets in securities that are rated in the highest category by the requisite NRSROs or unrated securities of comparable investment quality. Of securities not rated in the highest category (or not of comparable quality), the Fund will not invest more than the greater of 1% of its total assets or $1 million in the securities of any single issuer. The Fund is diversified. Except as explained in the SAI, the Fund will not invest more than 5% of its assets (taken at amortized cost) in securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by such securities).


    All Money Market Fund portfolio instruments will mature within 13 months or less of the time that they are acquired. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Money Market Fund will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

    NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See Appendix A to the SAI for a description of each NRSRO's rating categories.

PROTECTIVE CORE U.S. EQUITY FUND



    The investment objective of the CORE U.S. Equity Fund is to provide investors with long-term growth of capital and dividend income.



    The CORE U.S. Equity Fund seeks to achieve its investment objective by investing in a broadly diversified portfolio of predominantly large capitalization and "blue chip" equity securities representing all major sectors of the U.S. economy. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques that seek to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to that of the S&P 500 Index. The Fund seeks to have a broad representation in most major sectors of the U.S. economy and be comprised of companies with above-average market capitalizations, average growth prospects, and average dividend yields. The Fund may invest only in those debt securities that are considered cash equivalents.



    The CORE U.S. Equity Fund invests primarily in equity securities, consisting of common stocks, preferred stocks, convertible securities and warrants. To a limited extent, the Fund may purchase the securities of issuers with less than three years' continuous operating history ("unseasoned issuers") and other investment companies. See "Special Investment Methods and Risks." The CORE U.S. Equity Fund may invest in equity securities that are issued by foreign issuers and are traded in the United States. All such securities will be issued by foreign companies that comply with U.S. accounting standards. The Fund may also invest in American depository receipts ("ADRs") and global depository receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. GDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and GDRs, issued in either registered or bearer form, are designed for trading on a global basis. See "Special Investment Methods and Risks."



    The CORE U.S. Equity Fund will normally maintain cash balances in the range of 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts on the S&P 500 Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. See "Special Investment Methods and Risks." Under unusual circumstances, the Fund may temporarily hold up to 35% of its assets in cash or such short-term instruments of the type that the Money Market Fund may hold for liquidity purposes. In addition to the purchase and sale of futures contracts on the S&P 500 Index, it may purchase securities on a when-issued or forward commitment basis and engage in securities lending. See "Special Investment Methods and Risks."



    The Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities and assigns each security a rating based on the multifactor model (described below) and if the security is followed by the Goldman Sachs Global Investment Research Department (the "research department") a second rating is assigned based upon the research department's evaluation. In selecting securities for the Fund, the Adviser utilizes optimization models to evaluate the ratings assigned by the multifactor model and the research department to build a diversified portfolio. This portfolio is primarily comprised of securities rated highest by the multifactor model and research analysts and has risk characteristics and industry weightings similar to those of the S&P 500 Index. Under normal circumstances, the securities of any one issuer will not exceed 5% of the Fund's total assets.



    The multifactor model is a sophisticated computerized rating system for evaluating equity securities according to fundamental investment characteristics. The factors used by the multifactor model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (E.G., price/earnings ratio, book/price ratio, long and short-term growth estimates, earnings estimates, price momentum, price volatility and liquidity). All of the factors used in the multifactor model have been shown to significantly impact the performance of equity securities. The weights assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the multifactor model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Adviser believes that the multifactor model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the multifactor model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess a number of attractive investment characteristics.



    If the security is followed by the research department, it is also assigned a rating based on the department's evaluation. The research department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." With an annual equity research budget of more than $160 million, the research department follows over 1700 issuers.


    By employing both quantitative (I.E., the multifactor model) and a qualitative (I.E., analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

PROTECTIVE CAPITAL GROWTH FUND


    The Capital Growth Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities that the Adviser considers to have long-term capital appreciation potential. Among such investments, the Fund emphasizes common stocks, but may also purchase convertible debt securities, convertible preferred stock, warrants, mortgage-backed and asset-backed securities and lower-rated or unrated debt securities that the Adviser believes offer potential for long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities, including common stocks, preferred stocks, convertible debt securities, convertible preferred stock, warrants and other stock purchase rights, and interests in real estate investment trusts ("REITs").



    At least 75% of the Fund's assets are invested in securities of U.S. issuers. Up to 10% of the Fund's total assets may be invested in foreign securities including ADRs, European depository receipts ("EDRs") and GDRs and securities of issuers in countries with emerging economies and securities markets and securities quoted in foreign currencies. See "Special Investment Methods and Risks." EDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, EDRs, in bearer form, are designed for trading in European securities markets. See "Special Investment Methods and Risks." Up to 25% of the Fund's total assets may be invested in debt securities, including notes, bonds, debentures, U.S. Government Securities, zero coupon bonds, mortgage-backed and asset-backed securities, and lower-rated or unrated debt securities.


    The Fund may also invest in certain instruments or utilize investment techniques that involve special risks. These include: convertible securities, when-issued securities and forward commitments, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, foreign securities, forward foreign currency exchange contracts, options on foreign currency, short sales against-the-box, stock of other investment companies, lending portfolio securities and small capitalization companies. These investments and techniques and their attendant risks are also described in "Special Investment Methods and Risks."

    Notwithstanding the Capital Growth Fund's investment objective of long-term capital growth, the Fund may, when the Adviser deems appropriate, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, instruments of the type in which the Money Market Fund may invest, non-convertible preferred stocks, or, subject to tax restrictions, foreign currencies.


    GROWTH ORIENTED APPROACH. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for the Fund are selected based on their prospects for above average growth. The Adviser selects securities of growth companies trading, in the Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund generally invests in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet; financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.


PROTECTIVE SMALL CAP EQUITY FUND

    The Small Cap Equity Fund's investment objective is long-term capital growth. Dividend income, if any, is an incidental consideration. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal market conditions, the Fund's investment horizon for ownership of stocks is two to three years. Equity securities in which the Small Cap Equity Fund may invest include common stocks, preferred stocks, convertible securities, warrants and interests in REITs. The Adviser believes that the companies in which the Small Cap Equity Fund may invest offer greater potential for growth of capital than larger, more mature, better known companies. The Fund invests in companies that the Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Investments may be made in companies that are in the early stages of their life that the Adviser believes have significant growth potential. The Fund may invest in securities of small capitalization companies which may have experienced financial difficulties. However, investments in such small capitalization companies may involve special risks. See "Special Investment Methods and Risks -- Risks of Investing in Small Capitalization Companies," below.

    The Adviser expects that the Small Cap Equity Fund will typically invest in the securities of approximately 30 to 50 companies. The number of stocks owned is intended to provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

    The Fund may also invest in certain instruments or utilize investment techniques that involve special risks. These include: convertible securities, lower-rated debt securities, when-issued securities and forward commitments, options on securities and securities indices, foreign securities, ADRs, EDRs, GDRs, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, short sales against-the-box, stock of other investment companies and lending portfolio securities. These investments and techniques and their attendant risks are also described in "Special Investment Methods and Risks."


    Although the Small Cap Equity Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, (including securities of issuers in countries with emerging economies or securities markets and securities quoted in foreign currencies) ADRs EDRs and GDRs. Up to 35% of its total assets, in the aggregate, may be invested in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed-income securities, which may include notes, bonds, debentures, U.S. Government Securities and zero coupon bonds, including lower-rated or unrated debt securities.


    Notwithstanding the Small Cap Equity Fund's investment objective of long-term capital growth, the Fund may, when the Adviser deems appropriate, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, instruments of the type in which the Protective Money Market Fund may invest, non-convertible preferred stocks, or, subject to tax restrictions, foreign currencies.

    VALUE ORIENTED APPROACH. The Small Cap Equity Fund is managed using a value oriented approach. The Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Adviser, are available at attractive prices.


PROTECTIVE INTERNATIONAL EQUITY FUND


    The International Equity Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investment primarily in equity and equity-related securities of companies that are organized outside the United States or of companies whose securities are principally traded outside the United States. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in such securities. The Adviser may allocate the Fund's investments among many different countries provided that such assets are invested in at least three different countries other than the U.S. The number of stocks in which the Fund is typically invested is intended to provide it with a moderate level of diversification while at the same time not diluting the impact of any one investment. The Fund does not invest more than 20% of its total assets in the securities of issuers located in any country other than the U.S. except that it may invest up to 35% of its total assets in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany. As with the Capital Growth Fund, the Fund is managed using a growth oriented approach. See "Growth Oriented Approach" in the section describing the Capital Growth Fund.


    THE INTERNATIONAL EQUITY FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS INVOLVED IN INVESTMENTS IN EQUITY AND EQUITY-RELATED SECURITIES OF NON-U.S. ISSUERS, AS WELL AS IN FOREIGN CURRENCIES AND IN THE ACTIVE MANAGEMENT TECHNIQUES THAT THE FUND GENERALLY EMPLOYS.

    The equity and equity-related securities in which the International Equity Fund primarily invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Adviser believes offer the potential for long-term capital appreciation. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs or other similar instruments representing securities of foreign issuers. See "Special Investment Methods and Risks."

    SUBSTANTIAL INVESTMENT IN WESTERN EUROPE AND JAPAN. The International Equity Fund expects to invest a substantial portion of its assets in the securities of companies located in the developed countries of Western Europe and in Japan. Investment of a substantial portion of the Fund's assets in such countries will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

    INVESTMENTS IN EMERGING MARKETS. The International Equity Fund may also invest in the securities of issuers located in countries with emerging economies or securities markets. These countries are: Argentina, Bangladesh, Botswana, Brazil, Chile, China, Columbia, Czech Republic, Cyprus, Egypt, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, New Zealand, Pakistan, Peru, Philippines, Poland, Republic of Slovakia, Singapore, South Korea, Sri Lanka, South Africa, Swaziland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Zambia and Zimbabwe. Because many of these countries have, to a greater or lesser extent, emerging economies or securities markets, investment in such countries involves certain risks that are not present in investments in more developed countries. See "Special Investment Methods and Risks."

    FOREIGN CURRENCY AND CURRENCY TECHNIQUES. Investment in foreign issuers usually involves currencies of foreign countries. Because the International Equity Fund's exposure to fluctuation of currency values is independent of its securities positions, the value of the assets of the Fund as measured in U.S. dollars is affected by changes in foreign currency exchange rates. An unlimited amount of the International Equity Fund's assets may be denominated or quoted in one or more of the foreign currencies. Substantial investment of the Fund's assets in a particular currency will increase its exposure to adverse developments affecting the value of that currency.

    The International Equity Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to attempt to enhance total return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. The management techniques which the Fund may employ consist of transactions in options, futures contracts, options on futures, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. "Special Investment Methods and Risks."


    OTHER INVESTMENTS. The International Equity Fund's investments may include U.S. Government Securities, mortgage-backed obligations, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of the Adviser, offer the potential to enhance total return. The Fund will not, under normal conditions, invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Fund may invest may include those that are rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. See Appendix A to the SAI for a description of the corporate bond ratings assigned by S&P and Moody's.


    The International Equity Fund may also make investments or utilize investment techniques that involve special risks. These include: convertible securities, when-issued securities and forward commitments, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, short sales against-the-box, stock of other investment companies, lending portfolio securities, small capitalization companies and unseasoned issuers. These investments and techniques and their attendant risks are described in "Special Investment Methods and Risks."

    Notwithstanding the International Equity Fund's investment objective, the Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, other short-term instruments of the type in which the Money Market Fund may invest, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies.

PROTECTIVE GROWTH AND INCOME FUND


    The Growth and Income Fund's investment objective is long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability. As with the Small Cap Equity Fund, the Fund is managed using a value oriented approach. See "Value Oriented Approach" in the section describing the Small Cap Equity Fund. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and other stock purchase rights, and interests in REITs. These securities may or may not pay a current dividend. Securities in which the Fund may invest may include securities acquired on a when-issued or forward commitment basis, restricted or illiquid securities, short sales against-the-box, securities of other investment companies, small capitalization companies and unseasoned issuers. The Fund may also use certain investment techniques that entail special risks. These include: options on securities and securities indices, futures contracts and options thereon, lending portfolio securities, lower-rated or unrated debt securities, repurchase agreements, holding and trading foreign currency, forward foreign currency contracts, futures contracts on foreign currency and option contracts on foreign currencies. These securities and techniques and their attendant risks are described in "Special Investment Methods and Risks."


    OTHER INVESTMENT POLICIES AND RISKS. The Growth and Income Fund may invest up to 35% of its total assets in investment grade mortgage-backed, asset-backed and fixed-income securities issued by corporations or other entities or in U.S. Government Securities if such securities, in the opinion of the Adviser, offer the potential to further the Fund's investment objective. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its assets in foreign securities, including EDRs and GDRs and ADRs and securities of issuers in countries with emerging economies or securities markets and securities quoted in foreign currencies.


    When in the judgment of the Adviser market conditions warrant, the Growth and Income Fund may for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, instruments of the type in which the Money Market Fund may invest, and foreign currencies.

PROTECTIVE GLOBAL INCOME FUND


    The Global Income Fund's investment objective is a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies. High quality securities are defined as securities which have ratings of at least AA by S&P or Aa by Moody's ("high quality ratings") or, if unrated by such rating organizations, are determined by the Fund's Adviser to be of comparable credit quality. The Fund also may invest in obligations of foreign governments (or agencies or instrumentalities thereof) denominated in the issuer's currency rated A or better by Moody's or S&P, or, if not rated by such rating organizations, determined by the Adviser to be of comparable credit quality. A security will be considered to have met the Fund's credit criteria if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum by one or more other rating organizations.



    SELECTION OF PORTFOLIO INVESTMENTS. In selecting securities for the portfolio, the portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. The Global Income Fund will, under normal market conditions, have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars. It is expected that the Fund will use currency transactions both to enhance overall returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. See "Special Investment Methods and Risks."



    PORTFOLIO DURATION. Under normal interest rate conditions, the Fund's duration generally equals that of its benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. Under normal interest rate conditions, the Global Income Fund will maintain a dollar weighted average portfolio duration of not more than seven and one-half years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer.

    The Global Income Fund may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in structured securities, options, futures contracts and options on futures and interest rate swaps. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities which it may hold.

    CURRENCY AND INTEREST RATE TECHNIQUES. It is expected that the Global Income Fund will employ certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed-income securities of U.S. issuers. Such management techniques include transactions in options (including yield curve options), futures contracts, options on futures contracts, structured securities, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps, and interest rate floors, caps and collars. However, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risks."


    CONCENTRATION IN CANADA, GERMANY, JAPAN AND THE UNITED KINGDOM. The Global Income Fund may invest up to 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan and the United Kingdom as well as the securities of U.S. issuers. Concentration of the Fund's investments in such issuers or currencies will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. In addition, for purposes of percentage limitations, the term "securities" does not include foreign currencies, which means that the Fund could have more than 25% of its total assets denominated in any particular foreign currency.



    OTHER INVESTMENT POLICIES. The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"). The only statutory or regulatory diversification requirements to which it is subject arise under federal tax law. See "Taxes" and "Special Investment Methods and Risks." Except as described above, not more than 25% of the Fund's total assets will be invested in the securities of any one foreign government or any other issuer (this limitation does not apply to the U.S. Government). Under normal circumstances, the Fund will invest in securities of issuers in at least three countries. No more than 25% of the Fund's total assets will be invested in securities of issuers located in any country other than Canada, Germany, Japan, the United Kingdom and the United States.


    FIXED-INCOME SECURITIES. The fixed-income securities in which the Global Income Fund may invest include: (i) U.S. Government Securities and custody receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international entities (I.E., international organizations designated or supported by government entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit, bankers' acceptances or time deposits of U.S. or foreign banks (including domestic or foreign branches thereof) having total assets of more than $1 billion; (v) commercial paper of a type that the Money Market Fund may hold; and (vi) mortgage and asset-backed securities.


    Although the Global Income Fund may invest in securities satisfying the minimum credit quality criteria prescribed above, the Fund generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating at the time of investment and unrated securities determined by the Adviser to be of comparable credit quality to securities with the highest applicable credit quality rating. The debt securities in which the Fund will invest may have fixed, variable or floating interest rates.


    RISKS OF FOREIGN INVESTMENTS AND CURRENCIES. The performance of investments in non-dollar securities will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency.

    Investing the Global Income Fund's assets in securities of issuers located outside the United States will subject the Fund to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Special Investment Methods and Risks."

                      SPECIAL INVESTMENT METHODS AND RISKS

CONVERTIBLE SECURITIES


    The Core U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, and Growth and Income Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Core U.S. Equity Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which each of the other Funds may invest are subject to the same rating criteria as that Fund's investments in non-convertible debt securities. Convertible debt securities are treated as equity securities for purpose of a Fund's investment policies or restrictions.


FIXED-INCOME SECURITIES


    All of the Funds may invest in U.S. Government Securities and corporate and certain other fixed-income securities. The Core U.S. Equity Fund may only invest in debt securities that are considered cash equivalents. Fixed-income securities are subject to the risk that the issuer will not be able to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, the value of fixed-income securities generally rises when interest rates decline. Conversely, the value of fixed-income securities generally declines when interest rates rise. The interest rates payable on certain securities in which a Fund may invest that are characterized as "fixed-income" securities, are not really fixed and may fluctuate based upon changes in market rates of interest. Fixed-income securities include U.S. Government Securities, and debt obligations of states or municipalities or state or municipal government agencies or instrumentalities, as well as the following:


    U.S. GOVERNMENT SECURITIES. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.


    Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

    CUSTODY RECEIPTS. All of the Funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

    CORPORATE DEBT OBLIGATIONS. Corporate debt securities are subject to credit risk and market risk. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.


    LOWER RATED CORPORATE DEBT OBLIGATIONS. The corporate debt obligations in which the Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Growth and Income Fund may invest may be rated in the lowest rating categories by S&P or by Moody's or be unrated. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Growth and Income Fund may invest up to 25%, 35%, 35% and 10%, respectively, of their total assets in such securities. Bonds rated BB or below by S&P or Ba or below by Moody's (or comparable unrated securities), commonly called "junk bonds," are considered speculative and payments of principal and interest thereon may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (I.E., bonds rated BBB or higher by S&P or Baa or higher by Moody's). No minimum rating standard is required for a purchase of bonds by the Capital Growth Fund, Small Cap Equity Fund, International Equity Fund or Growth and Income Fund. Each such Fund may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. See Appendix A to the SAI for a description of the ratings issued by investment rating services.



    ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION
BONDS. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in zero coupon bonds. The Global Income Fund may also invest in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.



    A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    INVERSE FLOATING RATE SECURITIES. The Global Income Fund may invest in inverse floating rate securities. The interest rate on such a security resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floating rate security may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in such securities generally results in greater volatility in their market prices.


    FOREIGN GOVERNMENT SECURITIES. The International Equity Fund and Global Income Fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.



    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All of the Funds except the CORE U.S. Equity Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.


    Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This may increase the volatility of such instruments relative to other similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


    STRUCTURED SECURITIES. Each Fund (except the Money Market Fund) may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

REPURCHASE AGREEMENTS

    All of the Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity Fund and Global Income Fund may also enter into repurchase agreements involving certain foreign government securities. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Company's board of directors have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers.

    All of the Funds, together with other registered investment companies advised by the Advisers, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


    All of the Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Certain of the Funds may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with its custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it advantageous to do so.



MORTGAGE DOLLAR ROLLS



    The Global Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


LENDING OF PORTFOLIO SECURITIES

    All of the Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. If the Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of a Fund.

RESTRICTED AND ILLIQUID SECURITIES


    No Fund will invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, swap transactions, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific restricted security, that such restricted security is eligible under Rule 144A under the Securities Act of 1933 ("1933 Act"), and is liquid.



    The board of directors of the Company has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund. The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid.


BORROWING

    All of the Funds may borrow money but only from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (I.E., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. No Fund will borrow for leveraging purposes. Each Fund will maintain continuous asset coverage of at least 300% (as defined in the Act) with respect to all of its borrowings. Should the value of a Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs. A Fund will not purchase additional securities while its borrowings exceed 5% of its total assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES


    WRITING COVERED OPTIONS. All of the Funds except the Money Market Fund and CORE U.S. Equity Fund may write (sell) covered call and put options on any securities in which they may invest. All call options written by the Funds are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. All put options written by the Funds are covered, which means that the Fund would have deposited with its custodian cash, or liquid high grade debt securities with a value at least equal to the exercise price of the put option. Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. The Funds other than the Money Market Fund and CORE U.S. Equity Fund may also write call and put options on any securities index composed of securities in which they may invest.



    PURCHASING OPTIONS. All of the Funds except the Money Market Fund and CORE U.S. Equity Fund may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest.


    YIELD CURVE OPTIONS. The Global Income Fund may enter into options, referred to as "yield curve options," on the yield differential between two securities.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities. In a closing purchase or sale transaction, a Fund acquires a position that offsets and cancels an option position then held by the Fund.


    The Funds (other than the Money Market Fund and CORE U.S. Equity Fund) may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.


    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Adviser is incorrect in its expectations of fluctuations in securities prices or interest rates. For example, the successful use of puts for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its determination of the correlation between the securities indices on which options are written or purchased and the securities in a Fund's portfolio or, with respect to yield curve options, of the direction or the extent of the movement of the yield differential, the investment performance of a Fund will be less favorable than it would have been in the absence of such option transactions. The Funds pay brokerage commissions or spreads in connection with their options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    To increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return, the Funds other than the Money Market Fund and CORE U.S. Equity Fund may purchase and sell various kinds of futures contracts, and purchase and sell call and put options on any futures contract that it may purchase or sell. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and other financial instruments and indices. These Funds may also enter into closing purchase and sale transactions with respect to any futures contract and options that each may purchase or sell. To hedge against changes in securities prices or to seek to increase total return, the CORE U.S. Equity Fund may purchase and sell futures contracts on the S&P 500 Index. Except with regard to futures contracts on foreign currencies, a Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission ("CFTC") or to seek to increase total return to the extent permitted by such regulations.



    The Funds may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require a Fund to segregate and maintain cash or liquid high-grade debt securities with a value equal to the amount of the Fund's obligations.


    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

    Futures markets are highly volatile and the use of futures contracts may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to increase total return will depend on the ability of the Adviser to correctly analyze the futures markets. In addition, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve.

    A Fund's transactions in futures contracts and options thereon may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

FOREIGN TRANSACTIONS


    FOREIGN INVESTMENTS. Investments in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. The Funds other than the Money Market Fund and CORE U.S. Equity Fund may invest in foreign issuers or non-dollar securities. CORE U.S. Equity Fund may invest in foreign issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


    Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (E.G., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, or political or social instability or diplomatic developments which could affect investments in those countries.


    INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Funds other than the Money Market Fund may invest in ADRs and GDRs and, except for the CORE U.S. Equity Fund, may invest in EDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


    Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such Depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying securities are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in Depository receipts rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.


    INVESTMENTS IN EMERGING MARKETS. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened. See "Special Investment Methods and Risks -- Foreign Securities" above. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.


    The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund or Global Income Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


    A Fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a Fund, the Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

    Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund.

    Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio assets and could cause a Fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the Fund has delivered or due to the Fund's inability to complete its contractual obligations.

    Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

    FOREIGN CURRENCY TRANSACTIONS GENERALLY. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

    An issuer of securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity and Global Income Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two Funds may invest in securities quoted or denominated in other currency "baskets."

    Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

    In addition to investing in securities denominated or quoted in a foreign currency, certain of the five Funds listed above may engage in a variety of foreign currency management techniques. These Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Funds will incur costs in connection with conversions between various currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. These Funds may purchase or sell forward foreign currency exchange contracts for hedging purposes and the International Equity and Global Income Funds to seek to increase total return as well when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold for the purpose of increasing total return, forward foreign currency exchange contracts are considered speculative. In addition, these five Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

    All five of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.


    If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

    Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

    OPTIONS ON FOREIGN CURRENCIES. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity and Global Income Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these Funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Options on Securities and Securities Indices" above for a discussion of the liquidity risks associated with options transactions.

    INTEREST RATE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. The Global Income Fund may enter into interest rate and currency swaps for both hedging purposes and to seek to increase total return. The International Equity Fund may enter into currency swaps for these purposes. The Global Income Fund also may enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The Global Income Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Global Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the Funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

    The Global Income Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Company will maintain in a segregated account with its custodian cash and liquid high-grade debt securities equal to the net amount, if any, of the excess of each Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash and high-grade liquid debt securities, the Company believes that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

    Neither Fund will enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered to be investment grade by the Adviser.

    The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the International Equity or Global Income Fund would be less favorable than it would have been if this investment technique were not used.

SHORT SALES AGAINST-THE-BOX


    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Growth and Income Fund may make short sales of securities or maintain short positions in securities, provided that the Fund owns an equal amount of the shorted securities (or of securities convertible into or exchangeable for -- without payment of additional consideration -- an equal amount of the securities of the same issuer) (a short sale against-the-box). Not more than 25% of a Fund's net assets (at the time of the short sale) may be subject to short sales. These Funds make short sales primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a loss or gain in its short position.


OTHER INVESTMENT COMPANIES

    All of the Funds reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. No Fund may invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest may include money markets funds for which its Adviser or its Adviser's affiliates serve as the investment adviser. A Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which its Adviser or any of its Adviser's affiliates acts as adviser, the management fees payable by the Fund to the Investment Manager will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser or any of its affiliates.

NON-DIVERSIFIED STATUS

    Since the Global Income Fund is not "diversified" as defined by the Act, it is more susceptible to adverse developments affecting any single issuer. Nonetheless, a "non-diversified" Fund is still subject to the diversification requirements that arise under federal tax law and the 25% limit on concentration of investments in a single industry. See "Taxes" and "Investment Restrictions."

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES


    Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies, in which certain of the Funds may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.


WARRANTS AND RIGHTS


    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Growth and Income Fund each may invest up to 5% of their total assets (calculated at the time of purchase) in certain warrants or rights that entitle the holder to buy equity securities at a specific price for a specific period of time.


UNSEASONED ISSUERS


    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund each may invest up to 5% of their total assets, calculated at the time of purchase, in the securities (excluding investment grade debt securities) of companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.


                            INVESTMENT RESTRICTIONS


    Each of the Funds is also subject to certain investment restrictions which have been adopted by the Company for each Fund. Certain of these restrictions are fundamental policies that cannot be changed without the approval of a majority of the outstanding votes attributable to shares of the Fund. Other restrictions are not fundamental policies and may be changed by the Company's board of directors. Among other fundamental restrictions, as diversified funds, the Money Market Fund, CORE U.S. Equity Fund, Capital Growth Fund, and Growth and Income Fund each may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer. Similarly, none of the Funds may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to U.S. Government Securities or foreign currency investments. For a more complete description of the investment restrictions to which each Fund is subject, see the SAI.


                               PORTFOLIO TURNOVER


    Other than the Global Income Fund, the Funds do not expect to trade in securities for short-term gain. The Global Income Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for debt securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Global Income Fund's portfolio turnover rate. Notwithstanding the foregoing, the Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Fund. A high rate of portfolio turnover (100% or higher) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code.


    The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended December 31, 1996, the Funds had the following portfolio turnover rates:
CORE U.S. Equity Fund 34%, Small Cap Equity Fund 100%, International Equity Fund 38%, Growth and Income Fund 49%, Global Income Fund 214%, and Capital Growth Fund 35%.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

    The Company's board of directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager and the Advisers, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise its daily business operations. The SAI contains information as to the identify of, and other information about, the directors and officers of the Company.

INVESTMENT MANAGER

    Investment Distributors Advisory Services, Inc. ("IDASI"), 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. IDASI is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange. PLC's principal operating subsidiary is Protective Life Insurance Company, a stock life insurance company which maintains its administrative offices in Birmingham, Alabama. Protective Life was incorporated in Alabama in 1907 and changed its state of domicile from Alabama to Tennessee in 1992. Protective Life's principal business is the writing of individual and group life and health insurance contracts, annuity contracts, and guaranteed investment contracts.

    The Investment Manager has no direct previous experience in providing management services for investment companies; however, its officers, all of whom are officers of Protective Life, have extensive experience in the development and distribution of investment products, particularly, guaranteed investment contracts. In addition, the Investment Manager has retained the Advisers, entities that have extensive experience managing the assets of investment companies, pension plans and other clients, to manage the investment and reinvestment of the Funds' assets.

    The Investment Manager has entered into an investment management agreement, dated March 3, 1994, with the Company under which the Investment Manager assumes overall responsibility, subject to the supervision of the Company's board of directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Advisers on an ongoing basis. The Investment Manager provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Investment Manager also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Company on its behalf. The Investment Manager is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective(s), policies and restrictions, including oversight of the Advisers.

    For its services to the Company, the Investment Manager receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to the Investment Manager monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates: Money Market Fund .60%, CORE U.S. Equity Fund .80%, Capital Growth Fund .80%, Small Cap Equity Fund .80%, International Equity Fund 1.10%, Growth and Income Fund .80%, and Global Income Fund 1.10%. See "Investment Manager" in the SAI for more detailed information about the investment management agreement.



    The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, Protective Life has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Money Market Fund, .60%; CORE U.S. Equity Fund, .80%; Capital Growth Fund, .80%; Small Cap Equity Fund, .80%; International Equity Fund, 1.10%; Growth and Income Fund, .80%; and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Protective Life may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.


INVESTMENT ADVISERS


    Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as the investment adviser of the Money Market Fund, CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund and Growth and Income Fund. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB England, an affiliate of Goldman Sachs, acts as the investment adviser to the International Equity Fund and the Global Income Fund. Both Goldman Sachs and GSAMI are registered with the SEC as investment advisers. As of March 24, 1997, the Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.


    The Advisers and their affiliates serve a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups.


    Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the U.S. Goldman Sachs is a leader in virtually every field of investing and financing, participating in financial markets world-wide and serving individuals, institutions, corporations and governments. Goldman Sachs is headquartered in New York and has offices throughout the U.S. and in Bangkok, Beijing Frankfurt, George Town, Hong Kong, London, Madrid, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich.


    GSAMI was organized in 1990. As a company with unlimited liability under the laws of England, it is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organisation Limited, a U.K. self-regulatory organization.

    In performing its investment advisory services each Adviser, while remaining responsible for advising the Funds, may rely upon the asset management division of Goldman Sachs Asia, Ltd. (its Hong Kong affiliate) and Goldman Sachs Asset Management Japan, Limited. Each is also able to draw upon the research and expertise of its other affiliate offices for portfolio decisions and management with respect to certain securities.

    PORTFOLIO MANAGERS. The following individuals are the portfolio managers for the Funds:


        CORE U.S. EQUITY FUND, Robert C. Jones, Managing Director, Goldman Sachs; Kent A. Clark, Vice President, Goldman Sachs; and Victor H. Pinter, Vice President, Goldman Sachs. Mr. Jones joined GSAM in 1989. From 1987 to 1989, Mr. Jones was a senior quantitative analyst in the research department. Mr. Clark joined GSAM in 1992. Prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. Mr. Pinter joined GSAM in 1990.

        CAPITAL GROWTH FUND, Herbert E. Ehlers, Managing Director, Goldman Sachs, George D. Alder, Vice President, Goldman Sachs; Robert G. Collins, Vice President, Goldman Sachs; Gregory H. Ekizian, Vice President, Goldman Sachs; David G. Shell, Vice President, Goldman Sachs; and Ernest C. Segundo, Jr., Vice President, Goldman Sachs. Mr. Ehlers joined GSAM in 1997. Prior to 1997 he was the Chief Investment Officer of Liberty Investment Management, Inc., and its predecessor firm ("Liberty Investment"). Messrs. Adler, Collins, Ekizian, Shell and Segundo also joined GSAM in 1997. Prior to 1997, they were portfolio managers at Liberty Investment.



        SMALL CAP EQUITY FUND, Paul D. Farrell, Vice President, Goldman Sachs; and Matthew B. McLennan, Associate, Goldman Sachs. Mr. Farrell joined GSAM in 1991. Mr. McLennan joined GSAM in 1995. Prior to 1995, Mr. McLennan worked in the Investment Banking Division of Goldman, Sachs & Co. in Australia. Prior to that, he worked at Queensland Investment Corporation in Australia.



        INTERNATIONAL EQUITY FUND, Roderick D. Jack, Executive Director, GSAMI; Marcel Jongen, Executive Director, GSAMI; Warwick Negus, Executive Director, GSAMI; and Shogo Maeda, Vice President, Executive Director Goldman Sachs Asset Management Japan Limited. Before joining GSAMI in 1992, Mr. Jack spent five years with the advisory and financing group for S.G. Warburg in London. Before joining GSAMI in 1992, Mr. Jongen was with Philips Pension Fund in Eindhaven where he was head of equities. Before joining GSAMI in 1994, Mr. Maeda spent most of the last 13 years at Nomura Securities, Inc. and a period at Manufacturers Hanover Bank in New York. Warwick Negus is based in Asia and joined GSAMI in 1994 after 7 years as Vice President of Bankers Trust Australia, Ltd. where he was head of its Southeast Asian equities group.



        GROWTH AND INCOME FUND, Ronald E. Gutfleish, Vice President, Goldman Sachs; G. Lee Anderson, Vice President, Goldman Sachs; and Eileen A. Aptman, Vice President, Goldman Sachs. Mr. Gutfleish joined GSAM in 1993. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., in its Investment Management Research Department and a member of the Research Review Committee. Mr. Anderson joined GSAM in 1992. Prior to 1992, he was a research analyst in the Investment Research Department of Goldman, Sachs & Co. Ms. Aptman joined GSAM in 1993. Prior to 1993, she was an equity analyst at Delphi Management.


        GLOBAL INCOME FUND, Stephen C. Fitzgerald, Executive Director, Chief International Officer for international fixed income, GSAMI, and Andrew Wilson, Executive Director and Senior Portfolio Manager for international fixed income. Before joining GSAMI in 1992, Mr. Fitzgerald spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited where he was a senior member of the derivative products group. Prior to his employment at Invesco, Mr. Fitzgerald spent three years with Foreign and Colonial Management Limited in London managing fixed-income and derivative funds and in the treasury department of NRMA Insurance Limited in Sydney. Prior to joining GSAMI in 1995, Mr. Wilson spent three years as an assistant director at Rothschild Asset Management where he managed global and international bond portfolios. Prior to his employment at Rothschild, he spend seven years at the Reserve Bank of New Zealand. While there, Mr. Wilson served for two years with Bank's Foreign Investment Unit at the Bank of England in London and also served as Trading Manager of foreign reserves management.

    INVESTMENT ADVISORY AGREEMENTS. Each Adviser has entered into an investment advisory agreement for each Fund it advises, dated March 20, 1996, with the Investment Manager under which the Adviser, subject to the general supervision of the Investment Manager and the Company's board of directors, manages the investment portfolio of the Funds of which it is the Adviser. Under the investment advisory agreements, the Advisers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Advisers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of each Fund's investment objective(s). The Advisers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

    As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates:


                            0-100MM      100-200M       200MM+
                          -----------  -------------  -----------
Money Market                    .35%          .25%          .15%
International Equity            .40%          .30%          .25%
Global Income                   .40%          .30%          .25%
Growth & Income                 .40%          .30%          .20%
CORE U.S. Equity                .40%          .30%          .20%
Small Cap                       .40%          .30%          .20%
Cap Growth                      .40%          .30%          .20%


See the SAI for more detailed information about the investment advisory agreement.

    ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers, Goldman Sachs and their affiliates in the management of, or their interests in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or limit their investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates do not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them for the benefit of the management of the Funds and in general it is not anticipated that the Advisers will have access to proprietary information for the purpose of managing the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the SAI.

                            PERFORMANCE INFORMATION

    From time to time the Company may publish average annual total return figures for one or more of the Funds in advertisements and communications to shareholders or sales literature. Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

    The Company also may from time to time publish year-by-year total return, cumulative total return and yield information for the Funds in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

    Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

    In addition, the Company may from time to time publish performance of its Funds relative to certain performance rankings and indices.

    The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Company may, in it's discretion, from time to time make a list of the Fund's holdings available to investors upon request.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

    The value of each Fund's securities and assets, except those of the Money Market Fund and certain short-term debt securities held by any of the other Funds, is determined on the basis of their market values. All of the securities and assets of the Money Market Fund and short-term debt securities having remaining maturities of sixty days or less held by any of the other Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES

    Pursuant to a distribution agreement, Investment Distributors, Inc. ("IDI") acts without remuneration as the Company's distributor in the distribution of the shares of each Fund. IDI is a wholly-owned subsidiary of PLC and has no obligation to sell any stated number of shares. IDI's address is the same as that of Protective Life and PLC.

    Shares of the Funds are sold in a continuous offering and are authorized to be offered to the Account to support the Contracts. Net purchase payments under the Contracts are placed in one or more subaccounts of the Account and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales or redemption charges.


    For each day on which a Fund's net asset value is calculated, the Account transmits to the Company any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. The Account purchases and redeems shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. Money received by the Company from the Account for the purchase of shares of the International Equity Fund and Global Income Fund may not be invested by those Funds until the day following the execution of such purchases.

    Please refer to the separate prospectuses for the Contract and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant, or beneficiary may allocate his or her interest in an Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

    In the future, the Company may offer shares of one or more of the Funds (including new funds that might be added to the Company) to other registered or unregistered separate accounts of Protective Life or its life insurance company affiliates to support variable annuity contracts or variable life insurance contracts (other than the Contracts). Likewise, the Company may also, in the future, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

    Because shares of the Funds are offered to Accounts supporting variable annuity Contracts and Accounts supporting variable life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity Contracts and owners of variable life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Company currently does not foresee any disadvantage to owners of either variable annuity Contracts or variable life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Company's board of directors, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Money Market Fund intends to declare dividends from its net investment income every day. The Fund will distribute such dividends monthly by reinvesting them in additional Fund shares at net asset value.


    The Global Income Fund, Growth and Income Fund, CORE U.S. Equity Fund, Capital Growth Fund, International Equity Fund and Small Cap Equity Fund each intend to distribute substantially all of their net investment income annually. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions made by a Fund will be reinvested in shares of that Fund at that Fund's net asset value.


                                     TAXES

    TAX STATUS. The Company believes that each Fund will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code, and each Fund intends to distribute substantially all of its net investment income and net capital gain to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Funds. In addition, each Fund intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. Under current law, the net investment income of the Funds, including net capital gain, is not taxed to Protective Life to the extent that it is applied to increase the reserves held by Protective Life in respect of the Contracts.

    SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities, or currencies. A Fund must also generally derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Fund assets.


    DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940.


    Because the Company is established as an investment medium for the Accounts, which are separate accounts of Protective Life, regulations under Subchapter L, Chapter 1, Subtitle A of the Code impose additional diversification requirements on each Fund. These requirements generally are that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

    FOREIGN INVESTMENTS. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Funds that invest in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of the Funds making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

    ADDITIONAL TAX CONSIDERATIONS. If a Fund failed to qualify as a regulated investment company, (1) owners of Contracts based on the Fund might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of Contracts based on the Fund would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisers and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that the Adviser might otherwise believe to be desirable.

    The shareholders of the Funds are currently limited to the Accounts and Protective Life. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Funds, please refer to the prospectuses for the Contracts.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                               OTHER INFORMATION

REPORTS

    Annual Reports containing audited financial statements of the Company and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Company at the telephone number or address set forth on the cover page of this prospectus.

VOTING AND OTHER RIGHTS

    Each share outstanding is entitled to one vote for each dollar of net asset value on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro-rata share of any distributions made by a Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when-issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. Protective Life will vote shares of a Fund held by the Accounts which are attributable to Contracts in accordance with instructions received from Contract owners, annuitants and beneficiaries as provided in the prospectuses for the Contracts. Fund shares held by the Accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of the Accounts as to which instructions have been received. Fund shares held by any registered separate account of Protective Life or its affiliates that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. However, if Protective Life determines that it is permitted to vote any such shares of a Fund in its own right, it may elect to do so, subject to the then current interpretation of the Act and the rules thereunder. Fund shares held by non-registered separate accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the separate account or the plan makes other arrangements.


    As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for such proposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives, policies and restrictions of any Fund; and (iii) filling vacancies on the board of directors in the event that less than a majority of the directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in shareholder communications.


CUSTODY OF ASSETS

    Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street") serves as the custodian of the Funds' assets.

ACCOUNTING AND ADMINISTRATIVE SERVICES

    Pursuant to the custody agreement, State Street also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. IDASI is responsible for providing certain administrative services to the Company such as calculating each

Fund's standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties. Pursuant to a subadministration agreement with IDASI, State Street performs many of these administrative services.

TRANSFER AGENT

    Pursuant to a Transfer Agency and Service Agreement with the Company, State Street also acts as a transfer, redemption and dividend disbursing agent for the Company.

                                     PART B
                       INFORMATION REQUIRED TO BE IN THE
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                         PROTECTIVE INVESTMENT COMPANY


                          PROTECTIVE MONEY MARKET FUND
                        PROTECTIVE CORE U.S. EQUITY FUND
                         PROTECTIVE CAPITAL GROWTH FUND
                        PROTECTIVE SMALL CAP EQUITY FUND
                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       PROTECTIVE GROWTH AND INCOME FUND
                         PROTECTIVE GLOBAL INCOME FUND



                                  May 1, 1997


    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the prospectus for Protective Investment Company (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the prospectus with the same date as this Statement of Additional Information write to the Company at P. O. Box 2606, Birmingham, Alabama 35202 or call 1-800-866-3555.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................    2
ADDITIONAL INVESTMENT POLICY INFORMATION..................................    3
  Protective Money Market Fund............................................    3
  Protective CORE U.S. Equity Fund........................................    3
  Business Value Investing -- Protective Small Cap Equity Fund and
   Protective Growth and Income Fund......................................    4
  Protective International Equity Fund....................................    4
  Protective Global Income Fund...........................................    5
SPECIAL INVESTMENT METHODS AND RISKS......................................    6
  Custody Receipts........................................................    6
  Restricted and Illiquid Securities......................................    6
  Options on Securities and Securities Indices............................    6
  Futures Contracts and Options on Futures Contracts......................    9
  Foreign Investments.....................................................   11
  Fixed-Income Securities.................................................   16
  Warrants and Rights.....................................................   20
  Real Estate Investment Trusts...........................................   20
  When-Issued Securities and Forward Commitments..........................   20
INVESTMENT RESTRICTIONS...................................................   21
  Fundamental Restrictions................................................   21
  Non-fundamental Restrictions............................................   22
  Interpretive Rules......................................................   23
INVESTMENT MANAGER........................................................   23
  Investment Management Agreement.........................................   23
  Expenses of the Company.................................................   25
INVESTMENT ADVISERS.......................................................   25
  Investment Advisers.....................................................   25
  Investment Advisory Agreements..........................................   26
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   29
DETERMINATION OF NET ASSET VALUE..........................................   31
PERFORMANCE INFORMATION...................................................   33
SHARES OF STOCK...........................................................   34
CUSTODY OF ASSETS.........................................................   35
DIRECTORS AND OFFICERS....................................................   37
OTHER INFORMATION.........................................................   38
  Independent Accountants.................................................   38
  Legal Counsel...........................................................   38
  Other Information.......................................................   38
APPENDIX A................................................................   39
APPENDIX B................................................................   43
FINANCIAL STATEMENTS......................................................   45

                                  INTRODUCTION

    Protective Investment Company (the "Company") is an open-end management investment company incorporated in the State of Maryland on September 2, 1993. The Company consists of seven separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

    Pursuant to an investment management agreement and subject to the authority of the Company's board of directors, Investment Distributors Advisory Services, Inc. ("IDASI") serves as the Company's investment manager (the "Investment Manager") and conducts the business and affairs of the Company. IDASI has engaged Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co., as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. IDASI also has engaged Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as the investment adviser to provide day-to-day portfolio management for each of the other Funds. (GSAM and GSAMI are each referred to herein as the "Adviser" or together as the "Advisers," as appropriate. Goldman, Sachs & Co. is referred to herein as "Goldman Sachs").

    The Company currently offers each class of its stock to a separate account of Protective Life Insurance Company ("Protective Life") as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by Protective Life through separate accounts (the "Accounts"). The Company does not offer its stock directly to the general public. Each Account, like the Company, is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describes the Account and the Contracts issued through that Account. The prospectus for the Account and the Contracts also has a statement of additional information similar to this statement of additional information (the "SAI").

    The Company may, in the future, offer its stock to other registered and unregistered separate accounts of Protective Life and its affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

    Terms appearing in the SAI that are defined in the Prospectus have the same meaning herein as in the Prospectus.

                    ADDITIONAL INVESTMENT POLICY INFORMATION

PROTECTIVE MONEY MARKET FUND

    Pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term rating category by at least two NRSROs, are designated "Second Tier Securities." NRSROs are listed in the Prospectus and a description of their ratings are found in Appendix A herein.

    Pursuant to Rule 2a-7, the Protective Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time. Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.


    The foregoing operating policies are more restrictive than the fundamental investment restriction number 12 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these operating policies which comply with Rule 2a-7. Should Rule 2a-7 be amended in any respect, the Money Market Fund may amend the foregoing operating policies in conformity with the Rule.



PROTECTIVE CORE U.S. EQUITY FUND



    The CORE U.S. Equity Fund's investment objective is to provide its shareholders with a total return consisting of capital appreciation plus dividend income. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities.



    The investment strategy described above will be implemented to the extent it is consistent with maintaining the CORE U.S. Equity Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). See "Taxes" in the Prospectus. The Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's annual gross income be derived from the sale or other disposition of stocks or securities (including options and futures contracts) held for less than three months.


    Since normal settlement for equity securities is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances normally range from 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts on the S&P 500 Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL. The multifactor model is a sophisticated computerized rating system for evaluating equity securities according to twelve fundamental investment characteristics (or factors). The factors used by the multifactor model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, yield, growth, momentum, risk and liquidity (E.G., price/ earnings ratio, sustainable growth rate, earnings momentum and market liquidity). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the multifactor model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the multifactor model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities from the recommended list, the Adviser believes that the Select Equity Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.


    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Core U.S. Equity Fund. Such changes (which may be the result of changes in the nature of the recommended list, the multifactor model or the method of applying the multifactor model) may include: (i) evolutionary changes to the structure of the multifactor model (E.G., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (E.G., trading frequency or the manner in which the Fund uses futures on the S&P 500 Index); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.



BUSINESS VALUE INVESTING -- PROTECTIVE SMALL CAP EQUITY FUND AND PROTECTIVE GROWTH AND INCOME FUND



    Potential equity investments for Small Cap Equity Fund and Growth and Income Fund generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. In choosing a Fund's securities, the Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and meet decision-makers. The Adviser may also use a macro analysis of numerous economic and valuation variables to determine and anticipate changes in company earnings and the overall investment climate. The Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Adviser as well as information provided by other securities dealers.


    The Adviser intends to purchase equity securities of companies that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. These Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Adviser, are available at attractive prices. Consideration is given to the business quality of the issuer. Factors positively affecting the Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business.

    Equity securities in a Fund's portfolio will generally be sold when the Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

PROTECTIVE INTERNATIONAL EQUITY FUND

    INVESTING ABROAD: HIGH HISTORICAL RETURNS AND UNRECOGNIZED VALUES. Because research coverage outside the U.S. is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. The Adviser believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the Fund's highly focused investment approach.

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, the Adviser's equity team in London, Hong Kong and Tokyo seeks to identify companies that have a high probability of achieving superior long-term returns. Stocks are carefully selected for the Fund's portfolio through a three-stage investment process. Because the Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of the Adviser and Goldman Sachs as well as information gathered from other sources in Europe and the AsiaPacific region, the portfolio managers first identify attractive industries around the world. Such industries have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the portfolio managers identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. The Fund looks for companies whose management always acts in the interests of the owners and seek to maximize returns to all stockholders.

    HEDGING AND ENHANCING RETURNS THROUGH CURRENCY MANAGEMENT TECHNIQUES. The Adviser's currency team may manage the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    THE ADVISER'S INTERNATIONAL EQUITY TEAM. The members of the Adviser's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. In addition, they have access to over 200 economic, equity and currency research professionals of Goldman Sachs in London, Frankfurt, Hong Kong, Tokyo and New York.

PROTECTIVE GLOBAL INCOME FUND

    HIGH INCOME. The Fund's portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the Fund's credit quality standards and certain other criteria.

    CAPITAL APPRECIATION. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers also attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

    PORTFOLIO MANAGEMENT FLEXIBILITY. The Fund is designed to be actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the investment guidelines and often have strong currencies and stable economies and in securities that they believe offer the best performance prospects. Furthermore, because the Fund can purchase securities with various maturities, the portfolio managers can adjust the Fund's holdings in an effort to maximize returns in a variety of interest rate environments. In addition, the Fund's ability to invest in securities of any maturity allows its portfolio managers to adjust the Fund's portfolio as interest rates change to take advantage of the most attractive segments of the yield curve.

    RELATIVE STABILITY OF PRINCIPAL. The Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing only in high credit quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

    PROFESSIONAL MANAGEMENT. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

                      SPECIAL INVESTMENT METHODS AND RISKS

CUSTODY RECEIPTS

    The Funds may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, political subdivisions, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, political subdivisions authorities or instrumentalities. These custody receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custody receipts are not considered U.S. Government securities.

RESTRICTED AND ILLIQUID SECURITIES

    The Funds may purchase certain restricted securities (those that are not registered under the Securities Act of 1933 (the "1933 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Fund are described in non-fundamental investment restrictions 3(a) - 3(c) below.

    Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days, participation interests in loans, swap transactions, certain over-the-counter option contracts, and securities that are not readily marketable.

    Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the board of directors of the Company or the Advisers have determined to be liquid will be treated as such.

    The SEC staff has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES


    WRITING OPTIONS. All of the Funds except the Money Market Fund and CORE U.S. Equity Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.


    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.


    The Funds other than the Money Market Fund and CORE U.S. Equity Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

    A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.


    PURCHASING OPTIONS. The Funds other than Money Market Fund and CORE U.S. Equity Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

    YIELD CURVE OPTIONS. The Global Income Fund may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    The Global Income Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Global Income Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The Global Income Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Global Income Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Global Income Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


    The Funds other than the Money Market Fund and CORE U.S. Equity Fund may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by a Fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds other than the Money Market Fund may purchase and sell futures contracts. Of these Funds, the Funds other than CORE U.S. Equity Fund may also purchase and write options on futures contracts. These Funds may purchase and sell futures contracts based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and other financial instruments and indices. CORE U.S. Equity Fund may only purchase and sell futures contracts on the S&P 500 Index. A Fund will engage in futures or, in the case of Funds other than CORE U.S. Equity, related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund (other than the Money Market Fund or CORE U.S. Equity Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such Fund has acquired or expects to acquire.


    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


    HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity Fund) foreign currency rates that would adversely affect the U. S. dollar value of the Fund's portfolio securities. Such futures contracts may (except in the case of CORE U.S. Equity Fund) include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, a Fund (other than CORE U.S. Equity Fund) may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

    If, in the opinion of its Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


    OTHER CONSIDERATIONS. Where permitted, a Fund will engage in futures transactions and (except for CORE U.S. Equity Fund) in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- I.E., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Funds expect that on 75% or more of the occasions on which they take a long futures or option positions (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose seeking to increase total return, will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and (except for Select Equity Fund) in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxes" in the Prospectus).

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN INVESTMENTS

    Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. Since investments in foreign issuers may involve currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Currency exchange rates may fluctuate significantly over short periods of time. The generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States.

    Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


    International Equity Fund, Capital Growth Fund, Small Cap Equity Fund, Global Income Fund and Growth and Income Fund may also invest in countries with emerging economics or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


    The International Equity Fund, Capital Growth Fund, Small Cap Equity Fund and Growth and Income Fund may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity Fund and Global Income Fund may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may enter into forward foreign currency exchange contracts for the purposes described in the Prospectus. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    These Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

    The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.


    A Fund's custodian will place cash or liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

    Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

    WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The International Equity Fund and Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if a pattern of correlation exists between the values of the currencies. In addition, the International Equity and Global Income Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by it.

    A Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, the International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    These two Funds would normally purchase call options to seek to increase in anticipation of an increase in the market value of a currency. They would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by these two Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. They would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise they would realize either no gain or a loss on the purchase of the put option.

    SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The Funds may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See "Investment Restrictions" in the Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

    INTEREST RATE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. The Global Income Fund may enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The International Equity Fund may enter into currency swaps for these purposes. The Global Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Advisers believe that swaps do not constitute senior securities as defined in the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the Fund will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investments subject to these Funds' 15% limitation on such investments.

FIXED-INCOME SECURITIES

    SHORT-TERM BANK AND CORPORATE OBLIGATIONS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

    VARIABLE AMOUNT MASTER DEMAND NOTES. The Funds may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

    VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS. The Funds may purchase variable and floating rate demand instruments that are debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

    The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days's notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to the Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

    The Money Market Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the board of directors to minimize credit risks. Accordingly, any variable or floating rate demand instrument must satisfy that Fund's credit criteria with respect to both its long-term and short-term ratings except that where credit support is provided, the Fund may rely solely upon the short-term rating of the variable or floating rate demand instrument (I.E., the right to sell). A variable or floating rate demand instrument that is unrated must have high quality characteristics similar to those of other obligations rated high quality. The Adviser may determine that an unrated variable or floating rate demand instrument meets the Money Market Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for that Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

    The maturity of the variable or floating rate demand instruments held by any of the Funds will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

    LOAN PARTICIPATION INTERESTS. The Money Market Fund may purchase participation interests with remaining maturities of thirteen months or less in loans of any maturity. Such loans must be to issuers in whose obligations the Fund may otherwise invest. Any participation purchased by the Fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participations are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation the Money Market Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation is limited and any such participation purchased by the Fund may be regarded as illiquid.

    The Money Market Fund does not believe that price quotations currently obtainable from banks, dealers or pricing services consistently represent the market values of participation interests. Therefore, the Company's accounting servicing agent will, following guidelines established by the board of directors, value the participation interests held by the Fund at fair value, which approximates market value. In valuing a participation interest, the agent will consider the following factors: (i) the characteristics of the participation interest, including the cost, size, interest rate, period until next interest rate reset, maturity and base lending rate of the participation interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) the market for the participation interest, including price quotations for and trading in the participation interest and similar participation interest or instruments and the market environment and investor attitudes towards the participation interest or participation interests generally; (v) the quality and creditworthiness of any intermediate participants; and (vi) general economic or market conditions.


    LOWER-RATED CORPORATE DEBT OBLIGATIONS. As described in the Prospectus, the Capital Growth Fund, International Equity Fund, Small Cap Equity Fund and Growth and Income Fund may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (I.E., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (I.E., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). See Appendix A for a description of the ratings issued by investment rating services.


    An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund's Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through diversification of these Funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

    ZERO COUPON BONDS. The Capital Growth Fund, Small Cap Equity Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

    Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

    Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the Funds will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the Funds may obtain no return at all on their investment. In addition, a Fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.


    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All of the Funds except CORE U.S. Equity Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.


    Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

WARRANTS AND RIGHTS


    The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Growth and Income Fund each may invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. The Funds will each not invest more than 2% of their total assets, calculated at the time of purchase, in warrants or rights which are not listed on the New York or American Stock Exchanges. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


REAL ESTATE INVESTMENT TRUSTS

    The Capital Growth Fund, Small Cap Equity Fund and the Growth and Income Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940. REITs (especially mortgage REITs) are also subject to interest rate risks.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

    All of the Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

    A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to it on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.


    A Fund is required to hold and maintain in a segregated account with the Company's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss of the value of the security to be purchased declines prior to the increases prior to the settlement date.


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

    The following investment restrictions have been adopted by the Company as fundamental policies for the Fund to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding votes attributable to the shares of a Fund. The investment objective or objectives of each Fund and all other investment policies or practices of the Fund are considered by the Company not to be fundamental and accordingly may be changed by the Company's board of directors without shareholder approval. See "Investment Objective and Policies" in the Fund's Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

    None of the Funds may:

        1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts (including those relating to indices), and options on futures contracts or indices.

        2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but a Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures contracts.

        3. Sell securities short or maintain a short position except for short sales against-the-box.

        4. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

        5. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

        6. Invest in commodities except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

        7. Lend any money or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets.

        8. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as otherwise permitted under these fundamental investment restrictions.

        9. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

       10. Borrow money except from banks for temporary or short-term purposes and then only if each maintains asset coverage of at least 300% for such borrowings. For purposes of this investment restriction, transactions in currency, swaps, options, futures contracts, including those relating to indices, forward contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

    Fund-specific restrictions:

        11(a). Each of the Funds other than the Money Market Fund may not invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government Securities.

        11(b). The Money Market Fund will not purchase securities if such purchase would cause more than 25% of its total assets to be invested in the securities of one or more issuers having their principal business activities in the same industry. This limitation, however, will not apply to U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, telephone companies are considered to be a separate industry from water, gas, or electric utilities, personal credit finance companies and business credit finance companies are considered separate industries and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.)


       12. The Money Market Fund, CORE U.S. Equity Fund, Capital Growth Fund and the Growth and Income Fund each may not, as to 75% of the total assets of each at the time of purchase, purchase the securities of any issuer if more than 5% of the value of the Fund's total assets would be invested in such securities.


NON-FUNDAMENTAL RESTRICTIONS

    In addition to the investment restrictions mentioned above, the directors of the Company have adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Company's board of directors and they differ from fundamental investment restrictions in that they may be changed or amended by the board of directors without prior notice to or approval of shareholders.

    None of the Funds (except the Global Income Fund) may:

       1. Purchase the securities of any issuer if by such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.


        Fund specific restrictions:



        2(a). The Funds other than the Money Market Fund each will not invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

        2(b). The Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.



       3. The Small Cap Equity Fund, International Equity Fund and the Global Income Fund each may not, as to 75% of the total assets of each at the time of purchase, purchase the securities of any issuer if more than 10% of the value of the Fund's total assets would be invested in such securities.


INTERPRETIVE RULES

    For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                               INVESTMENT MANAGER

    Investment Distributors Advisory Services, Inc. ("IDASI"), 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. IDASI is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange. PLC's principal operating subsidiary is Protective Life Insurance Company, a stock life insurance company which maintains its administrative offices in Birmingham, Alabama. Protective Life was incorporated in Alabama in 1907 and changed its state of domicile from Alabama to Tennessee in 1992. Protective Life's principal business is the writing of individual and group life and health insurance contracts, annuity contracts, and guaranteed investment contracts.

    The Investment Manager has no direct previous experience in providing management services for investment companies; however, its officers, most of whom are officers of Protective Life, have extensive experience in the development and distribution of investment products, particularly guaranteed investment contracts. In addition, the Investment Manager has retained the Advisers, entities that have extensive experience managing the assets of investment companies, pension plans and other clients, to manage the investment and reinvestment of the Funds' assets.

INVESTMENT MANAGEMENT AGREEMENT

    The Investment Manager has entered into an investment management agreement, dated March 20, 1996, with the Company under which the Investment Manager assumes overall responsibility, subject to the supervision of the Company's board of directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Advisers on an ongoing basis. The Investment Manager provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Investment Manager also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Company on its behalf. The Investment Manager is also responsible for overseeing the Company's compliance with the requirements of applicable law and in conformity with each Fund's investment objective(s), policies and restrictions, including oversight of the Advisers.


    For its services to the Company, the Investment Manager receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to the Investment Manager monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates: Money Market Fund .60%, CORE U.S. Equity Fund .80%, Capital Growth Fund .80%,

Small Cap Equity Fund .80%, International Equity Fund 1.10%, Growth and Income Fund .80%, and Global Income Fund 1.10%. For the fiscal period March 14, 1994 to December 31, 1994, the Funds incurred the following management fees to the Investment Manager: Money Market Fund $17,470, CORE U.S. Equity Fund $53,567, Small Cap Equity Fund $69,074, International Equity Fund $121,187, Growth and Income Fund $120,254, and Global Income Fund $88,896. For the fiscal year ended December 31, 1995, the Funds incurred the following management fees to the Investment Manager: Money Market Fund $28,954, CORE U.S. Equity Fund $282,954, Capital Growth Fund $24,876, Small Cap Equity Fund $268,136, International Equity Fund $448,460, Growth and Income Fund $661,953, and Global Income Fund $262,733. For the fiscal year ended December 31, 1996, the Funds incurred the following management fees to the Investment Manager: Money Market Fund $31,585, CORE U.S. Equity Fund $632,296, Capital Growth Fund $161,938, Small Cap Equity Fund $446,552, International Equity Fund $871,940, Growth and Income Fund $1,325,914, and Global Income Fund $380,629.



    The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, Protective Life has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's average daily net assets on an annualized basis: Money Market Fund, .60%; Capital Growth Fund,
 .80%; CORE U.S. Equity Fund, .80%; Small Cap Equity Fund, .80%; International Equity Fund, 1.10%; Growth and Income Fund, .80%; and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.


    The investment management agreement provides that the Investment Manager may render similar services to others so long as the services that it provides thereunder are not impaired thereby. The investment management agreement also provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment management agreement, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

    The investment management agreement was approved for each Fund (other than Capital Growth Fund) by the directors of the Company, including a majority of the directors of the Company who are not parties to the agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on February 8, 1994, and by the sole initial shareholder of the Fund on March 2, 1994. The investment management agreement was approved for Capital Growth Fund by the directors of the Company, including a majority of the non-interested directors on May 3, 1995 and by the sole initial shareholder of the Fund on June 20, 1995. The investment management agreement will remain in effect from year to year provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement will terminate automatically if assigned (as defined in the Act) and is terminable as to any Fund at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Investment Manager and by the Investment Manager on 60 days' written notice to the Company.

EXPENSES OF THE COMPANY

    The company incurs certain operating and general administrative expenses in addition to the Investment Manager's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs, and other expenses properly payable by the Company.

    In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the board of directors as appropriate. Expenses other than the Investment Manager's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, directors' fees and expenses, independent accountant fees, transfer agent fees, expenses of redemption, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

                              INVESTMENT ADVISERS

INVESTMENT ADVISERS


    Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as the investment adviser of the Money Market Fund, CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Equity Fund and Growth and Income Fund. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB England, an affiliate of Goldman Sachs, acts as the investment adviser to the International Equity Fund and the Global Income Fund. Both Goldman Sachs and GSAMI are registered with the SEC as investment advisers. In performing its investment advisory services to the International Equity Fund and the Global Income Fund, GSAMI, while remaining responsible for advising these Funds, may draw upon the research and market expertise of its affiliates, including Goldman Sachs Asia, Ltd. (its Hong Kong affiliate) and Goldman Sachs Asset Management Japan Limited. As of March 24, 1997, the Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.



    Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.



    The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $60 million, Goldman Sachs's Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs's research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in INSTITUTIONAL INVESTOR'S annual "All-America Research Team" survey. In addition, many of Goldman Sachs's economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analysis (now used by a growing number of investors) to structure and evaluate portfolios.

    In connection with the Funds' investments in foreign securities and related transactions in foreign currencies, the Adviser has access to Goldman Sachs's economics team, based in London, which is internationally recognized for its skill in currency forecasting and international economics.

    The fixed-income research capabilities of Goldman Sachs available to each of the Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.


    In addition to fixed-income research and credit research, both Advisers are supported by Goldman Sachs's economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs's international research team has brought wide recognition to its members. The team has earned top rankings in the INSTITUTIONAL INVESTOR annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.


    In allocating assets in a Fund's portfolio among currencies, the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs's research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for a Fund's investment objective and criteria. In allocating a Fund's assets among currencies, the Advisers will also have access to Goldman Sachs's economics team, which is internationally recognized for its skill in currency forecasting and international economics.

INVESTMENT ADVISORY AGREEMENTS

    Each Adviser has entered into an investment advisory agreement, dated March 20, 1996 with the Investment Manager in connection with each Fund it advises. Under the agreements, the Adviser, subject to the general supervision of the Company's board of directors, manages the investment portfolio of each Fund. Under the investment advisory agreements, the Advisers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Advisers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulates and implements investment programs in furtherance of each Fund's investment objective(s).

    As compensation for its services to the Funds on behalf of the Investment Manager, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates:


                            0-100MM      100-200M       200MM+
                          -----------  -------------  -----------
Money Market                    .35%          .25%          .15%
International Equity            .40%          .30%          .25%
Global Income                   .40%          .30%          .25%
Growth & Income                 .40%          .30%          .20%
CORE U.S. Equity                .40%          .30%          .20%
Small Cap                       .40%          .30%          .20%
Cap Growth                      .40%          .30%          .20%



    For the fiscal period March 14, 1994 to December 31, 1994, the Investment Manager incurred the following fees to the Advisers in connection with each of the Funds: Money Market Fund $10,105, CORE U.S. Equity Fund $26,395, Small Cap Equity Fund $34,560, International Equity Fund $44,016, Growth and Income Fund $60,162, and Global Income Fund $32,301. For the fiscal year ended December 31, 1995, the Investment Manager paid the following fees to the Advisers in connection with each of the Funds: Money Market Fund $16,877, CORE U.S. Equity Fund $140,992, Capital Growth Fund $12,438, Small Cap Equity Fund $134,073, International Equity Fund $162,253, Growth and Income Fund $297,818, and Global Income Fund $95,539. For the fiscal year ended December 31, 1996, the Investment Manager paid the following fees to the Advisers in connection with each of the
Funds: Money Market Fund $18,425, CORE U.S. Equity Fund $310,858, Capital Growth Fund $80,969, Small Cap Equity Fund $223,180, International Equity Fund $311,366, Growth and Income Fund $580,051, and Global Income Fund $138,411.


    The Funds' investment advisory agreements each provide that the Advisers may render similar services to others so long as the services that they provide thereunder are not impaired thereby.

    The investment advisory agreement for each Fund was approved by the directors of the Company, including a majority of the directors of the Company who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on March 20, 1996, and by the shareholders of each Fund on April 30, 1996. The foregoing agreements will remain in effect until April 30, 1998 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreements will each terminate automatically if assigned (as defined in the Act) and each is terminable at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Company.

    ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS AND ITS AFFILIATES. The involvement of the Adviser and Goldman Sachs and their affiliates in the management of, or their interests in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or limit their investment activities.

    Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to funds or accounts (including insurance company separate accounts and other collective investment vehicles), which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same types of securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those advised or managed by the Advisers and their advisory affiliates, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for a Fund.

    From time to time, a Fund's activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies, designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

    In connection with their advice to the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of a Fund and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts, could conflict with the transactions and strategies employed by the Advisers in advising the Funds.

    The results of a Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for the proprietary accounts or accounts (including mutual funds, insurance company separate accounts or other collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

    The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

    An investment policy committee, which may include partners of Goldman Sachs and its affiliates, may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of the Funds. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Funds invest.

    In addition, certain principals and certain employees of the Advisers are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

    The Advisers may enter into transactions and invest in currencies or other instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuers. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activites may cause departments of the firm to give advice to clients that may cause such client to take actions adverse to the interests of the Company to the extent that affiliate transactions are permitted. The Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.


    Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

    It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Except to the extent that the Money Market Fund purchases securities from Goldman Sachs consistent with the terms of an SEC order permitting such sales, the Company will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

    In placing orders for portfolio securities of a Fund, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Advisers and their affiliates, or other clients of the Advisers or their affiliates. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Advisers in providing investment advisory services for the Funds.

    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

    Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the board of directors of the Company.

    Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for the Funds. In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the board of directors of the Company, including a majority of the non-interested directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

    In addition, although Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Company's board of directors has adopted procedures designed to insure compliance with the requirements of Section 11(a). In this regard, Goldman Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of each Fund. The board of directors of the Company will review and approve all of each Fund's portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith.


    For the fiscal period March 14, 1994 to December 31, 1994, the Funds paid the following amounts in brokerage commissions: Money Market Fund $0, CORE U.S. Equity Fund $26,188, Small Cap Equity Fund $41,556, International Equity Fund $92,310, Growth and Income Fund $109,049, and Global Income Fund $0. During the fiscal year ended December 31, 1995, the Funds paid the following amounts in brokerage commissions: Money Market Fund $0, CORE U.S. Equity Fund $61,560, Capital Growth Fund $12,219, Small Cap Equity Fund $99,151, International Equity Fund $180,874, Growth and Income Fund $232,571, and Global Income Fund $0.

    For the fiscal period March 14, 1994 to December 31, 1994, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: Money Market Fund $0, CORE U.S. Equity Fund $94, Small Cap Equity Fund $475, International Equity Fund $0, Growth and Income Fund $11,105, and Global Income Fund $0. During the fiscal year ended December 31, 1995, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: Money Market Fund $0, CORE U.S. Equity Fund $0, Capital Growth Fund $1,833, Small Cap Equity Fund $12,010, International Equity Fund $3,957, Growth and Income Fund $26,236, and Global Income Fund $0. During the fiscal year ended December 31, 1996, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: Money Market Fund $0, CORE U.S. Equity Fund $0, Capital Growth Fund $9,752, Small Cap Equity Fund $3,955, International Equity Fund $1,778, Growth and Income Fund $21,367, and Global Income Fund $0.



    During the fiscal year ended December 31, 1996, the brokerage commissions paid by the Funds to Goldman Sachs represented the following percentages of aggregate brokerage commissions paid by each Fund: Money Market Fund 0%, CORE U.S. Equity Fund 0%, Capital Growth Fund 25.52%, Small Cap Equity Fund 1.96%, International Equity Fund .71%, Growth and Income Fund 8.21%, and Global Income Fund 0%.



    During the fiscal year ended December 31, 1996, the aggregate dollar amount of transactions executed for each Fund by Goldman Sachs represented the following percentages of aggregate dollar amount of transactions for such Fund:
Money Market Fund 0%, CORE U.S. Equity Fund 0%, Capital Growth Fund .87%, Small Cap Equity Fund .08%, International Equity Fund .02%, Growth and Income Fund
 .56%, and Global Income Fund 0%.



    For the fiscal period ended December 31, 1996, the Funds acquired and sold securities of their regular broker-dealers. As of December 31, 1996, the Funds held the following amounts of securities of their regular broker-dealers: Growth and Income Fund $7,603,650, Capital Growth Fund $530,238, and CORE U.S. Equity Fund $2,340,838.


                        DETERMINATION OF NET ASSET VALUE

    Under the Act, the board of directors of the Company is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the board of directors of the Company, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Company is open for business.

    In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of directors of the Company will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

    Portfolio assets of the Funds (other than the Money Market Fund) are valued as follows:

    (a)securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);

    (b)over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

    (c)debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Adviser and approved by the board of directors of the Company if those prices are deemed by the Adviser to be representative of market values at the close of business of the New York Stock Exchange;

    (d)options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

    (e)over-the-counter options are valued based upon prices provided market makers in such securities or dealers in such currencies.

    (f)forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

    (g)all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the board of directors of the Company; and

    (h)debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

    Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the board of directors of the Company.

    Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which the Funds' net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

    All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of per share $1.00. The Company's board of directors has determined that to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

    The Company's board of directors has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the board will promptly consider initiating corrective action. If the board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

    Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

    Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

    Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

    From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments, including:
(a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual

Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return;
(g) the Russell Midcap Index; (h) the Russell 2000 Index -- Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

    The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

    From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

    Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                                SHARES OF STOCK


    The Company was incorporated in Maryland on September 2, 1993. The authorized capital stock of the Company consists of 1 billion (1,000,000,000) shares, par value one-tenth of one per cent ($0.001) per share. Seven hundred million (700,000,000) of the authorized shares have been divided into and may be issued in seven designated classes as follows: Money Market Series, 100,000,000 shares; CORE U.S. Equity Series, 100,000,000 shares; Capital Growth Series, 100,000,000 shares; Small Cap Equity Series, 100,000,000 shares; International Equity Series, 100,000,000 shares; Growth and Income Series 100,000,000 shares; and, Global Income Series, 100,000,000 shares. The shares of each class represent fractional undivided interests in an investment portfolio of the Company corresponding to that class. The board of directors of the Company have authority, subject to certain limitations, under the Company's Charter to create and classify shares of capital stock in additional separate series and to reclassify existing series of stock into one or more different new classes without further action by shareholders.

    Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

    Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors from the separate voting requirements of Rule 18f-2.


    Protective Life provided the initial capital for each of the Company's Funds by purchasing stock of each class in the following amounts, ($10,000 per class on March 2, 1994 and the balance on March 14, 1994): Money Market Fund, $500,000; CORE U.S. Equity Fund, $1,000,000; Small Cap Equity Fund, $1,000,000;
International Equity Fund, $3,000,000; Growth and Income Fund, $1,000,000; and Global Income Fund, $3,000,000. Protective Life also provided the initial capital for Capital Growth Fund by purchasing Capital Growth Series stock in the amount of $1,000,000 on June 14, 1995. Such shares were acquired for investment and can only be disposed of by redemption.


    Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

                               CUSTODY OF ASSETS

    Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Company as custodian.

    State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the Custody Agreement, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the board of directors of the Company, in accordance with regulations under the Act.

    State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the futures commission merchants ("FCMs") through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

    This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Company and the FCMs or brokers. The Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker,
(3) that when requested by the Company the FCM or broker will cause State Street to release to its general custody account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Company's obligations to the FCM or broker under the terms of such agreement.

    If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. There upon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

                             DIRECTORS AND OFFICERS

    The directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.


    NAME AND ADDRESS               POSITION WITH THE COMPANY, PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
-------------------------  ---------------------------------------------------------------------------------------
R. Stephen Briggs*         Director. Executive Vice President, Protective Life Corporation (since October,
                            1993).**
D. Warren Bailey           Director.
Carolyn King*              Director and Chairman and President. Senior Vice President, Protective Life Corporation
                            (since May, 1995). Senior Vice President, Provident Life and Accident Insurance
                            Company (August 1994 - March 1995). Various other positions with Provident Life and
                            Accident Insurance Company (1980 - August 1994).
G. Ruffner Page, Jr.       Director.
Cleophus Thomas, Jr.       Director.
Richard J. Bielen*         Vice President and Compliance Officer. Senior Vice President, Protective Life
                            Corporation (since August 1996). Vice President, Protective Life Corporation (July
                            1991-August 1996).**
John O'Sullivan*           Treasurer. Vice President and Actuary, Investment Products Division Protective Life
                            Insurance Company
Jerry W. DeFoor*           Vice President and Chief Accounting Officer. Vice President and Controller and Chief
                            Accounting Officer, Protective Life Corporation


------------------------

 * "Interested Person" of the Company for purposes of the Act. The address of Interested Persons of the Company is the same as that of Protective Life Corporation.

** These are the most current titles and positions for these persons at Protective Life Corporation. Each has held various positions with Protective Life Corporation over the past five years. The address of Protective Life Corporation is 2801 Highway 280 South, Birmingham, Alabama 35223.

    As of the date of this Statement, no director or officer beneficially owns more than 1% of the outstanding stock of any class of the Company.

                        TABLE OF DIRECTORS COMPENSATION


                                                                       AGGREGATE
                                                                     COMPENSATION
                        NAME OF DIRECTOR                           FROM THE COMPANY
-----------------------------------------------------------------  -----------------
R. Stephen Briggs................................................      $       0
D. Warren Bailey.................................................         10,000
Carolyn King.....................................................              0
G. Ruffner Page, Jr. ............................................         10,000
Cleophus Thomas, Jr. ............................................         10,000


    Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expense for pension or retirement benefits. The directors and officers of the Company do not currently serve as directors or officers of any investment company that is an affiliated person of the Company or that is managed by the Investment Manager.

                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P. an international public accounting firm, has served since inception of Protective Investment Company as its independent accountants. Responsibility for the audit is assigned to the firm's office located at One Post Office Square, Boston, Massachusetts 02109.

LEGAL COUNSEL


    Sutherland, Asbill & Brennan, LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, is counsel to the Company.


OTHER INFORMATION

    The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                        DESCRIPTION OF BOND RATINGS (1)
                 MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


    BAA: Bonds which are rated Baa are considered a medium grade obligation, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

------------------------
(1) The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    NOTE: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


                        STANDARD & POOR'S CORPORATION'S
                                 RATINGS GROUP


    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


    AA: Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.


    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


    BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



    D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



    NR:  Not rated.


    NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                DESCRIPTION OF CERTAIN COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

    Commercial paper rated A by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases

"BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

MOODY'S

    Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; (8) recognitions by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3 are designated Higher Quality and High Quality, respectively.

FITCH INVESTORS SERVICE, INC.

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

DUFF & PHELPS

Commercial Paper/Certificates of Deposits
Category 1: Top Grade

Duff 1      Highest certainty of timely payment. Short-term liquidity including
plus:       internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1:     Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors.
            Risk factors are minor.
Notes:      Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.
            Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

IBCA LIMITED AND ICBA INC.

        A-1: Short-term obligations rated A-1 are supported by very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely repayment.

        A-2: Short-term obligations rated A-2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMPSON BANKWATCH, INC.

    The TBW short-term ratings apply only to unsecured instruments that have a maturity of one year or less and specifically assess the likelihood of an untimely payment of principal and interest.

        TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


        TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                   APPENDIX B
                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

    Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


    Privately owned and ranked among Wall Street's best capitalized firms, with partner capital and subordinated liabilities of over $5.3 billion as of November 29, 1996.



    Thirty offices worldwide, where professionals focus on identifying financial opportunities.



    The number one lead manager of U.S. common stock offerings from 1989-1996.*



    The number one underwriter of all international equity issues for 1993, 1994 and 1995.*



    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).


                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE


1865      End of Civil War
1869      Marcus Goldman opens Goldman Sachs for business
1890      Dow Jones Industrial Average first published
1896      Goldman Sachs joins New York Stock Exchange
1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)
          Dow Jones Industrial Average tops 100
1925      Goldman Sachs finances Warner Brothers, producer of the first talking film
1956      Goldman Sachs co-manages Ford's public offering, the largest to date
1972      Dow Jones Industrial Average breaks 1000
1986      Goldman Sachs takes Microsoft public
1991      Goldman Sachs provides advisory services for the largest privatization in the region of Telefonos de Mexico
1995      Dow Jones Industrial Average breaks 4,000
1996      Goldman Sachs takes Deutsche Telekom public
          Dow Jones Industrial Average breaks 6,000
1997      Dow Jones Industrial Average breaks 7,000


* Source: Securities Data Corporation. Ranking excludes REITS, Trusts, Rights and closed-end fund offerings.

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.


    Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide. The following are three of our 14 business principles.


    OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.


    OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.


    INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                         PROTECTIVE INVESTMENT COMPANY
                       REPORT OF INDEPENDENT ACCOUNTANTS



TO THE BOARD OF DIRECTORS AND INVESTORS
OF PROTECTIVE INVESTMENT COMPANY:



    We have audited the accompanying statements of assets and liabilities of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund, including the schedules of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Protective Investment Company as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                          COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 10, 1997

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                     ASSETS


                                              GLOBAL      INTERNATIONAL   CAPITAL      GROWTH AND       SELECT       SMALL CAP
                                           INCOME FUND    EQUITY FUND   GROWTH FUND    INCOME FUND    EQUITY FUND   EQUITY FUND
                                          --------------  ------------  ------------  -------------  -------------  -----------
Investments in securities, at value
 (Note B)...............................   $ 36,794,136    $96,252,062   $26,960,345  $ 195,913,333  $  98,436,731  $60,238,819
Investments in repurchase agreements
 (Note B)...............................              0             0     3,397,000      13,759,000      3,071,000    4,411,000
Cash, including foreign currency at
 value..................................         76,841        31,742           691             631            323          977
Dividends receivable....................              0       138,329        32,265         365,615        182,846       33,967
Interest receivable.....................        638,813           733           590           2,389            533          766
Receivable for securities
 sold...................................              0       354,652        69,374         697,740              0       97,425
Receivable for currency sold............              0       365,910             0               0              0            0
Unrealized appreciation on forward
 currency contracts (Note G)............        485,229       246,419             0               0              0            0
Receivable for fund shares sold.........        104,425        54,731        46,128         140,598         88,200       56,929
Foreign income tax reclaim receivable...         20,801        57,785            47           2,556          2,084            0
Receivable due from Protective Life
 (Note C)...............................         26,801        60,933        17,985          38,567         24,075       23,256
                                          --------------  ------------  ------------  -------------  -------------  -----------
    TOTAL ASSETS........................     38,147,046    97,563,296    30,524,425     210,920,429    101,805,792   64,863,139
                                                          LIABILITIES
Unrealized depreciation on forward
 currency contracts (Note G)............        266,191       289,496             0               0              0            0
Payable for securities purchased........              0           588       158,234          70,279              0      319,058
Payable for variation margin............              0             0        29,164               0         36,455            0
Payable for currency purchased..........              0       366,353             0               0              0            0
Investment management fee payable (Note
 C).....................................         34,907        87,820        19,923         139,423         68,213       43,085
Accounts payable and accrued expenses...         49,519        49,888        11,813          50,500         40,619       30,117
Payable for fund shares redeemed........        121,712        33,534         5,834          73,413         36,925       37,708
                                          --------------  ------------  ------------  -------------  -------------  -----------
    TOTAL LIABILITIES...................        472,329       827,679       224,968         333,615        182,212      429,968
                                          --------------  ------------  ------------  -------------  -------------  -----------
    NET ASSETS..........................   $ 37,674,717    $96,735,617   $30,299,457  $ 210,586,814  $ 101,623,580  $64,433,171
                                          --------------  ------------  ------------  -------------  -------------  -----------
                                          --------------  ------------  ------------  -------------  -------------  -----------
                                                          NET ASSETS

Paid-in capital (Note E)................   $ 36,825,417    $79,560,213   $26,477,821  $ 171,374,846  $  80,932,057  $62,596,570
Undistributed (distributions in excess
 of) net investment income (Note B).....        (57,056)      459,577             0               0              0          268
Accumulated net realized gain (loss) on
 investments and foreign currency
 transactions...........................         81,574       362,439       (94,407)      4,051,568        794,675      848,743
Net unrealized appreciation
 (depreciation) of:
Investments.............................        604,111    16,396,157     3,889,068      35,160,400     19,881,323      987,590
Futures.................................              0             0        26,975               0         15,525            0
Foreign currency translations...........        220,671       (42,769)            0               0              0            0
                                          --------------  ------------  ------------  -------------  -------------  -----------
    NET ASSETS..........................   $ 37,674,717    $96,735,617   $30,299,457  $ 210,586,814  $ 101,623,580  $64,433,171
                                          --------------  ------------  ------------  -------------  -------------  -----------
                                          --------------  ------------  ------------  -------------  -------------  -----------
NET ASSET VALUE PER SHARE
  Offering and redemption price per
   share (based on shares of capital
   stock outstanding, par value $.001
   per share)...........................   $     10.177    $   12.865    $   12.647   $      14.183  $      15.437  $    10.022
  Total shares outstanding at end of
   year.................................      3,701,969     7,519,283     2,395,860      14,847,879      6,583,114    6,429,304
  Cost of investments...................   $ 36,190,025    $79,855,905   $26,468,277  $ 174,511,933  $  81,626,408  $63,662,229

                                             MONEY
                                          MARKET FUND
                                          ------------
Investments in securities, at value
 (Note B)...............................   $6,048,340
Investments in repurchase agreements
 (Note B)...............................            0
Cash, including foreign currency at
 value..................................       81,286
Dividends receivable....................            0
Interest receivable.....................            0
Receivable for securities
 sold...................................            0
Receivable for currency sold............            0
Unrealized appreciation on forward
 currency contracts (Note G)............            0
Receivable for fund shares sold.........            0
Foreign income tax reclaim receivable...            0
Receivable due from Protective Life
 (Note C)...............................        8,551
                                          ------------
    TOTAL ASSETS........................    6,138,177

Unrealized depreciation on forward
 currency contracts (Note G)............            0
Payable for securities purchased........            0
Payable for variation margin............            0
Payable for currency purchased..........            0
Investment management fee payable (Note
 C).....................................        3,314
Accounts payable and accrued expenses...       13,969
Payable for fund shares redeemed........          234
                                          ------------
    TOTAL LIABILITIES...................       17,517
                                          ------------
    NET ASSETS..........................   $6,120,660
                                          ------------
                                          ------------

Paid-in capital (Note E)................   $6,120,660
Undistributed (distributions in excess
 of) net investment income (Note B).....            0
Accumulated net realized gain (loss) on
 investments and foreign currency
 transactions...........................            0
Net unrealized appreciation
 (depreciation) of:
Investments.............................            0
Futures.................................            0
Foreign currency translations...........            0
                                          ------------
    NET ASSETS..........................   $6,120,660
                                          ------------
                                          ------------
NET ASSET VALUE PER SHARE
  Offering and redemption price per
   share (based on shares of capital
   stock outstanding, par value $.001
   per share)...........................   $    1.000
  Total shares outstanding at end of
   year.................................    6,120,660
  Cost of investments...................   $6,048,340



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE INVESTMENT COMPANY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                               GLOBAL      INTERNATIONAL   CAPITAL      GROWTH AND     SELECT      SMALL CAP
                                            INCOME FUND    EQUITY FUND   GROWTH FUND   INCOME FUND   EQUITY FUND  EQUITY FUND
                                           --------------  ------------  ------------  ------------  -----------  -----------
INVESTMENT INCOME
  Interest income........................   $  2,383,442    $  185,793    $  141,189    $  655,247   $   120,376   $ 361,462
  Dividend income........................              0     1,267,875       334,176     4,174,432     1,665,613     257,351
  Foreign taxes withheld.................        (25,788)     (163,441)       (1,252)       (8,576)      (15,935)     (1,783)
                                           --------------  ------------  ------------  ------------  -----------  -----------
    TOTAL INVESTMENT INCOME..............      2,357,654     1,290,227       474,113     4,821,103     1,770,054     617,030
EXPENSES
  Investment management fee (Note C).....        380,629       871,940       161,938     1,325,914       632,296     446,552
  Custodian fees and
   expenses..............................         79,199       184,376        29,401        65,232        47,282      42,255
  Audit fee..............................         19,200        21,499        10,998        20,500        23,499      18,998
  Printing expense.......................          3,960         7,027           985        15,061         6,657       5,516
  Legal fee..............................          3,299         5,856           822        12,551         5,549       4,595
  Directors' fee (Note C)................          2,375         4,216           589         9,037         3,997       3,309
  Transfer agent fee.....................          2,288         2,288         2,284         2,287         2,287       2,287
  Miscellaneous expense..................             99           176            25           377           165         139
                                           --------------  ------------  ------------  ------------  -----------  -----------
    Total operating expenses before
     reimbursement.......................        491,049     1,097,378       207,042     1,450,959       721,732     523,651
    Expenses borne by Protective Life
     (Note C)............................       (110,420)     (225,438)      (45,104)     (125,045)      (89,436)    (77,099)
                                           --------------  ------------  ------------  ------------  -----------  -----------
      NET EXPENSES.......................        380,629       871,940       161,938     1,325,914       632,296     446,552
                                           --------------  ------------  ------------  ------------  -----------  -----------
      NET INVESTMENT INCOME..............      1,977,025       418,287       312,175     3,495,189     1,137,758     170,478
                                           --------------  ------------  ------------  ------------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FOREIGN CURRENCY, OPTIONS
 AND FUTURES TRANSACTIONS
  Net realized gain (loss) on:
    Investments..........................        918,561     3,727,854       243,508    16,534,076     2,937,542   7,907,243
    Futures..............................              0             0        46,353             0       (34,854)          0
    Foreign currency transactions........        481,271       154,420             0             0             0           0
    Options..............................         35,396      (110,596)            0             0             0           0
                                           --------------  ------------  ------------  ------------  -----------  -----------
      Total net realized gain............      1,435,228     3,771,678       289,861    16,534,076     2,902,688   7,907,243
  Change in unrealized appreciation
   (depreciation) of:
    Investments..........................       (277,482)    9,314,829     3,715,510    21,786,858    11,847,717   1,105,418
    Futures..............................              0             0        37,400             0        15,525           0
    Foreign currency translations........         67,046       (89,819)            0             0             0           0
                                           --------------  ------------  ------------  ------------  -----------  -----------
      Total change in unrealized
       appreciation (depreciation).......       (210,436)    9,225,010     3,752,910    21,786,858    11,863,242   1,105,418
                                           --------------  ------------  ------------  ------------  -----------  -----------
      NET REALIZED AND UNREALIZED GAIN...      1,224,792    12,996,688     4,042,771    38,320,934    14,765,930   9,012,661
                                           --------------  ------------  ------------  ------------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................   $  3,201,817    $13,414,975   $4,354,946    $41,816,123  $15,903,688   $9,183,139
                                           --------------  ------------  ------------  ------------  -----------  -----------
                                           --------------  ------------  ------------  ------------  -----------  -----------

                                              MONEY
                                           MARKET FUND
                                           ------------
INVESTMENT INCOME
  Interest income........................   $  280,005
  Dividend income........................            0
  Foreign taxes withheld.................            0
                                           ------------
    TOTAL INVESTMENT INCOME..............      280,005
EXPENSES
  Investment management fee (Note C).....       31,585
  Custodian fees and
   expenses..............................       26,129
  Audit fee..............................        5,000
  Printing expense.......................          794
  Legal fee..............................          661
  Directors' fee (Note C)................          476
  Transfer agent fee.....................        2,284
  Miscellaneous expense..................           18
                                           ------------
    Total operating expenses before
     reimbursement.......................       66,947
    Expenses borne by Protective Life
     (Note C)............................      (35,362)
                                           ------------
      NET EXPENSES.......................       31,585
                                           ------------
      NET INVESTMENT INCOME..............      248,420
                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FOREIGN CURRENCY, OPTIONS
 AND FUTURES TRANSACTIONS
  Net realized gain (loss) on:
    Investments..........................            0
    Futures..............................            0
    Foreign currency transactions........            0
    Options..............................            0
                                           ------------
      Total net realized gain............            0
  Change in unrealized appreciation
   (depreciation) of:
    Investments..........................            0
    Futures..............................            0
    Foreign currency translations........            0
                                           ------------
      Total change in unrealized
       appreciation (depreciation).......            0
                                           ------------
      NET REALIZED AND UNREALIZED GAIN...            0
                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................   $  248,420
                                           ------------
                                           ------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                                 GROWTH AND
                                   GLOBAL INCOME FUND      INTERNATIONAL EQUITY FUND     CAPITAL GROWTH FUND     INCOME FUND
                               --------------------------  --------------------------  ------------------------  -----------
                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                12/31/96      12/31/95       12/31/96      12/31/95     12/31/96     12/31/95*    12/31/96
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
  From operations:
    Net investment income..... $ 1,977,025   $  1,419,625   $    418,287  $   390,106  $   312,175  $    80,038  $ 3,495,189
  Net realized gain (loss) on:
    Investments...............     918,561        890,583      3,727,854     (640,025)     243,508      (15,740)  16,534,076
    Futures...................           0              0              0            0       46,353       32,639            0
    Foreign currency
     transactions.............     481,271        149,263        154,420    1,671,359            0            0            0
    Options...................      35,396              0       (110,596)    (357,171)           0            0            0
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
    Total net realized gain...   1,435,228      1,039,846      3,771,678      674,163      289,861       16,899   16,534,076
  Change in unrealized
   appreciation
   (depreciation) of:
    Investments...............    (277,482)     1,128,602      9,314,829    6,588,738    3,715,510      173,558   21,786,858
    Futures...................           0              0              0            0       37,400      (10,425)           0
    Foreign currency
     translations.............      67,046         94,458        (89,819)     161,660            0            0            0
    Options...................           0              0              0      250,336            0            0            0
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
    Total change in unrealized
     appreciation
     (depreciation)...........    (210,436)     1,223,060      9,225,010    7,000,734    3,752,910      163,133   21,786,858
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
    Net increase in net assets
     resulting from
     operations...............   3,201,817      3,682,531     13,414,975    8,065,003    4,354,946      260,070   41,816,123
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
  Dividends and distributions
   to shareholders from: (Note
   B)
    Net investment income.....  (1,977,025)    (1,419,625)       (38,556)    (390,106)    (312,175)     (80,038)  (3,495,189)
    In excess of net
     investment income........    (299,207)      (828,216)             0   (1,766,850)      (3,999)           0            0
    Net realized gains........    (594,964)      (537,311)    (1,983,461)           0     (289,861)           0  (13,694,011)
    In excess of net realized
     gains....................           0              0              0            0     (111,306)           0            0
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
    Total dividends and
     distributions to
     shareholders.............  (2,871,196)    (2,785,152)    (2,022,017)  (2,156,956)    (717,341)     (80,038) (17,189,200)
  Fund share transactions
   (Note E)...................   6,258,780     12,906,465     26,500,961   25,548,590   15,945,890   10,535,930   57,883,907
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
    Total increase in net
     assets...................   6,589,401     13,803,844     37,893,919   31,456,637   19,583,495   10,715,962   82,510,830
Net assets
  Beginning of year...........  31,085,316     17,281,472     58,841,698   27,385,061   10,715,962            0  128,075,984
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
  End of year (1)............. $37,674,717   $ 31,085,316   $ 96,735,617  $58,841,698  $30,299,457  $10,715,962  $210,586,814
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
(1) Including undistributed
 (distributions in excess of)
 net investment income........ $   (57,056)  $   (591,214)  $    459,577  $  (398,006) $         0  $         0  $         0
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------
                               -----------  -------------  -------------  -----------  -----------  -----------  -----------


                                                SELECT EQUITY FUND
                                             ------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED
                                 12/31/95     12/31/96     12/31/95
                                -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
  From operations:
    Net investment income.....  $ 1,951,172  $ 1,137,758  $   598,538
  Net realized gain (loss) on:
    Investments...............    4,484,478    2,937,542    1,136,257
    Futures...................            0      (34,854)           0
    Foreign currency
     transactions.............            0            0            0
    Options...................            0            0            0
                                -----------  -----------  -----------
    Total net realized gain...    4,484,478    2,902,688    1,136,257
  Change in unrealized
   appreciation
   (depreciation) of:
    Investments...............   14,188,139   11,847,717    8,369,198
    Futures...................            0       15,525            0
    Foreign currency
     translations.............            0            0            0
    Options...................            0            0            0
                                -----------  -----------  -----------
    Total change in unrealized
     appreciation
     (depreciation)...........   14,188,139   11,863,242    8,369,198
                                -----------  -----------  -----------
    Net increase in net assets
     resulting from
     operations...............   20,623,789   15,903,688   10,103,993
                                -----------  -----------  -----------
  Dividends and distributions
   to shareholders from: (Note
   B)
    Net investment income.....   (1,951,172)  (1,137,758)    (598,538)
    In excess of net
     investment income........            0            0            0
    Net realized gains........   (3,237,795)  (2,401,439)    (839,755)
    In excess of net realized
     gains....................            0            0            0
                                -----------  -----------  -----------
    Total dividends and
     distributions to
     shareholders.............   (5,188,967)  (3,539,197)  (1,438,293)
  Fund share transactions
   (Note E)...................   70,336,044   32,535,620   30,340,320
                                -----------  -----------  -----------
    Total increase in net
     assets...................   85,770,866   44,900,111   39,006,020
Net assets
  Beginning of year...........   42,305,118   56,723,469   17,717,449
                                -----------  -----------  -----------
  End of year (1).............  $128,075,984 $101,623,580 $56,723,469
                                -----------  -----------  -----------
                                -----------  -----------  -----------
(1) Including undistributed
 (distributions in excess of)
 net investment income........  $         0  $         0  $         0
                                -----------  -----------  -----------
                                -----------  -----------  -----------


------------------------------

*For the period from June 13, 1995 (commencement of operations) through December 31, 1995.



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS



                                        SMALL CAP EQUITY FUND           MONEY MARKET FUND
                                     ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                      12/31/96       12/31/95        12/31/96       12/31/95
                                     -----------   -------------   -------------   -----------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income..........  $   170,478    $    363,638    $    248,420   $   250,290
  Net realized gain (loss) on:
    Investments....................    7,907,243         140,108               0             0
    Futures........................            0               0               0             0
    Foreign currency
     translations..................            0               0               0             0
    Options........................            0               0               0             0
                                     -----------   -------------   -------------   -----------
    Total net realized gain........    7,907,243         140,108               0             0
  Change in unrealized appreciation
   (depreciation of):
    Investments....................    1,105,418       1,484,325               0             0
    Futures........................            0               0               0             0
    Foreign currency
     translations..................            0               0               0             0
    Options........................            0               0               0             0
                                     -----------   -------------   -------------   -----------
    Total change in unrealized
     appreciation (depreciation)...    1,105,418       1,484,325               0             0
                                     -----------   -------------   -------------   -----------
    Net increase in net assets
     resulting from operations.....    9,183,139       1,988,071         248,420       250,290
                                     -----------   -------------   -------------   -----------
  Dividends and distributions to
   shareholders from: (Note B)
    Net investment income..........     (170,210)       (363,638)       (248,420)     (250,290)
    In excess of net investment
     income........................            0               0               0            (3)
    Net realized gains.............   (6,646,997)       (140,108)              0             0
    In excess of net realized
     gains.........................            0        (355,217)              0             0
                                     -----------   -------------   -------------   -----------
    Total dividends and
     distributions to
     shareholders..................   (6,817,207)       (858,963)       (248,420)     (250,293)
  Fund share transactions (Note
   E)..............................   18,237,546      20,887,839       1,050,935     1,451,237
                                     -----------   -------------   -------------   -----------
    Total increase in net assets...   20,603,478      22,016,947       1,050,935     1,451,234
  Net Assets
    Beginning of year..............   43,829,693      21,812,746       5,069,725     3,618,491
                                     -----------   -------------   -------------   -----------
    End of year(1).................  $64,433,171    $ 43,829,693    $  6,120,660   $ 5,069,725
                                     -----------   -------------   -------------   -----------
                                     -----------   -------------   -------------   -----------
  (1) Including undistributed
   (distributions in excess of) net
   investment income...............  $       268    $          0    $          0   $         0
                                     -----------   -------------   -------------   -----------
                                     -----------   -------------   -------------   -----------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE GLOBAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



                                                                                          PRINCIPAL
                                                                                           AMOUNT
SECURITY DESCRIPTION                                                                        (000)      U.S. $ VALUE
----------------------------------------------------------------------------             -----------  --------------
GOVERNMENT AND AGENCY SECURITIES -- 82.8%
  AUSTRALIA -- 4.1%
    Commonwealth of Australia
     6.750%, 11/15/2006.....................................................        AUD        2,000  $    1,522,295
                                                                                                      --------------
  CANADA -- 2.3%
    Government of Canada
     7.000%, 12/01/2006.....................................................        CAD        1,100         844,702
                                                                                                      --------------
  GERMANY -- 18.4%
    Federal Republic of Germany
     6.750%, 07/15/2004.....................................................        DEM        4,500       3,138,127
     6.500%, 10/14/2005.....................................................                   5,300       3,616,454
                                                                                                      --------------
                                                                                                           6,754,581
                                                                                                      --------------
  IRELAND -- 2.5%
    Republic of Ireland
     8.000%, 10/18/2000.....................................................        IEP          500         903,814
                                                                                                      --------------
  ITALY -- 5.7%
    Republic of Italy
     10.500%, 11/01/2000....................................................        ITL    2,800,000       2,081,635
                                                                                                      --------------
  JAPAN -- 8.6%
    International Bank Reconstruction & Development
     6.750%, 06/18/2001.....................................................        JPY       70,000         737,415
    Japan Development Bank
     6.500%, 09/20/2001.....................................................                 230,000       2,414,245
                                                                                                      --------------
                                                                                                           3,151,660
                                                                                                      --------------
  NETHERLANDS -- 2.2%
    Dutch Government
     7.000%, 06/15/2005.....................................................        NLG        1,300         820,965
                                                                                                      --------------
  SPAIN -- 2.5%
    Government of Spain
     10.300%, 06/15/2002....................................................        ESP      100,000         914,539
                                                                                                      --------------
  SWEDEN -- 1.5%
    Kingdom of Sweden
     6.000%, 02/09/2005.....................................................        SEK        4,000         568,442
                                                                                                      --------------
  UNITED KINGDOM -- 5.7%
    U.K. Treasuries
     8.500%, 12/07/2005.....................................................        GBP          600       1,094,686
     7.500%, 12/07/2006.....................................................                     600       1,028,216
                                                                                                      --------------
                                                                                                           2,122,902
                                                                                                      --------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE GLOBAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996


                                                                                          PRINCIPAL
                                                                                           AMOUNT
SECURITY DESCRIPTION                                                                        (000)      U.S. $ VALUE
----------------------------------------------------------------------------             -----------  --------------
GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  UNITED STATES -- 29.3%
    United States Treasury Notes
     6.875%, 07/31/1999.....................................................        USD        1,250  $    1,275,387
     5.250%, 01/31/2001.....................................................                   2,100       2,033,388
     6.375%, 03/31/2001.....................................................                   2,400       2,416,128
     7.875%, 11/15/2004.....................................................                   2,000       2,182,500
     6.500%, 08/15/2005.....................................................                   1,100       1,107,051
     7.000%, 07/15/2006.....................................................                   1,700       1,766,147
                                                                                                      --------------
                                                                                                          10,780,601
                                                                                                      --------------
    TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $29,862,025)............                              30,466,136
                                                                                                      --------------
TIME DEPOSIT -- 17.2%
  UNITED STATES -- 17.2%
    State Street Bank and Trust Co.
     Eurodollar Time Deposit 6.375%, 01/02/1997.............................        USD        6,328       6,328,000
                                                                                                      --------------
    TOTAL TIME DEPOSIT -- (Cost $6,328,000).................................                               6,328,000
                                                                                                      --------------
TOTAL INVESTMENTS -- (Cost $36,190,025) -- 100.0%                                                     $   36,794,136
                                                                                                      --------------
                                                                                                      --------------



    The accompanying notes are an integral part of the financial statements.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



SECURITY DESCRIPTION                                             SHARES      U.S. $ VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK -- 93.4%
  AUSTRALIA -- 3.5%
    Australia and New Zealand Banking Group Ltd.............       272,200   $  1,715,719
    Woodside Petroleum Ltd..................................       229,600      1,677,151
                                                                             ------------
                                                                                3,392,870
                                                                             ------------
  AUSTRIA -- 2.3%
    Oester Elektrizita......................................        29,075      2,176,429
                                                                             ------------
  BELGIUM -- 1.0%
    Credit Communal Holding/Dexia...........................        10,500        958,081
                                                                             ------------
  FRANCE -- 5.1%
    Comptoirs Modernes......................................         4,106      2,215,824
    Credit Local de France..................................         7,900        688,214
    Seita...................................................         9,051        378,542
    SGS-Thomson Microelectronics N.V........................        22,800      1,612,721
                                                                             ------------
                                                                                4,895,301
                                                                             ------------
  GERMANY -- 3.9%
    Adidas AG ..............................................        24,050      2,078,665
    Hoechst AG..............................................        36,000      1,700,806
                                                                             ------------
                                                                                3,779,471
                                                                             ------------
  HONG KONG -- 5.9%
    Asia Satellite Telecom Holdings Ltd.....................       415,500        964,280
    HSBC Holdings...........................................       117,000      2,503,523
    Sun Hung Kai Properties.................................       175,000      2,143,804
                                                                             ------------
                                                                                5,611,607
                                                                             ------------
  IRELAND -- 2.4%
    Bank of Ireland.........................................       257,992      2,352,535
                                                                             ------------
  ITALY -- 2.1%
    Telecom Italia (savings shares).........................       690,000        984,739
    Telecom Italia..........................................       419,000      1,059,239
                                                                             ------------
                                                                                2,043,978
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                             SHARES      U.S. $ VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK (CONTINUED)
  JAPAN -- 30.5%
    Aderans Co..............................................        13,000   $    317,675
    Canon Inc...............................................       103,000      2,276,833
    Circle K Japan Co.......................................           200          8,635
    Hoya Corp...............................................        61,000      2,396,598
    Inaba Denkisangyo Co....................................        45,100        864,537
    Kokuyo Co...............................................        69,000      1,703,998
    Kyocera Corp............................................        28,000      1,745,618
    Max Co..................................................        69,000      1,155,859
    Mirai Industry Co. .....................................        37,400      1,017,270
    Mitsubishi Heavy Industries Ltd. .......................       307,000      2,438,822
    Mitsui Marine & Fire ...................................       243,000      1,307,219
    Santen Pharmaceutical Co. ..............................        84,000      1,740,782
    Sanyo Shinpan Finance Co. Ltd. .........................        17,000      1,064,243
    Shimachu Co. ...........................................        55,000      1,410,500
    SMC Corp. ..............................................        28,000      1,883,430
    Taikisha Ltd. ..........................................        77,000      1,043,865
    Takeda Chemical Industries .............................        86,000      1,804,507
    TDK Corp. ..............................................        36,000      2,346,947
    Tostem Corp. ...........................................        69,000      1,906,571
    York Benimaru Co. ......................................        33,000        920,387
                                                                             ------------
                                                                               29,354,296
                                                                             ------------
  MALAYSIA -- 2.0%
    Commerce Asset Holdings.................................       210,000      1,579,885
    Leader Universal Holdings...............................       181,000        379,846
                                                                             ------------
                                                                                1,959,731
                                                                             ------------
  NETHERLANDS -- 3.9%
    Randstad Holdings N.V. .................................        21,600      1,560,361
    Wolters Kluwer N.V. ....................................        16,095      2,138,112
                                                                             ------------
                                                                                3,698,473
                                                                             ------------
  SINGAPORE -- 1.3%
    Singapore Land .........................................       226,000      1,251,697
                                                                             ------------
  SPAIN -- 2.1%
    Banco Popular Espana ...................................        10,460      2,054,535
                                                                             ------------
  SWEDEN -- 8.0%
    Ericsson LM Telephone...................................        62,600      1,936,972
    Hoganas AB, Class B.....................................        53,400      1,871,569
    Securitas AB, Class B...................................        69,600      2,025,985
    Swedish Match...........................................       538,000      1,893,477
                                                                             ------------
                                                                                7,728,003
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                             SHARES      U.S. $ VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK (CONTINUED)
  SWITZERLAND -- 6.1%
    Adecco SA...............................................         6,182   $  1,551,851
    Cie Financier Richemont AG..............................         1,175      1,650,355
    Novartis AG*............................................         2,290      2,622,764
                                                                             ------------
                                                                                5,824,970
                                                                             ------------
  UNITED KINGDOM -- 13.3%
    British Airport Authority PLC...........................       231,081      1,915,451
    Electrocomponents PLC...................................       311,612      2,460,235
    Misys PLC...............................................       136,584      2,598,815
    Premier Farnell.........................................       183,142      2,352,398
    Rentokil Group PLC......................................       259,000      1,951,704
    Siebe PLC...............................................        83,183      1,544,278
                                                                             ------------
                                                                               12,822,881
                                                                             ------------
    TOTAL COMMON STOCK -- (Cost $75,120,895)................                   89,904,858
                                                                             ------------
PREFERRED STOCK -- 2.3%
  GERMANY -- 2.3%
    Fresenius AG............................................        10,700      2,211,204
                                                                             ------------
    TOTAL PREFERRED STOCK -- (Cost $599,010)................                    2,211,204
                                                                             ------------
TIME DEPOSIT -- 4.3%
  UNITED STATES -- 4.3%
    State Street Bank and Trust Co.
     Eurodollar Time Deposit 6.375%, 01/02/1997.............   USD   4,136      4,136,000
                                                                             ------------
    TOTAL TIME DEPOSIT -- (Cost $4,136,000).................                    4,136,000
                                                                             ------------
TOTAL INVESTMENTS -- (Cost $79,855,905) -- 100.0%                            $ 96,252,062
                                                                             ------------
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE GLOBAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



                      ANALYSIS OF INDUSTRY CLASSIFICATIONS



INDUSTRY                                             % OF NET ASSETS      VALUE
---------------------------------------------------  ---------------  --------------
Business Services..................................          10.1%    $    9,688,716
Commercial Banks...................................          11.6         11,164,278
Computer/Office Equipment..........................           3.8          3,640,970
Construction.......................................           2.0          1,906,571
Consumer Goods.....................................           4.2          3,997,302
Electrical Equipment...............................           2.3          2,173,129
Electronic/Office Equipment........................           2.4          2,276,833
Electronics........................................          11.9         11,432,107
Engineering........................................           4.1          3,983,100
Financial Services.................................           1.8          1,752,457
Health Care........................................          10.4         10,080,063
Insurance..........................................           1.4          1,307,219
Machinery..........................................           3.0          2,927,295
Media..............................................           2.2          2,138,112
Metal Products.....................................           2.3          2,251,415
Oil................................................           1.7          1,677,151
Real Estate........................................           3.5          3,395,501
Retail Trade.......................................           5.1          4,873,021
Textile............................................           2.2          2,078,665
Time Deposit.......................................           4.3          4,136,000
Tobacco............................................           2.4          2,272,019
Transportation.....................................           2.0          1,915,451
Utility............................................           5.3          5,184,687
                                                            -----     --------------
Totals.............................................         100.0     $   96,252,062
                                                            -----     --------------
                                                            -----     --------------


------------------------

*   Denotes non-income producing security.



See Glossary of Terms on page 44.



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE CAPITAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



SECURITY DESCRIPTION                                             SHARES         VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK -- 88.6%
  AEROSPACE/DEFENSE -- 3.2%
    McDonnell Douglas Corp..................................        8,000    $    512,000
    Northrop Grumman Corp...................................        5,600         463,400
                                                                             ------------
                                                                                  975,400
                                                                             ------------
  AIRLINES -- 2.5%
    AMR Corp. *.............................................        5,300         467,062
    Southwest Airlines Co...................................       13,300         294,263
                                                                             ------------
                                                                                  761,325
                                                                             ------------
  AUTO PARTS -- 1.3%
    Lear Seating Corp. *....................................       12,000         409,500
                                                                             ------------
  AUTOMOBILE -- 2.1%
    Ford Motor Co...........................................       19,700         627,938
                                                                             ------------
  BROADCAST MEDIA -- 0.4%
    Gaylord Entertainment Co................................        5,200         118,950
                                                                             ------------
  BUSINESS SERVICES -- 2.8%
    Ecolab Inc..............................................        6,900         259,612
    First Data Corp.........................................        8,000         292,000
    Service Corporation International.......................       11,100         310,800
                                                                             ------------
                                                                                  862,412
                                                                             ------------
  CHEMICALS -- 1.4%
    Geon Co.................................................       21,400         419,975
                                                                             ------------
  COMMUNICATION SERVICES -- 1.1%
    Tele Communications Inc. *..............................       11,200         319,900
                                                                             ------------
  COMPUTER SOFTWARE & SERVICES -- 2.1%
    Compaq Computer Corp. *.................................        8,600         638,550
                                                                             ------------
  DRUGS & HEALTH CARE -- 7.4%
    Baxter International Inc................................       17,500         717,500
    Beverly Enterprises Inc. *..............................        5,800          73,950
    Fisher Scientific International Inc.....................       14,500         683,313
    Health Systems International Inc. *.....................        3,600          89,100
    Tenet Healthcare Corp. *................................       31,000         678,125
                                                                             ------------
                                                                                2,241,988
                                                                             ------------
  ELECTRIC UTILITIES -- 1.0%
    Long Island Lighting Co.................................       14,100         311,963
                                                                             ------------
  ELECTRONICS -- 6.0%
    Avnet Inc...............................................        6,700         390,275
    Intel Corp..............................................        7,100         929,656
    Perkin Elmer Corp.......................................        8,300         488,663
                                                                             ------------
                                                                                1,808,594
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE CAPITAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                             SHARES         VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK (CONTINUED)
  FINANCIAL SERVICES -- 8.4%
    Federal National Mortgage Assn..........................       10,200    $    379,950
    First USA Inc...........................................       26,800         927,950
    Fleet Financial Group Inc...............................        2,498         124,588
    Lehman Brothers Holdings Inc............................       16,900         530,238
    MBNA Corp...............................................       13,800         572,700
                                                                             ------------
                                                                                2,535,426
                                                                             ------------
  FOODS -- 0.6%
    Chiquita Brands International Inc.......................       15,000         191,250
                                                                             ------------
  HOSPITAL MANAGEMENT -- 2.0%
    Columbia/HCA Healthcare Corp............................       14,900         607,175
                                                                             ------------
  INDUSTRIAL MACHINERY -- 4.3%
    Applied Materials Inc. *................................        8,800         316,250
    Pall Corp...............................................       23,800         606,900
    Silicon Valley Group Inc. *.............................       18,600         374,325
                                                                             ------------
                                                                                1,297,475
                                                                             ------------
  INSURANCE -- 8.7%
    Aetna Inc...............................................       16,273       1,301,840
    Integon Corp............................................       14,200         252,050
    Lincoln National Corp...................................        7,500         393,750
    Partner Re Holdings.....................................       20,800         707,200
                                                                             ------------
                                                                                2,654,840
                                                                             ------------
  MAJOR REGIONAL BANKS -- 5.1%
    BankAmerica Corp........................................        8,000         798,000
    NationsBank Corp........................................        7,800         762,450
                                                                             ------------
                                                                                1,560,450
                                                                             ------------
  OIL -- 6.2%
    Amoco Corp..............................................        2,100         169,050
    Atlantic Richfield Co...................................        2,000         265,000
    Chevron Corp............................................        1,600         104,000
    Mobil Corp..............................................        2,700         330,075
    Royal Dutch Petroleum Co................................        1,000         170,750
    Texaco Inc..............................................        8,600         843,875
                                                                             ------------
                                                                                1,882,750
                                                                             ------------
  PACKAGING & CONTAINERS -- 1.4%
    Owens Illinois Inc. *...................................       18,600         423,150
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE CAPITAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                             SHARES         VALUE
------------------------------------------------------------  ------------   ------------
COMMON STOCK (CONTINUED)
  PAPER AND FOREST PRODUCTS -- 2.3%
    Georgia Pacific Corp....................................        8,100    $    583,200
    Stone Container Corp....................................        7,700         114,537
                                                                             ------------
                                                                                  697,737
                                                                             ------------
  PUBLISHING -- 2.8%
    Knight Ridder Inc.......................................        7,900         302,175
    Valassis Communications Inc. *..........................       26,300         555,587
                                                                             ------------
                                                                                  857,762
                                                                             ------------
  RESTAURANTS -- 0.5%
    Marriot International Inc...............................        2,800         154,700
                                                                             ------------
  RETAIL -- 5.4%
    Dillard Dept. Stores Inc................................       19,500         602,063
    Fleming Cos. Inc........................................        8,400         144,900
    J C Penny Inc...........................................        4,700         229,125
    Wal-Mart Stores Inc.....................................       28,500         651,937
                                                                             ------------
                                                                                1,628,025
                                                                             ------------
  TELECOMMUNICATIONS -- 1.3%
    Lucent Technologies Inc.................................        8,400         388,500
                                                                             ------------
  TIRES & RUBBER -- 2.7%
    Cooper Tire & Rubber Co.................................       10,600         209,350
    Goodyear Tire & Rubber Co...............................       12,100         621,637
                                                                             ------------
                                                                                  830,987
                                                                             ------------
  TOBACCO -- 2.5%
    Philip Morris Cos. Inc..................................        6,800         765,850
                                                                             ------------
  TRANSPORTATION -- 3.1%
    Canadian Pacific Ltd....................................       16,500         437,250
    Consolidated Freightways Inc............................        9,200          81,650
    Consolidated Freightways Inc............................       18,400         409,400
                                                                             ------------
                                                                                  928,300
                                                                             ------------
    TOTAL COMMON STOCK -- (Cost $23,011,804)................                   26,900,872
                                                                             ------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE CAPITAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


                                                               PRINCIPAL
                                                                 AMOUNT
SECURITY DESCRIPTION                                             (000)          VALUE
------------------------------------------------------------  ------------   ------------
SHORT TERM INVESTMENTS -- 11.4%
  REPURCHASE AGREEMENTS -- 11.2%
    State Street Bank and Trust Co.
    6.250%, 01/02/1997, maturity value of $3,398,180, dated
     12/31/1996, (Collateralized by $3,435,000 United States
     Treasury Note, 6.000%, 05/31/1998, with a value of
     $3,465,431)**                                            $     3,397    $  3,397,000
                                                                             ------------
U.S. GOVERNMENT SECURITIES -- 0.2%
    United States Treasury Bills
     4.880%, 03/06/1997 **..................................           40          39,653
      5.050%, 03/06/1997 **.................................           20          19,820
                                                                             ------------
                                                                                   59,473
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS -- (Cost $3,456,473)                           3,456,473
                                                                             ------------
TOTAL INVESTMENTS -- (COST $26,468,277) -- 100.0%                            $ 30,357,345
                                                                             ------------
                                                                             ------------

OTHER INFORMATION --
At December 31, 1996, the Capital Growth Fund had open futures contracts as follows:



                                                             UNREALIZED
  FUTURES      EXPIRATION       CONTRACTS     MARKET VALUE      GAIN
-----------  --------------  ---------------  -------------  -----------
S&P 500          March 1997             4     $   1,489,000   $  26,975


------------------------

 *  Denotes non-income producing security.



** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.



    The accompanying notes are an integral part of the financial statements.

                       PROTECTIVE GROWTH AND INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



SECURITY DESCRIPTION                                                                      SHARES         VALUE
---------------------------------------------------------------------------------------  ---------  ----------------
COMMON STOCK -- 91.3%
  AEROSPACE/DEFENSE -- 4.4%
    McDonnell Douglas Corp.............................................................    114,300  $      7,315,200
    Northrop Grumman Corp..............................................................     23,600         1,952,900
                                                                                                    ----------------
                                                                                                           9,268,100
                                                                                                    ----------------
  AIRLINES -- 3.6%
    AMR Corp. *........................................................................     33,800         2,978,625
    Continental Airlines Inc., Class B *...............................................    164,000         4,571,500
                                                                                                    ----------------
                                                                                                           7,550,125
                                                                                                    ----------------
  AUTO PARTS -- 2.7%
    Lear Seating Corp. *...............................................................    167,700         5,722,763
                                                                                                    ----------------
  AUTOMOBILE -- 2.1%
    Ford Motor Co......................................................................    137,700         4,389,188
                                                                                                    ----------------
  CHEMICALS -- 1.5%
    Geon Co............................................................................    156,100         3,063,463
                                                                                                    ----------------
  COMPUTER SOFTWARE & SERVICES -- 1.0%
    Autodesk Inc.......................................................................     73,700         2,063,600
                                                                                                    ----------------
  DRUGS & HEALTH CARE -- 4.5%
    Baxter International Inc...........................................................     97,400         3,993,400
    Tenet Healthcare Corp. *...........................................................    249,500         5,457,812
                                                                                                    ----------------
                                                                                                           9,451,212
                                                                                                    ----------------
  ELECTRIC UTILITIES -- 3.4%
    CMS Energy Corp....................................................................     46,500         1,563,562
    Long Island Lighting Co............................................................    198,400         4,389,600
    Unicom Corp........................................................................     46,800         1,269,450
                                                                                                    ----------------
                                                                                                           7,222,612
                                                                                                    ----------------
  ELECTRONICS -- 3.4%
    Avnet Inc..........................................................................     96,400         5,615,300
    Teradyne Inc. *....................................................................     57,500         1,401,562
                                                                                                    ----------------
                                                                                                           7,016,862
                                                                                                    ----------------
  FINANCIAL SERVICES -- 4.7%
    Dean Witter Discover & Co..........................................................     82,000         5,432,500
    Lehman Brothers Holdings Inc.......................................................     69,200         2,171,150
    Republic New York Corp.............................................................     26,000         2,122,250
                                                                                                    ----------------
                                                                                                           9,725,900
                                                                                                    ----------------
  FOODS -- 1.2%
    Chiquita Brands International, Inc.................................................    201,600         2,570,400
                                                                                                    ----------------
  HOMEBUILDING -- 3.0%
    Centex Corp........................................................................     72,700         2,735,338
    Lennar Corp........................................................................    132,100         3,599,725
                                                                                                    ----------------
                                                                                                           6,335,063
                                                                                                    ----------------



    The accompanying notes are an integral part of the financial statements.

                       PROTECTIVE GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                      SHARES         VALUE
---------------------------------------------------------------------------------------  ---------  ----------------
COMMON STOCK (CONTINUED)
  HOUSEWARES -- 1.9%
    Sunbeam Corp.......................................................................    154,300  $      3,973,225
                                                                                                    ----------------
  INSURANCE -- 9.5%
    Aetna Inc..........................................................................     84,900         6,792,000
    CIGNA Corp.........................................................................     36,200         4,945,825
    Lincoln National Corp..............................................................     58,800         3,087,000
    Loews Corp.........................................................................     22,400         2,111,200
    Partner Re Holdings................................................................     85,000         2,890,000
                                                                                                    ----------------
                                                                                                          19,826,025
                                                                                                    ----------------
  LEISURE TIME -- 1.9%
    Brunswick Corp.....................................................................    168,700         4,048,800
                                                                                                    ----------------
  MAJOR REGIONAL BANKS -- 6.1%
    BankAmerica Corp...................................................................     60,100         5,994,975
    Chase Manhattan Corp. New..........................................................     22,800         2,034,900
    NationsBank Corp...................................................................     49,400         4,828,850
                                                                                                    ----------------
                                                                                                          12,858,725
                                                                                                    ----------------
  OIL -- 6.4%
    Ashland Inc........................................................................     66,300         2,908,912
    Atlantic Richfield Co..............................................................     42,900         5,684,250
    Texaco Inc.........................................................................     49,000         4,808,125
                                                                                                    ----------------
                                                                                                          13,401,287
                                                                                                    ----------------
  PACKAGING & CONTAINERS -- 2.8%
    Owens Illinois Inc. *..............................................................    255,600         5,814,900
                                                                                                    ----------------
  PAPER AND FOREST PRODUCTS -- 3.4%
    Georgia Pacific Corp...............................................................     57,700         4,154,400
    Stone Container Corp...............................................................    204,500         3,041,937
                                                                                                    ----------------
                                                                                                           7,196,337
                                                                                                    ----------------
  PETROLEUM SERVICES -- 2.6%
    Tosco Corp.........................................................................     69,800         5,522,925
                                                                                                    ----------------
  RETAIL -- 6.7%
    Fleming Cos. Inc...................................................................    257,400         4,440,150
    J C Penney Inc.....................................................................     76,100         3,709,875
    Sears Roebuck & Co.................................................................     75,000         3,459,375
    Supervalu Inc......................................................................     87,000         2,468,625
                                                                                                    ----------------
                                                                                                          14,078,025
                                                                                                    ----------------
  STEEL -- 1.6%
    AK Steel Holding Corp..............................................................     85,500         3,387,938
                                                                                                    ----------------
  TEXTILE -- 2.3%
    Fruit of the Loom Inc. *...........................................................    129,100         4,889,663
                                                                                                    ----------------
  TIRES & RUBBER -- 2.7%
    Goodyear Tire & Rubber Co..........................................................    111,900         5,748,863
                                                                                                    ----------------



    The accompanying notes are an integral part of the financial statements.

                       PROTECTIVE GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                      SHARES         VALUE
---------------------------------------------------------------------------------------  ---------  ----------------
COMMON STOCK (CONTINUED)
  TOBACCO -- 4.7%
    Philip Morris Cos. Inc.............................................................     51,800  $      5,833,975
    RJR Nabisco Holdings Corp..........................................................     64,080         2,178,720
    Universal Corp. Virginia...........................................................     54,600         1,754,025
                                                                                                    ----------------
                                                                                                           9,766,720
                                                                                                    ----------------
  TRANSPORTATION -- 3.2%
    Canadian Pacific Ltd...............................................................    141,400         3,747,100
    Consolidated Freightways Corp.*....................................................     14,900           132,237
    Consolidated Freightways Inc.......................................................    122,600         2,727,850
                                                                                                    ----------------
                                                                                                           6,607,187
                                                                                                    ----------------
    TOTAL COMMON STOCK -- (Cost $156,714,773)..........................................                  191,499,908
                                                                                                    ----------------
PREFERRED STOCK -- 0.3%
  FOODS -- 0.1%
    Chiquita Brands International, Inc., Series A......................................      5,800           249,400
                                                                                                    ----------------
  TOBACCO -- 0.2%
    RJR Nabisco Holdings Corp., Series C...............................................     50,900           343,575
                                                                                                    ----------------
    TOTAL PREFERRED STOCK -- (Cost $591,286)...........................................                      592,975
                                                                                                    ----------------
DEPOSITORY RECEIPTS -- 1.8%
  MANUFACTURING -- 1.8%
    Unilever N.V.......................................................................     21,800         3,820,450
                                                                                                    ----------------
    TOTAL DEPOSITORY RECEIPTS -- (Cost $3,446,874).....................................                    3,820,450
                                                                                                    ----------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                           (000)
                                                                                         ---------
SHORT TERM INVESTMENT -- 6.6%
  REPURCHASE AGREEMENT -- 6.6%
    State Street Bank and Trust Co.
     6.250%, 01/02/1997, maturity value of $13,763,777,
     dated 12/31/1996, (Collateralized by $13,195,000 United States
     Treasury Note, 6.000%, 5/31/1998, with a value of $14,038,273)....................  $  13,759  $     13,759,000
                                                                                                    ----------------
    TOTAL SHORT TERM INVESTMENT -- (Cost $13,759,000)..................................                   13,759,000
                                                                                                    ----------------
TOTAL INVESTMENTS -- (Cost $174,511,933) -- 100.0%                                                  $    209,672,333
                                                                                                    ----------------
                                                                                                    ----------------


------------------------

* Denotes non-income producing security.



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



SECURITY DESCRIPTION                                                                       SHARES          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
COMMON STOCK -- 95.1%
  AEROSPACE/DEFENSE -- 2.0%
    Allied Signal Inc..................................................................       7,400   $        495,800
    Boeing Co..........................................................................       3,900            414,862
    United Technologies Corp...........................................................      16,200          1,069,200
                                                                                                      ----------------
                                                                                                             1,979,862
                                                                                                      ----------------
  AIRLINES -- 1.5%
    AMR Corp. *........................................................................       9,000            793,125
    Delta Air Lines Inc................................................................       9,900            701,663
                                                                                                      ----------------
                                                                                                             1,494,788
                                                                                                      ----------------
  AUTO PARTS -- 0.6%
    TRW Inc............................................................................      11,400            564,300
                                                                                                      ----------------
  AUTOMOBILE -- 1.8%
    Ford Motor Co......................................................................      15,800            503,625
    General Motors Corp................................................................      23,300          1,298,975
                                                                                                      ----------------
                                                                                                             1,802,600
                                                                                                      ----------------
  BEVERAGES -- 1.1%
    PepsiCo Inc........................................................................      39,000          1,140,750
                                                                                                      ----------------
  BUILDING MATERIALS -- 0.6%
    Home Depot Inc.....................................................................      11,700            586,463
                                                                                                      ----------------
  BUSINESS SERVICES -- 0.3%
    First Data Corp....................................................................       9,200            335,800
                                                                                                      ----------------
  CHEMICALS -- 3.2%
    B F Goodrich Co....................................................................      13,500            546,750
    Dow Chemical Co....................................................................      16,000          1,254,000
    E I Du Pont De Nemours & Co........................................................       5,800            547,375
    Monsanto Co........................................................................      23,500            913,562
                                                                                                      ----------------
                                                                                                             3,261,687
                                                                                                      ----------------
  COMMERCIAL SERVICES -- 1.5%
    Dun & Bradstreet Corp..............................................................      64,200          1,524,750
                                                                                                      ----------------
  COMPUTER SOFTWARE & SERVICES -- 5.7%
    Cisco Systems Inc. *...............................................................      14,000            890,750
    Compaq Computer Corp. *............................................................       8,300            616,275
    Computer Associates International Inc..............................................      11,400            567,150
    International Business Machines Inc................................................      10,900          1,645,900
    Microsoft Corp. *..................................................................      20,800          1,718,600
    Oracle System Corp. *..............................................................       9,150            382,012
                                                                                                      ----------------
                                                                                                             5,820,687
                                                                                                      ----------------
  CONGLOMERATES -- 0.6%
    Textron Inc........................................................................       6,300            593,775
                                                                                                      ----------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
COMMON STOCK (CONTINUED)
  CONSTRUCTION MATERIALS -- 0.4%
    Fluor Corp.........................................................................       6,800   $        426,700
                                                                                                      ----------------
  COSMETICS -- 1.1%
    Gillette Co........................................................................      15,000          1,166,250
                                                                                                      ----------------
  DRUGS & HEALTH CARE -- 0.6%
    Abbott Laboratories................................................................      11,700            593,775
                                                                                                      ----------------
  ELECTRIC UTILITIES -- 3.5%
    Duke Power Co. of New Mexico.......................................................      17,000            786,250
    Edison International...............................................................      43,000            854,625
    Texas Utilities Co.................................................................      13,300            541,975
    Unicom Corp........................................................................      51,400          1,394,225
                                                                                                      ----------------
                                                                                                             3,577,075
                                                                                                      ----------------
  ELECTRICAL EQUIPMENT -- 0.7%
    Applied Materials Inc. *...........................................................       6,000            215,625
    Harris Corp. Delaware..............................................................       7,600            521,550
                                                                                                      ----------------
                                                                                                               737,175
                                                                                                      ----------------
  ELECTRONICS -- 6.0%
    General Electric Co................................................................      23,400          2,313,675
    Hewlett Packard Co.................................................................      23,600          1,185,900
    Intel Corp.........................................................................      19,700          2,579,469
                                                                                                      ----------------
                                                                                                             6,079,044
                                                                                                      ----------------
  ENTERTAINMENT -- 1.1%
    Walt Disney Co.....................................................................      15,681          1,091,790
                                                                                                      ----------------
  FINANCIAL SERVICES -- 5.3%
    American General Corp..............................................................      12,300            502,762
    Beneficial Corp....................................................................      11,700            741,487
    Federal National Mortgage Assn.....................................................      26,700            994,575
    First Bank Systems Inc.............................................................      11,600            791,700
    Merrill Lynch & Co. Inc............................................................      15,000          1,222,500
    Morgan Stanley Group Inc...........................................................      12,400            708,350
    Salomon Inc........................................................................       8,700            409,988
                                                                                                      ----------------
                                                                                                             5,371,362
                                                                                                      ----------------
  FOODS -- 1.6%
    ConAgra Inc........................................................................      10,400            517,400
    CPC International Inc..............................................................       7,400            573,500
    Sara Lee Corp......................................................................      15,800            588,550
                                                                                                      ----------------
                                                                                                             1,679,450
                                                                                                      ----------------
  GAS & PIPELINE UTILITIES -- 0.5%
    Williams Cos. Inc..................................................................      12,450            466,875
                                                                                                      ----------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
COMMON STOCK (CONTINUED)
  GAS EXPLORATION -- 0.6%
    Kerr McGee Corp....................................................................       8,300   $        597,600
                                                                                                      ----------------
  HEALTH CARE -- 1.9%
    American Home Products Corp........................................................      13,100            767,987
    Columbia/HCA Healthcare Corp.......................................................      16,800            684,600
    Manor Care Inc.....................................................................      18,100            488,700
                                                                                                      ----------------
                                                                                                             1,941,287
                                                                                                      ----------------
  HOUSEHOLD PRODUCTS -- 1.9%
    Corning Inc........................................................................      10,500            485,625
    Procter & Gamble Co................................................................      13,400          1,440,500
                                                                                                      ----------------
                                                                                                             1,926,125
                                                                                                      ----------------
  INDUSTRIAL MACHINERY -- 0.4%
    Tecumseh Products Co...............................................................       7,600            436,050
                                                                                                      ----------------
  INSURANCE -- 5.5%
    Allstate Corp......................................................................      12,405            717,939
    American International Group Inc...................................................      11,300          1,223,225
    CIGNA Corp.........................................................................       6,200            847,075
    Loews Corp.........................................................................       4,400            414,700
    Safeco Corp........................................................................      20,800            820,300
    Travelers Inc......................................................................      34,466          1,563,895
                                                                                                      ----------------
                                                                                                             5,587,134
                                                                                                      ----------------
  MACHINERY -- 1.8%
    Case Corp..........................................................................      11,000            599,500
    Caterpillar Inc....................................................................      16,400          1,234,100
                                                                                                      ----------------
                                                                                                             1,833,600
                                                                                                      ----------------
  MAJOR REGIONAL BANKS -- 6.2%
    Banc One Corp......................................................................      15,290            657,470
    Bank of New York Co. Inc...........................................................      13,200            445,500
    BankAmerica Corp...................................................................      16,400          1,635,900
    Citicorp ..........................................................................       9,100            937,300
    First Chicago NBD Corp.............................................................      11,000            591,250
    NationsBank Corp...................................................................      15,400          1,505,350
    Wells Fargo & Co...................................................................       1,800            485,550
                                                                                                      ----------------
                                                                                                             6,258,320
                                                                                                      ----------------
  MANUFACTURING -- 1.3%
    Dover Corp.........................................................................       9,400            472,350
    Tyco International Ltd.............................................................      16,600            877,725
                                                                                                      ----------------
                                                                                                             1,350,075
                                                                                                      ----------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
COMMON STOCK (CONTINUED)
  MEDICAL PRODUCTS & SUPPLIES -- 0.5%
    Medtronic Inc......................................................................       7,000   $        476,000
                                                                                                      ----------------
  OFFICE EQUIPMENT & SUPPLIES -- 0.5%
    Xerox Corp.........................................................................       8,800            463,100
                                                                                                      ----------------
  OIL -- 11.9%
    Amoco Corp.........................................................................       8,600            692,300
    Atlantic Richfield Co..............................................................      14,200          1,881,500
    Columbia Gas Systems Inc...........................................................      18,100          1,151,613
    Exxon Corp.........................................................................      23,900          2,342,200
    Mobil Corp.........................................................................       4,700            574,575
    Phillips Petroleum Co..............................................................       9,700            429,225
    Royal Dutch Petroleum Co...........................................................       9,700          1,656,275
    Texaco Inc.........................................................................      21,200          2,080,250
    Unocal Corp........................................................................      30,900          1,255,312
                                                                                                      ----------------
                                                                                                            12,063,250
                                                                                                      ----------------
  PACKAGING & CONTAINERS -- 0.8%
    Avery Dennison Corp................................................................      22,600            799,475
                                                                                                      ----------------
  PAPER AND FOREST PRODUCTS -- 1.9%
    Champion International Corp........................................................      14,000            605,500
    Georgia Pacific Corp...............................................................      11,000            792,000
    Mead Corp..........................................................................       8,600            499,875
                                                                                                      ----------------
                                                                                                             1,897,375
                                                                                                      ----------------
  PHARMACEUTICALS -- 6.0%
    Bristol Myers Squibb Co............................................................      14,100          1,533,375
    Eli Lilly & Co.....................................................................      10,600            773,800
    Johnson & Johnson Co...............................................................      23,400          1,164,150
    Merck & Co. Inc....................................................................      13,800          1,093,650
    Pfizer Inc.........................................................................       8,800            729,300
    Schering Plough Corp...............................................................      13,200            854,700
                                                                                                      ----------------
                                                                                                             6,148,975
                                                                                                      ----------------
  PHOTOGRAPHY -- 0.6%
    Eastman Kodak Co...................................................................       7,000            561,750
                                                                                                      ----------------
  RESTAURANTS -- 0.5%
    McDonald's Corp....................................................................      12,200            552,050
                                                                                                      ----------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
COMMON STOCK (CONTINUED)
  RETAIL -- 4.8%
    Dayton Hudson Corp.................................................................      22,200   $        871,350
    Dillard Dept. Stores Inc...........................................................      13,100            404,463
    Gap Inc............................................................................      14,600            439,825
    Mercantile Stores Inc..............................................................      11,800            582,625
    Safeway Inc. *.....................................................................      13,000            555,750
    Sears Roebuck & Co.................................................................      17,300            797,962
    TJX Cos. Inc.......................................................................      12,700            601,662
    Wal-Mart Stores Inc................................................................      26,800            613,050
                                                                                                      ----------------
                                                                                                             4,866,687
                                                                                                      ----------------
  TELECOMMUNICATIONS -- 3.4%
    3Com Corp. *.......................................................................       8,000            587,000
    GTE Corp...........................................................................      27,300          1,242,150
    Lucent Technologies Inc............................................................       8,847            409,174
    Sprint Corp........................................................................      29,800          1,188,275
                                                                                                      ----------------
                                                                                                             3,426,599
                                                                                                      ----------------
  TELEPHONE -- 1.4%
    Airtouch Communications Inc. *.....................................................      19,600            494,900
    Ameritech Corp.....................................................................      15,400            933,625
                                                                                                      ----------------
                                                                                                             1,428,525
                                                                                                      ----------------
  TEXTILE -- 1.3%
    Liz Claiborne......................................................................      12,500            482,813
    Nike Inc...........................................................................      14,400            860,400
                                                                                                      ----------------
                                                                                                             1,343,213
                                                                                                      ----------------
  TIRES & RUBBER -- 0.5%
    Goodyear Tire & Rubber Co..........................................................       9,600            493,200
                                                                                                      ----------------
  TOBACCO -- 1.7%
    Philip Morris Cos. Inc.............................................................      15,700          1,768,213
                                                                                                      ----------------
    TOTAL COMMON STOCK -- (Cost $77,160,237)...........................................                     96,513,561
                                                                                                      ----------------
DEPOSITORY RECEIPTS -- 1.8%
  ELECTRIC COMPANIES -- 0.7%
    Empresa Nacional De Electric.......................................................      10,400            728,000
                                                                                                      ----------------
  PETROLEUM SERVICES -- 1.1%
    Norsk Hydro AS.....................................................................      20,800          1,115,400
                                                                                                      ----------------
    TOTAL DEPOSITORY RECEIPTS -- (Cost $1,315,401).....................................                      1,843,400
                                                                                                      ----------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE SELECT EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


                                                                                          PRINCIPAL
                                                                                           AMOUNT
SECURITY DESCRIPTION                                                                        (000)          VALUE
---------------------------------------------------------------------------------------  -----------  ----------------
SHORT TERM INVESTMENTS -- 3.1%
  REPURCHASE AGREEMENT -- 3.0%
    State Street Bank and Trust Co.
     6.250%, 01/02/1997, maturity value of $3,072,066,
     dated 12/31/1996, (Collateralized by $3,105,000 United States
     Treasury Note, 6.00%, 5/31/1998, with a value of $3,132,507)**....................  $    3,071   $      3,071,000
                                                                                                      ----------------
  U.S. GOVERNMENT SECURITIES -- 0.1%
    United States Treasury Bills
        4.660%, 01/23/1997 **..........................................................          30             29,915
        4.750%, 01/23/1997 **..........................................................          50             49,855
                                                                                                      ----------------
                                                                                                                79,770
                                                                                                      ----------------
    TOTAL SHORT TERM INVESTMENTS -- (Cost $3,150,770)..................................                      3,150,770
                                                                                                      ----------------
TOTAL INVESTMENTS -- (Cost $81,626,408) -- 100.0%                                                     $    101,507,731
                                                                                                      ----------------
                                                                                                      ----------------
OTHER INFORMATION --



    At December 31, 1996, the Select Equity Fund had open futures contracts as follows:



                                                              UNREALIZED
  FUTURES       EXPIRATION       CONTRACTS     MARKET VALUE      GAIN
------------  --------------  ---------------  -------------  -----------
S & P 500         March 1997             5     $   1,861,250   $  15,525


------------------------

 *  Denotes non-income producing security.



** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.



    The accompanying notes are an integral part of the financial statements.

                        PROTECTIVE SMALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



SECURITY DESCRIPTION                                                                       SHARES        VALUE
----------------------------------------------------------------------------------------  ---------  --------------
COMMON STOCK -- 92.8%
  AUTO PARTS -- 2.7%
    APS Holding Corp. *.................................................................    114,400  $    1,773,200
                                                                                                     --------------
  BROADCAST MEDIA -- 5.5%
    Groupe AB SA *......................................................................    118,500       1,703,437
    Heritage Media Corp. *..............................................................    162,700       1,830,375
                                                                                                     --------------
                                                                                                          3,533,812
                                                                                                     --------------
  BUILDING CONSTRUCTION -- 1.3%
    Synthetic Industries Inc. *.........................................................     52,500         853,125
                                                                                                     --------------
  BUILDING MATERIALS -- 1.7%
    Congoleum Corp. *...................................................................     81,000       1,123,875
                                                                                                     --------------
  CHEMICALS -- 1.9%
    Spartech Corp.......................................................................    110,600       1,230,425
                                                                                                     --------------
  COMMERCIAL SERVICES -- 1.6%
    Healthcare Services Group Inc. *....................................................     87,100         871,000
    International Post Ltd. *...........................................................     30,700         141,988
                                                                                                     --------------
                                                                                                          1,012,988
                                                                                                     --------------
  COMMUNICATION SERVICES -- 1.6%
    Pegasus Communications Corp. *......................................................     75,800       1,042,250
                                                                                                     --------------
  COMPUTER SOFTWARE & SERVICES -- 9.1%
    Black Box Corp. *...................................................................     16,100         664,125
    DecisionOne Corp. *.................................................................    230,400       3,801,600
    Multiple Zones International Inc. *.................................................    141,400       1,378,650
    Opinion Research Corp. *............................................................      8,600          29,025
                                                                                                     --------------
                                                                                                          5,873,400
                                                                                                     --------------
  ELECTRIC UTILITIES -- 2.4%
    Central Maine Power Co..............................................................    131,100       1,524,038
                                                                                                     --------------
  ELECTRICAL EQUIPMENT -- 4.6%
    Amphenol Corp. *....................................................................     52,000       1,157,000
    Carbide/Graphite Group Inc. *.......................................................     91,000       1,785,875
                                                                                                     --------------
                                                                                                          2,942,875
                                                                                                     --------------
  ENTERTAINMENT -- 0.6%
    Platinum Entertainment Inc. *.......................................................     51,000         408,000
                                                                                                     --------------
  FINANCE & BANKING -- 0.8%
    Peoples Bank Bridgeport Connecticut.................................................     18,400         531,300
                                                                                                     --------------



    The accompanying notes are an integral part of the financial statements.

                        PROTECTIVE SMALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES        VALUE
----------------------------------------------------------------------------------------  ---------  --------------
COMMON STOCK (CONTINUED)
  FOODS -- 3.7%
    Alpine Lace Brands Inc. *...........................................................     96,800  $      508,200
    Dominicks Supermarkets Inc. *.......................................................     25,500         554,625
    Morningstar Group Inc. *............................................................     68,700       1,348,238
                                                                                                     --------------
                                                                                                          2,411,063
                                                                                                     --------------
  HOSPITAL MANAGEMENT -- 7.7%
    Mariner Health Group Inc. *.........................................................    260,500       2,181,687
    Sun Healthcare Group Inc. *.........................................................    156,200       2,108,700
    Theratx Inc. *......................................................................     64,200         658,050
                                                                                                     --------------
                                                                                                          4,948,437
                                                                                                     --------------
  HOUSEHOLD PRODUCTS -- 5.0%
    American Safety Razor Co. *.........................................................    132,800       1,859,200
    AMRE Inc. *.........................................................................    238,900         388,213
    Samsonite Corp. *...................................................................     24,700         947,862
                                                                                                     --------------
                                                                                                          3,195,275
                                                                                                     --------------
  HOUSEWARES -- 0.6%
    Levitz Furniture Inc. *.............................................................    131,700         411,563
                                                                                                     --------------
  INSURANCE -- 8.4%
    Horace Mann Educators Corp..........................................................     31,000       1,251,625
    IPC Holdings Ltd....................................................................     59,300       1,326,837
    Old Republic International Corp.....................................................     37,000         989,750
    Symons International Group Inc. *...................................................     27,800         465,650
    Terra Nova (Bermuda) Holdings Ltd...................................................     65,800       1,414,700
                                                                                                     --------------
                                                                                                          5,448,562
                                                                                                     --------------
  LEISURE TIME -- 1.2%
    Trump Hotels & Casino Resorts Inc. *................................................     64,100         769,200
                                                                                                     --------------
  MANUFACTURING -- 2.0%
    Figgie International................................................................
      Holdings Inc. Class A *...........................................................     54,100         649,200
    Figgie International................................................................
      Holdings Inc. Class B *...........................................................     61,900         665,425
                                                                                                     --------------
                                                                                                          1,314,625
                                                                                                     --------------
  PACKAGING & CONTAINER -- 1.2%
    Shorewood Packaging Corp. *.........................................................     41,300         805,350
                                                                                                     --------------
  REAL ESTATE -- 0.7%
    Insignia Financial Group Inc. *.....................................................     18,900         425,250
                                                                                                     --------------



    The accompanying notes are an integral part of the financial statements.

                        PROTECTIVE SMALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996


SECURITY DESCRIPTION                                                                       SHARES        VALUE
----------------------------------------------------------------------------------------  ---------  --------------
COMMON STOCK (CONTINUED)
  RESTAURANTS -- 8.0%
    IHOP Corp. *........................................................................     90,900  $    2,147,513
    Mortons Restaurant Group Inc. *.....................................................    128,700       2,171,812
    Sonic Corp. *.......................................................................     33,750         860,625
                                                                                                     --------------
                                                                                                          5,179,950
                                                                                                     --------------
  RETAIL -- 18.4%
    Brookstone Inc. *...................................................................     46,800         491,400
    Finlay Enterprises Inc. *...........................................................     86,700       1,343,850
    Friedman's Inc. *...................................................................    155,800       2,298,050
    General Nutrition Cos. Inc. *.......................................................     96,300       1,625,062
    J. Baker Inc........................................................................    307,700       1,634,656
    Leslie's Poolmart *.................................................................     26,300         338,613
    Linens 'N Things Inc. *.............................................................    116,000       2,276,500
    Movado Group Inc....................................................................     69,600       1,896,600
                                                                                                     --------------
                                                                                                         11,904,731
                                                                                                     --------------
  TRANSPORTATION -- 2.1%
    Landstar Systems Inc. *.............................................................     57,400       1,334,550
                                                                                                     --------------
    TOTAL COMMON STOCK -- (Cost $59,042,129)............................................                 59,997,844
                                                                                                     --------------
  DEPOSITORY RECEIPTS -- 0.4%
  TELECOMMUNICATIONS -- 0.4%
    Vimple-Communications *.............................................................     10,200         240,975
                                                                                                     --------------
    TOTAL DEPOSITORY RECEIPTS -- (Cost $209,100)........................................                    240,975
                                                                                                     --------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                            (000)
                                                                                          ---------
SHORT TERM INVESTMENT -- 6.8%
  REPURCHASE AGREEMENT -- 6.8%
    State Street Bank and Trust Co.
     6.250%, 01/02/1997, maturity value
     of $4,412,532, dated 12/31/1996, (Collateralized by $4,460,000 United States
     Treasury Note, 6.000%, 5/31/1998, with a value of $4,499,511)......................  $   4,411  $    4,411,000
                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENT -- (Cost $4,411,000)....................................                  4,411,000
                                                                                                     --------------
TOTAL INVESTMENTS -- (Cost $63,662,229) -- 100.0%                                                    $   64,649,819
                                                                                                     --------------
                                                                                                     --------------


------------------------

* Denotes non-income producing security.



    The accompanying notes are an integral part of the financial statements.

                          PROTECTIVE MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996



                                                                                         PRINCIPAL
SECURITY DESCRIPTION                                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------------  -----------  -------------
GOVERNMENT AND AGENCY SECURITIES -- 100.0%
  FEDERAL AGENCIES -- 100.0%
    Federal Farm Credit Bank
      5.380%, 01/07/1997..............................................................  $   300,000  $     299,731
      5.270%, 01/16/1997..............................................................      300,000        299,341
      5.400%, 01/22/1997..............................................................      500,000        498,425
    Federal Home Loan Bank
      5.420%, 01/06/1997..............................................................      100,000         99,925
      5.240%, 01/24/1997..............................................................      130,000        129,565
      5.240%, 01/27/1997..............................................................      500,000        498,108
      5.580%, 01/27/1997..............................................................      300,000        298,791
      5.240%, 01/30/1997..............................................................      840,000        836,454
      5.340%, 02/18/1997..............................................................      260,000        258,149
    Federal Home Loan Mortgage
      5.290%, 01/21/1997..............................................................      600,000        598,237
    Federal National Mortgage Assn.
      5.370%, 01/14/1997..............................................................      300,000        299,418
      5.420%, 01/14/1997..............................................................      375,000        374,266
      5.330%, 01/16/1997..............................................................      200,000        199,556
      5.210%, 02/12/1997..............................................................      100,000         99,392
      5.240%, 03/06/1997..............................................................      250,000        247,671
      5.310%, 03/06/1997..............................................................      315,000        312,026
    United States Treasury Bills
      4.600%, 01/09/1997..............................................................      700,000        699,285
                                                                                                     -------------
    TOTAL GOVERNMENT AND AGENCY SECURITIES --
      (Cost $6,048,340)                                                                                  6,048,340
                                                                                                     -------------
TOTAL INVESTMENTS -- (Cost $6,048,340) -- 100.0%                                                     $   6,048,340
                                                                                                     -------------
                                                                                                     -------------



    The accompanying notes are an integral part of the financial statements.

                         PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
        FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


                                                  REALIZED AND                            DIVIDENDS    DISTRIBUTIONS
                       NET ASSET                   UNREALIZED      TOTAL     DIVIDENDS    IN EXCESS      FROM NET
                       VALUE AT        NET        GAIN (LOSS)       FROM      FROM NET      OF NET       REALIZED
                       BEGINNING   INVESTMENT          ON        INVESTMENT  INVESTMENT   INVESTMENT     CAPITAL
                       OF PERIOD  INCOME (3)(7)  INVESTMENTS (7) OPERATIONS    INCOME       INCOME        GAINS
                       ---------  -------------  --------------  ----------  ----------  ------------  ------------
Global Income Fund
  1/1/96 - 12/31/96... $ 10.074   $      0.628   $    0.310      $   0.938   $  (0.628)  $  (0.036)    $  (0.171)
  1/1/95 - 12/31/95...    9.558          0.607        0.968          1.575      (0.553)     (0.323)       (0.183)
  3/14/94 --
   12/31/94 (1).......   10.000          0.367       (0.442)        (0.075)     (0.367)      0.000         0.000
International Equity
 Fund
  1/1/96 - 12/31/96      11.045          0.140        1.955          2.095      (0.005)      0.000        (0.270)
  1/1/95 --
   12/31/95...........    9.581          0.067        1.817          1.884      (0.076)     (0.344)        0.000
  3/14/94 --
   12/31/94 (1).......   10.000          0.048       (0.467)        (0.419)      0.000       0.000         0.000
Capital Growth Fund
  1/1/96 - 12/31/96...   10.613          0.134        2.209          2.343      (0.134)     (0.002)       (0.125)
  6/13/95 --
   12/31/95 (2).......   10.000          0.080        0.613          0.693      (0.080)      0.000         0.000
Growth and Income Fund
  1/1/96 - 12/31/96...   12.197          0.266        2.987          3.253      (0.266)      0.000        (1.001)
  1/1/95 --
   12/31/95...........    9.661          0.246        2.854          3.100      (0.246)      0.000        (0.318)
  3/14/94 --
   12/31/94 (1).......   10.000          0.114       (0.300)        (0.186)     (0.114)      0.000        (0.031)
Select Equity Fund
  1/1/96 - 12/31/96...   13.109          0.180        2.706          2.886      (0.180)      0.000        (0.378)
  1/1/95 --
   12/31/95...........    9.839          0.143        3.470          3.613      (0.143)      0.000        (0.200)
  3/14/94 --
   12/31/94 (1).......   10.000          0.093       (0.039)         0.054      (0.093)      0.000        (0.120)
Small Cap Equity Fund
  1/1/96 - 12/31/96...    9.345          0.030        1.840          1.870      (0.030)      0.000        (1.163)
  1/1/95 --
   12/31/95...........    8.951          0.079        0.502          0.581      (0.079)      0.000        (0.031)
  3/14/94 --
   12/31/94 (1).......   10.000          0.038       (1.025)        (0.987)     (0.038)      0.000        (0.001)
Money Market Fund
  1/1/96 - 12/31/96...    1.000          0.047        0.000          0.047      (0.047)      0.000         0.000
  1/1/95 --
   12/31/95...........    1.000          0.052        0.000          0.052      (0.052)      0.000         0.000
  3/14/94 --
   12/31/94 (1).......    1.000          0.031        0.000          0.031      (0.031)      0.000         0.000

                                                                                           RATIO
                       DISTRIBUTIONS                                                    OF OPERATING  RATIO OF NET
                        IN EXCESS                  NET ASSET                NET ASSETS    EXPENSES     INVESTMENT
                            OF                     VALUE AT                    END       TO AVERAGE    INCOME TO    PORTFOLIO
                       NET REALIZED     TOTAL       END OF       TOTAL      OF PERIOD       NET         AVERAGE     TURNOVER
                          GAINS      DISTRIBUTIONS  PERIOD     RETURN (4)     (000)      ASSETS (3)    NET ASSETS     RATE
                       ------------  ------------  ---------  ------------  ----------  ------------  ------------  --------
Global Income Fund
  1/1/96 - 12/31/96... $   0.000     $  (0.835)    $ 10.177          9.48%  $  37,675        1.10%         5.71%       214%
  1/1/95 - 12/31/95...     0.000        (1.059)      10.074         16.94      31,085        1.10          5.94        295
  3/14/94 --
   12/31/94 (1).......     0.000        (0.367)       9.558         (0.74)     17,281        1.10(5)       5.58(5)     210(6)
International Equity
 Fund
  1/1/96 - 12/31/96        0.000        (0.275)      12.865         19.00      96,736        1.10          0.52         38
  1/1/95 --
   12/31/95...........     0.000        (0.420)      11.045         19.66      58,842        1.10          0.96         40
  3/14/94 --
   12/31/94 (1).......     0.000        (0.000)       9.581         (4.18)     27,385        1.10(5)       1.25(5)      33(6)
Capital Growth Fund
  1/1/96 - 12/31/96...    (0.048)       (0.309)      12.647         22.05      30,299        0.80          1.54         35
  6/13/95 --
   12/31/95 (2).......     0.000        (0.080)      10.613          6.93      10,716        0.80(5)       2.57(5)       5(6)
Growth and Income Fund
  1/1/96 - 12/31/96...     0.000        (1.267)      14.183         26.82     210,587        0.80          2.11         49
  1/1/95 --
   12/31/95...........     0.000        (0.564)      12.197         32.29     128,076        0.80          2.36         55
  3/14/94 --
   12/31/94 (1).......    (0.008)       (0.153)       9.661         (1.86)     42,305        0.80(5)       2.21(5)      36(6)
Select Equity Fund
  1/1/96 - 12/31/96...     0.000        (0.558)      15.437         21.94     101,624        0.80          1.44         34
  1/1/95 --
   12/31/95...........     0.000        (0.343)      13.109         36.73      56,723        0.80          1.69         60
  3/14/94 --
   12/31/94 (1).......    (0.002)       (0.215)       9.839          0.53      17,717        0.80(5)       2.44(5)      56(6)
Small Cap Equity Fund
  1/1/96 - 12/31/96...     0.000        (1.193)      10.022         20.22      64,433        0.80          0.31        100
  1/1/95 --
   12/31/95...........    (0.077)       (0.187)       9.345          6.46      43,830        0.80          1.09         60
  3/14/94 --
   12/31/94 (1).......    (0.023)       (0.062)       8.951         (9.87)     21,813        0.80(5)       1.07(5)      17(6)
Money Market Fund
  1/1/96 - 12/31/96...     0.000        (0.047)       1.000          4.82       6,121        0.60          4.72        N/A
  1/1/95 --
   12/31/95...........     0.000        (0.052)       1.000          5.32       5,070        0.60          5.19        N/A
  3/14/94 --
   12/31/94 (1).......     0.000        (0.031)       1.000          3.14       3,618        0.60(5)       3.80(5)     N/A


                        AVERAGE
                        COMMISSION
                        RATE (7)
                        --------
Global Income Fund
  1/1/96 - 12/31/96...     N/A
  1/1/95 - 12/31/95...    --
  3/14/94 --
   12/31/94 (1).......    --
International Equity
 Fund
  1/1/96 - 12/31/96       .032
  1/1/95 --
   12/31/95...........    --
  3/14/94 --
   12/31/94 (1).......    --
Capital Growth Fund
  1/1/96 - 12/31/96...    .058
  6/13/95 --
   12/31/95 (2).......    --
Growth and Income Fund
  1/1/96 - 12/31/96...    .058
  1/1/95 --
   12/31/95...........    --
  3/14/94 --
   12/31/94 (1).......    --
Select Equity Fund
  1/1/96 - 12/31/96...    .054
  1/1/95 --
   12/31/95...........    --
  3/14/94 --
   12/31/94 (1).......    --
Small Cap Equity Fund
  1/1/96 - 12/31/96...    .049
  1/1/95 --
   12/31/95...........    --
  3/14/94 --
   12/31/94 (1).......    --
Money Market Fund
  1/1/96 - 12/31/96...     N/A
  1/1/95 --
   12/31/95...........    --
  3/14/94 --
   12/31/94 (1).......    --


----------------------------------


(1)  Investment operations commenced on March 14, 1994.



(2)  Investment operations commenced on June 13, 1995.



(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life. Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the year ended December 31, 1995: Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; Select Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $.065 and 1.00%; and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund, $0.097 and 1.31%; Select Equity Fund, $0.055 and 1.81%; Small Cap Equity Fund, $0.009 and 1.62%; and Money Market Fund, $0.018 and 2.24%, respectively.



(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized.



(5)  Annualized.



(6)  Non-Annualized.



(7) The per share computation is a mathematical computation which may appear inconsistent with the statement of operations.

                         PROTECTIVE INVESTMENT COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



NOTE A -- ORGANIZATION


    Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000.



    The Company offers each class of its stock to separate accounts of Protective Life as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life through separate accounts.



NOTE B -- SIGNIFICANT ACCOUNTING POLICIES


    The accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.



VALUATION OF INVESTMENTS -- The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.



FOREIGN SECURITIES -- Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE B -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


REPURCHASE AGREEMENTS -- In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.



INVESTMENT TRANSACTIONS -- Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.



INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.



FOREIGN CURRENCY TRANSLATIONS -- The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.



    Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.



    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.



FORWARD CURRENCY CONTRACTS -- A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE B -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.



CALL AND PUT OPTIONS -- A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.



FUTURES CONTRACTS -- In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.



DISTRIBUTIONS -- Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Global Income Fund, Growth and Income Fund, Capital Growth Fund, Select Equity Fund and Small Cap Equity Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.



FEDERAL INCOME TAXES -- Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE B -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to reflect the tax characterization.



NOTE C -- AGREEMENTS AND FEES


    The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund,
 .60%.



    In order to limit expenses, Protective Life has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%. Protective Life may terminate its obligations to pay such expenses upon 120 days notice to the Company.



    Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, Money Market Fund, Select Equity Fund and Small Cap Equity Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement for each Fund with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million; and Money Market Fund, .35% of the first $100 million, .25% of the next $100 million, and
 .15% of assets in excess of $200 million.



    Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE D -- INVESTMENT TRANSACTIONS


    Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1996, were as follows:



                                                     NON-U.S.          U.S.          NON-U.S.          U.S.
                                                    GOVERNMENT      GOVERNMENT      GOVERNMENT      GOVERNMENT
                                                    PURCHASES       PURCHASES         SALES           SALES
                                                  --------------  --------------  --------------  --------------
Global Income Fund..............................  $   49,589,651  $   14,574,059  $   50,702,520  $   11,485,465
International Equity Fund.......................      50,605,453               0      28,657,447               0
Capital Growth Fund.............................      21,028,505          98,790       6,068,785         160,000
Growth and Income Fund..........................     121,549,411               0      74,921,467               0
Select Equity Fund..............................      54,746,265          79,568      26,153,024               0
Small Cap Equity Fund...........................      64,954,592               0      49,360,688               0



    Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 1996 were $51,353,764 and $50,660,762, respectively.



    The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1996 were as follows:



                                                                          GROSS UNREALIZED         NET UNREALIZED
                                                     IDENTIFIED     -----------------------------   APPRECIATION
                                                        COST         APPRECIATION   (DEPRECIATION) (DEPRECIATION)
                                                  ----------------  --------------  -------------  --------------
Global Income Fund..............................  $     36,210,222  $      898,024   $   314,110   $      583,914
International Equity Fund.......................        79,882,085      19,968,226     3,598,249       16,369,977
Capital Growth Fund.............................        26,499,505       4,224,520       386,680        3,857,840
Growth and Income Fund..........................       174,614,480      37,312,187     2,254,334       35,057,853
Select Equity Fund..............................        81,640,681      20,719,913       852,863       19,867,050
Small Cap Equity Fund...........................        63,662,229       8,425,324     7,437,734          987,590
Money Market Fund...............................         6,048,340               0             0                0



    For the year ended December 31, 1996, Goldman Sachs, the Funds' Advisor, earned approximately $2,000, $10,000, $21,000, and $4,000 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Equity Funds, respectively.



NOTE E -- SHAREHOLDER TRANSACTIONS


    The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; Select Equity Fund, 100 million shares; Small Cap Equity Fund, 100 million shares; and Money Market Fund, 100 million shares.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE E -- SHAREHOLDER TRANSACTIONS (CONTINUED)


    Transactions in shares were as follows:



                                                    GLOBAL INCOME FUND          GLOBAL INCOME FUND
                                                        YEAR ENDED                  YEAR ENDED
                                                    DECEMBER 31, 1996            DECEMBER 31, 1995
                                                --------------------------  ---------------------------
                                                  SHARES       DOLLARS        SHARES        DOLLARS
                                                ----------  --------------  -----------  --------------
Shares sold or exchanged in...................     745,616  $    7,605,827    1,255,603  $   12,700,315
Shares issued to shareholders in reinvestment
 of dividends.................................     283,177       2,871,192      276,359       2,785,152
Shares redeemed or exchanged out..............    (412,374)     (4,218,239)    (254,564)     (2,579,002)
                                                ----------  --------------  -----------  --------------
Net increase..................................     616,419  $    6,258,780    1,277,398  $   12,906,465
                                                ----------  --------------  -----------  --------------
                                                ----------  --------------  -----------  --------------



                                               INTERNATIONAL EQUITY FUND    INTERNATIONAL EQUITY FUND
                                                      YEAR ENDED                   YEAR ENDED
                                                   DECEMBER 31, 1996            DECEMBER 31, 1995
                                              ---------------------------  ---------------------------
                                                SHARES        DOLLARS        SHARES        DOLLARS
                                              -----------  --------------  -----------  --------------
Shares sold or exchanged in.................    2,476,463  $   29,939,941    2,601,322  $   26,748,946
Shares issued to shareholders in
 reinvestment of dividends..................      159,256       2,022,021      195,153       2,156,956
Shares redeemed or exchanged out............     (443,758)     (5,461,001)    (327,344)     (3,357,312)
                                              -----------  --------------  -----------  --------------
Net increase................................    2,191,961  $   26,500,961    2,469,131  $   25,548,590
                                              -----------  --------------  -----------  --------------
                                              -----------  --------------  -----------  --------------



                                                     CAPITAL GROWTH FUND          CAPITAL GROWTH FUND
                                                         YEAR ENDED                JUNE 13, 1995* TO
                                                      DECEMBER 31, 1996            DECEMBER 31, 1995
                                                 ---------------------------  ---------------------------
                                                   SHARES        DOLLARS        SHARES        DOLLARS
                                                 -----------  --------------  -----------  --------------
Shares sold or exchanged in....................    1,471,196  $   16,890,584    1,020,331  $   10,646,035
Shares issued to shareholders in reinvestment
 of dividends..................................       56,365         717,339        7,542          80,037
Shares redeemed or exchanged out...............     (141,415)     (1,662,033)     (18,159)       (190,142)
                                                 -----------  --------------  -----------  --------------
Net increase...................................    1,386,146  $   15,945,890    1,009,714  $   10,535,930
                                                 -----------  --------------  -----------  --------------
                                                 -----------  --------------  -----------  --------------


------------------------

* Commencement of investment operations



                                                GROWTH AND INCOME FUND        GROWTH AND INCOME FUND
                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 1996             DECEMBER 31, 1995
                                             -----------------------------  ---------------------------
                                                SHARES         DOLLARS        SHARES        DOLLARS
                                             ------------  ---------------  -----------  --------------
Shares sold or exchanged in................     4,215,959  $    55,439,807    6,106,217  $   69,914,606
Shares issued to shareholders in
 reinvestment of dividends.................     1,221,625       17,189,194      431,665       5,188,967
Shares redeemed or exchanged out...........    (1,090,605)     (14,745,094)    (415,846)     (4,767,529)
                                             ------------  ---------------  -----------  --------------
Net increase...............................     4,346,979  $    57,883,907    6,122,036  $   70,336,044
                                             ------------  ---------------  -----------  --------------
                                             ------------  ---------------  -----------  --------------

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE E -- SHAREHOLDER TRANSACTIONS (CONTINUED)



                                                  SELECT EQUITY FUND           SELECT EQUITY FUND
                                                      YEAR ENDED                   YEAR ENDED
                                                   DECEMBER 31, 1996            DECEMBER 31, 1995
                                              ---------------------------  ---------------------------
                                                SHARES        DOLLARS        SHARES        DOLLARS
                                              -----------  --------------  -----------  --------------
Shares sold or exchanged in.................    2,458,365  $   35,167,409    2,599,094  $   31,044,432
Shares issued to shareholders in
 reinvestment of dividends..................      225,190       3,539,193      109,717       1,438,293
Shares redeemed or exchanged out............     (427,469)     (6,170,982)    (182,611)     (2,142,405)
                                              -----------  --------------  -----------  --------------
Net increase................................    2,256,086  $   32,535,620    2,526,200  $   30,340,320
                                              -----------  --------------  -----------  --------------
                                              -----------  --------------  -----------  --------------



                                                 SMALL CAP EQUITY FUND        SMALL CAP EQUITY FUND
                                                      YEAR ENDED                   YEAR ENDED
                                                   DECEMBER 31, 1996            DECEMBER 31, 1995
                                              ---------------------------  ---------------------------
                                                SHARES        DOLLARS        SHARES        DOLLARS
                                              -----------  --------------  -----------  --------------
Shares sold or exchanged in.................    1,711,568  $   18,377,940    2,572,788  $   23,875,696
Shares issued to shareholders in
 reinvestment of dividends..................      690,344       6,817,211       91,938         858,963
Shares redeemed or exchanged out............     (662,561)     (6,957,605)    (411,612)     (3,846,820)
                                              -----------  --------------  -----------  --------------
Net increase................................    1,739,351  $   18,237,546    2,253,114  $   20,887,839
                                              -----------  --------------  -----------  --------------
                                              -----------  --------------  -----------  --------------



                                                  MONEY MARKET FUND              MONEY MARKET FUND
                                                     YEAR ENDED                      YEAR ENDED
                                                  DECEMBER 31, 1996              DECEMBER 31, 1995
                                           -------------------------------  ----------------------------
                                               SHARES          DOLLARS         SHARES        DOLLARS
                                           --------------  ---------------  ------------  --------------
Shares sold or exchanged in..............      10,940,141  $    10,940,141     8,282,138  $    8,282,138
Shares issued to shareholders in
 reinvestment of dividends...............         249,104          249,104       249,594         249,594
Shares redeemed or exchanged out.........     (10,138,310)     (10,138,310)   (7,080,495)     (7,080,495)
                                           --------------  ---------------  ------------  --------------
Net increase.............................       1,050,935  $     1,050,935     1,451,237  $    1,451,237
                                           --------------  ---------------  ------------  --------------
                                           --------------  ---------------  ------------  --------------



NOTE F -- TAX INFORMATION NOTICE


    For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended December 31, 1996; which designates long term capital gain dividends paid.



                                                                                                      LONG TERM
                                                                                                     CAPITAL GAIN
                                                                                                    DIVIDENDS PAID
                                                                                                    --------------
Global Income Fund................................................................................   $    116,486
International Equity Fund.........................................................................        983,872
Capital Growth Fund...............................................................................         80,173
Growth and Income Fund............................................................................      5,648,102
Select Equity Fund................................................................................      1,692,447
Small Cap Equity Fund.............................................................................        595,694

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE G -- FORWARD FOREIGN CURRENCY CONTRACTS


    At December 31, 1996, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:



                               GLOBAL INCOME FUND



                                                                    U.S. $ COST
                                                                         ON          12/31/96       UNREALIZED
                                                                    ORIGINATION       U.S. $       APPRECIATION
                                                                        DATE          VALUE       (DEPRECIATION)
                                                                    ------------   ------------   ---------------
FOREIGN CURRENCY PURCHASE CONTRACTS
AUD, expiring 01/30/1997 (1 contract).............................  $  1,560,261   $  1,553,687   $        6,574
CAD, expiring 02/19/1997 (1 contract).............................       838,786        829,227            9,559
DEM, expiring 01/29/1997-02/27/1997 (5 contracts).................     6,883,858      6,861,294           22,564
ESP, expiring 01/16/1997 (1 contract).............................       930,244        926,222            4,022
GBP, expiring 02/14/1997 (2 contracts)............................     2,117,522      2,197,580          (80,058)
IEP, expiring 01/08/1997 (1 contract).............................       854,943        906,242          (51,299)
ITL, expiring, 01/29/1997 (3 contracts)...........................     2,049,292      2,068,009          (18,717)
JPY, expiring 01/24/1997 (2 contracts)............................     3,298,170      3,171,155          127,015
NLG, expiring 01/09/1997 (1 contract).............................       837,575        827,822            9,753
SEK, expiring 01/28/1997 (1 contract).............................       586,298        567,652           18,646
                                                                    ------------   ------------   ---------------
                                                                      19,956,949     19,908,890           48,059
                                                                                                  ---------------
Offsetting forward currency contracts not yet settled
 (12 contracts)...................................................                                       170,979
                                                                                                  ---------------
Net Unrealized Appreciation.......................................                                $      219,038
                                                                                                  ---------------
                                                                                                  ---------------



                           INTERNATIONAL EQUITY FUND



                                                                    U.S. $ COST
                                                                         ON          12/31/96       UNREALIZED
                                                                    ORIGINATION       U.S. $       APPRECIATION
                                                                        DATE          VALUE       (DEPRECIATION)
                                                                    ------------   ------------   ---------------
FOREIGN CURRENCY PURCHASE CONTRACTS
DEM, expiring 02/27/1997 (2 contracts)............................  $  4,656,415   $  4,514,145   $     (142,270)

FOREIGN CURRENCY SALE CONTRACTS
DEM, expiring 01/29/1997 (1 contract).............................     5,133,204      5,173,642          (40,438)
HKD, expiring 08/08/1997 (4 contracts)............................     5,402,975      5,408,097           (5,122)
                                                                    ------------   ------------   ---------------
                                                                      10,536,179     10,581,739          (45,560)
                                                                    ------------   ------------   ---------------
Offsetting forward currency contracts not yet settled
 (4 contracts)....................................................                                       144,753
                                                                                                  ---------------
Net Unrealized Depreciation.......................................                                $      (43,077)
                                                                                                  ---------------
                                                                                                  ---------------

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE G -- FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)


GLOSSARY OF TERMS



AUD           --      Australian Dollar     JPY           --      Japanese Yen
CAD           --      Canadian Dollar       NLG           --      Netherlands Guilder
DEM           --      Deutsche Mark         IEP           --      Irish Punt
ESP           --      Spanish Peseta        ITL           --      Italian Lira
GBP           --      Great British Pound   SEK           --      Swedish Krona
HKD           --      Hong Kong Dollar      USD           --      United States Dollar

                                     PART C
                               OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:


    The audited statements of assets and liabilities including the schedules of investments as of December 31, 1996 and the related statements of operations for the period ended December 31, 1996 and the changes in net assets and financial highlights for the periods ended December 31, 1996 & 1995 are found in Part B.



    The Notes to the 1996 audited financial statements and the Independent Accountants Report on the 1996 auditied financial statements are found in Part B.


(b) Exhibits:


1.    Articles of Incorporation of Registrant. (1)
2.    By-Laws of Registrant. (2)
3.    None.
4.    None.
5.    (a)   Investment Management Agreement Between Investment Distributors
            Advisory Services, Inc. and the Registrant. (3)
      (b)   Investment Advisory Agreements (sub-advisory agreement) Between
            Investment Distributors Advisory Services, Inc. and Goldman Sachs
            Asset Management. (3)
      (c)   Investment Advisory Agreements (sub-advisory agreement) Between
            Investment Distributors Advisory Services, Inc. and Goldman Sachs
            Asset Management International. (3)
6.    Participation/Distribution Agreement between Registrant, Investment
      Distributors, Inc. and Protective Life Insurance Company. (3)
7.    None.
8.    Custody Agreement between Registrant and State Street Bank and Trust
      Company. (3)
9.    (a)   Transfer Agency and Service Agreement between Registrant and State
            Street Bank and Trust Company. (3)
      (b)   Subadministration Agreement Between Registrant, State Street Bank
            and Trust Company and Investment Distributors Advisory Services,
            Inc. (3)
10.   Opinion and Consent of Sutherland, Asbill & Brennan L.L.P. (2)
11.   (a)   Consent of Sutherland, Asbill & Brennan L.L.P.
      (b)   Consent of Coopers & Lybrand L.L.P.
12.   None.
13.   (a)   Subscription Agreement. (2)
      (b)   Subscription Agreement. (4)
14.   None.
15.   None.
16.   None.
17.   None.
18.   Copies of Powers of Attorney.
27.1  Protective Global Income Fund Financial Data Schedule
27.2  Protective International Equity Fund Financial Data Schedule
27.3  Protective Growth and Income Fund Financial Data Schedule
27.4  Protective Select Equity Fund Financial Data Schedule
27.5  Protective Small Cap Fund Financial Data Schedule
27.6  Protective Money Market Fund Financial Data Schedule
27.7  Protective Capital Growth Fund Financial Data Schedule


------------------------
(1) Incorporated herein by reference to the initial Form N-1A registration statement filed on November 12, 1993 (file No. 33-71592).
(2) Incorporated herein by reference to the pre-effective amendment No. 1 to the Form N-1A registration statement filed on March 4, 1994 (file No. 33-71592).
(3) Incorporated herein by reference to the post-effective amendment No. 1 to the Form N-1A registration statement filed on September 14, 1994 (file No. 33-71592).
(4) Incorporated herein by reference to the post-effective amendment No. 5 to the Form N-1A registration statement filed on June 13, 1995 (file No. 33-71592).

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    No person is controlled by the Registrant. All of the outstanding common stock of the Registrant is, or will be, owned by Protective Life Insurance Company ("Protective"), a Tennessee life insurance corporation, Protective Life Corporation 401(k) and Stock Ownership Plan, Protective Variable Annuity Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-8108/33-70984) and Protective Variable Life Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-7337/33-61599). Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding corporation whose common stock is traded on the New York Stock Exchange. Various companies controlled by Protective and PLC or otherwise affiliated with Protective may be deemed to be under common control with the Registrant. These companies, together with the identity of the owners of their common stock, are set forth on the diagram following.

PROTECTIVE LIFE CORPORATION
ORGANIZATIONAL CHART
as of March 19, 1997
PROTECTIVE LIFE CORPORATION
(Ultimate Controlling Person)
Delaware Corporation
TIN 95-2492236
  PROTECTIVE LIFE INSURANCE COMPANY (TENNESSEE)
  Parent Company Owns 100% of Stock
  TIN 63-0169720
  NAIC CO 68136
    WISCONSIN NATIONAL LIFE INSURANCE COMPANY (WISCONSIN)
    PLIC Owns 100% of Stock
    TIN 39-0714280
    NAIC CO 70580
    PROTECTIVE LIFE INSURANCE CORPORATION OF ALABAMA (ALABAMA)
    PLIC Owns 100% of Stock
    TIN 63-1088714
    NAIC CO 62868
    EMPIRE GENERAL LIFE ASSURANCE CORPORATION (formerly, National Old Line Insurance Company) (TENNESSEE)
    PLIC Owns 100% of Stock
    TIN 63-1073929
    NAIC CO 94285
    AMERICAN FOUNDATION LIFE INSURANCE COMPANY (ALABAMA)
    PLIC Owns 100% of Voting Stock; PLC Owns 100% of
    Non-Voting Preferred Stock
    TIN 63-0761690
    NAIC CO 88536
    COMMUNITY NATIONAL ASSURANCE COMPANY (OHIO)
    PLICO Owns 100% of Voting Stock
    TIN 31-0628424
    NAIC CO 69647
    PROEQUITIES OF TEXAS, INC. (formerly Protective Assigned Benefits Company) (TEXAS)
    PLIC Owns 100% of Stock
    TIN 75-2366969
    CAPITAL INVESTORS LIFE INSURANCE COMPANY (ARIZONA)
    PLIC Owns 100% of Stock
    TIN 56-1407737
    NAIC CO 62456
    PROTECTIVE INVESTMENT COMPANY (MARYLAND)
    PLIC Separate Account Owns 100% of Stock
    TIN 52-1854793
    PROTECTIVE FINANCE CORPORATION (DELAWARE)
    PLIC Owns 100% of Stock
    TIN 51-0372969
    PROTECTIVE LIFE INSURANCE COMPANY OF KENTUCKY (KENTUCKY)
    PLIC Owns 100% of Stock
    TIN 61-1306729
  INVESTMENT DISTRIBUTORS, INC. (TENNESSEE)
  Parent Company Owns 100% of Stock
  TIN 63-1100710
  INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC. (TENNESSEE)
  Parent Company Owns 100% of Stock
  TIN 63-1100711
  PES OF MARYLAND, INC. (MARYLAND)
  Parent Company Owns 100% of Stock
  TIN 52-1841605
  PES OF OHIO, INC. (OHIO)
  Parent Company Owns 100% of Stock
  TIN 34-1749375
  FIRST PROTECTIVE INSURANCE GROUP, INC. (ALABAMA)
  Parent Company Owns 100% of Stock
  TIN 63-0846761
  HOTEL DEVELOPMENT COMPANY, INC. (ALABAMA)
  Parent Company Owns 100% of Stock
  TIN 63-0938078
  PROEQUITIES, INC.
  (formerly Protective Equity Services, Inc.) (ALABAMA)
  Parent Company Owns 100% of Stock
  TIN 63-0879387
  PROTECTIVE BENEFITS COMMUNICATIONS, INC. (MISSOURI)
  Parent Company Owns 100% of Stock
  TIN 43-1199343
  PROTECTIVE BENEFITS COMMUNICATIONS OF ALABAMA, INC. (ALABAMA) Parent Company Owns 100% of Stock
  TIN 63-1178606
  PROTECTIVE BENEFITS COMMUNICATIONS OF OHIO, INC. (OHIO)
  Parent Company Owns 100% of Stock
  TIN 31-1474499
  PROTECTIVE BENEFITS COMMUNICATIONS OF TEXAS, INC. (TEXAS)
  Parent Company Owns 100% of Voting Common Stock
  TIN 74-2794466
  FINANCIAL PROTECTION MARKETING, INC. (formerly R.L.
  Herndon & Associates, Inc. (INDIANA)
  Parent Company Owns 100% of Stock
  TIN 35-1349213
  VOLUNTARY BENEFITS INTERNATIONAL, INC. (ALABAMA)
  Parent Company Owns 100% of Stock
  TIN 53-0984208
  PRODUCT RESOURCE GROUP, INC. (ALABAMA)
  Parent Company Owns 100% of Stock
  TIN 63-1087298
  SPECIALTY ASSET MANAGEMENT CORPORATION (DELAWARE)
  Parent Company Owns 100% of Stock
  TIN 52-1836315
    PROTECTIVE ASSET MANAGEMENT, L.L.C.
    (Delaware Limited Liability Company)
    SAMCO has 60% Interest
    TIN (applied for)
  PROTECTIVE LLC HOLDING, INC. (DELAWARE)
  Parent Company Owns 100% of Stock
  TIN 63-1114345
    PLC CAPITAL L.L.C.
    (Delaware Limited Liability Company)
    Class A Interest Owned by PLC; Class B Interest Owned by Protective LLC Holding, Inc.
    TIN 63-1114346
  LIPPO PROTECTIVE LIFE INSURANCE COMPANY LIMITED (HONG KONG)
  Parent Company Owns 50% of Stock
  NATIONAL HEALTH CARE SYSTEMS OF FLORIDA, INC. (FLORIDA)
  Parent Company Owns 100% of Stock
  TIN 59-1597007
    DENTICARE OF ARKANSAS, INC (ARKANSAS)
    National Health Care Systems of Florida, Inc Owns 100% of Stock
    TIN 73-1274680
    DENTICARE OF OKLAHOMA, INC. (OKLAHOMA)
    National Health Care Systems of Florida, Inc. Owns 100% of Stock TIN 73-1153844
    DENTICARE OF ALABAMA, INC. (ALABAMA)
    National Health Care Systems of Florida, Inc. Owns 100% of Stock TIN 59-3063687
    DENTICARE, INC. (FLORIDA)
    National Health Care Systems of Florida, Inc. Owns 100% of Stock TIN 59-1652450
    DENTICARE, INC. (KENTUCKY)
    National Health Care Systems of Florida, Inc. Owns 100% of Stock TIN 59-2228719
    WISCONSIN DENTAL SERVICE PLAN, INC. (WISCONSIN)
    National Health Care Systems of Florida, Inc. Owns 100% of Stock
    TIN
  PROTECTIVE REAL ESTATE HOLDINGS, INC. (DELAWARE)
  Parent Company Owns 100% of Stock
  TIN 52-1985171
  QUICK QUOTE INSURANCE AGENCY, INC. (NEVADA)
  PLC Owns 34.32% of Stock (Includes Voting Convertible
  Preferred & Common)
  TIN 88-0340083

Item 26. NUMBER OF HOLDERS OF SECURITIES.


                                                     NUMBER OF RECORD HOLDERS
                 TITLE OF CLASS                          AS OF MAY 1, 1997
------------------------------------------------  -------------------------------
Money Market Series                                              2
CORE U.S. Equity Series                                          2
Capital Growth Series                                            2
Small Cap Equity Series                                          2
International Equity Series                                      2
Global Income Series                                             2
Growth and Income Series                                         2


Item 27. INDEMNIFICATION.

    See Article X of the Registrant's Articles of Incorporation, filed as
Exhibit 1 to the initial filing of this Registration Statement, which provision is incorporated herein by reference.

    The Investment Advisory Agreements between the Investment Manager and Goldman Sachs Asset Management and Goldman Sachs Asset Management International all provide that the Manager will indemnify the Adviser (and its affiliates) for all claims, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses arising out of any breach by the Manager of any representation or agreement contained in the Advisory Agreements. The Advisory Agreements also all provide that the Adviser will indemnify the Manager for any losses arising out of the Adviser's disabling conduct.

    The Registrant has purchased a directors and officers liability insurance policy to insure such persons (subject to the policy's coverage limits, exclusions and deductibles) against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.
Item 28.BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER AND INVESTMENT ADVISER.

    INVESTMENT MANAGER
    The Registrant's investment manager is Investment Distributors Advisory Services, Inc. ("IDASI"). The business of Protective is summarized in item 25 of this registration statement and in the prospectus constituting Part A under the caption "Investment Manager" and in the statement of additional information constituting Part B under the caption "Investment Manager," which summarizations are incorporated by reference herein. Set forth below is a list of: (a) each director of IDASI, (b) each principal executive officer of IDASI, and (c) certain other officers of IDASI who may be considered to be involved in IDASI's investment management activities.

    As to each director, the list indicates business, profession, vocation or employment of a substantial nature that such director has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee. Unless otherwise indicated, officers of IDASI have no other business, profession, vocation or employment of a substantial nature than their position at IDASI. The principal business address of each officer of IDASI is the same as that of the Registrant.

                                                                         ORGANIZATION AND BUSINESS
            NAME                       POSITION                           ADDRESS OF ORGANIZATION
----------------------------  ---------------------------  ------------------------------------------------------
R. Stephen Briggs             President, Director          Director
                                                           ProEquities, Inc.
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
                                                           Executive Vice President
                                                           Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
Carolyn King                  Secretary, Chief Compliance  Senior Vice President
                              Officer, Director            Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
John O'Sullivan               Treasurer, Director          Vice President
                                                           Protective Life Insurance Company
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223
Steve M. Callaway             Director                     Senior Associate Counsel
                                                           Protective Life Corporation
                                                           2801 Highway 280 South
                                                           Birmingham, Alabama 35223


    INVESTMENT ADVISER

    The Registrant has two investment advisers: Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs & Company, and Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co. The business of GSAM and GSAMI is summarized in the prospectus constituting Part A under the caption "Advisers" and in the statement of additional information constituting Part B under the caption "Investment Advisers," which summarizations are incorporated by reference herein.

    More information about GSAM and GSAMI, including the business and other connections of the officers and partners of Goldman, Sachs & Co. and Goldman Sachs Funds Management, L.P., is included in the Form ADVs for Goldman, Sachs & Co., GSAMI, and Goldman Sachs Funds Management, L.P., respectively as currently filed with the Securities and Exchange Commission (File Nos. 801-16048, 801-38157, and 801-37591, respectively) the text of which is incorporated herein by reference.

Item 29. PRINCIPAL UNDERWRITER.

    (a)Investment Distributors, Inc. ("IDI") serves as principal underwriter for Registrant and also acts as the principal underwriter for variable annuity contracts issued by Protective and Protective Variable Annuity Separate Account. IDI is a wholly-owned subsidiary of PLC.

    (b)The principal business address of each director and officer of IDI is the same as that of the Registrant. Set forth below is a list of each director and officer of IDI.


          NAME                             POSITION WITH IDI                        POSITION WITH REGISTRANT
         ------            --------------------------------------------------  -----------------------------------
Briggs, R. Stephen         Director, President and Chief Executive Officer     Director
King, Carolyn              Secretary, Chief Compliance Officer                 Director and Chairman and President
Ballard, Michael B.        Director                                            None
Merrill, Lawrence G.       Director                                            None
Callaway, Steve M.         Director                                            None
O'Sullivan, John           Director                                            None


    (c)Inapplicable.

       Item 30. LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the following offices of the Registrant, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, or State Street Bank and Trust Company.

                  Protective Investment Company
                  2801 Highway 280 South
                  Birmingham, Alabama 35223
                  Goldman Sachs Asset Management
                  32 Old Slip
                  New York, N.Y. 10005
                  Goldman Sachs Asset Management International
                  140 Fleet Street
                  London EC4A 2BJ
                  England
                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 31.MANAGEMENT SERVICES.

        Inapplicable.

Item 32. UNDERTAKINGS.

    (a)Inapplicable.

    (b)Inapplicable.

    (c)The Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment number 7 to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Birmingham and State of Alabama, on the 29th day of April, 1997.


                                          PROTECTIVE INVESTMENT COMPANY

                                          By           /s/ CAROLYN KING

                                             -----------------------------------
                                                   Carolyn King, President

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


      /s/ R. STEPHEN BRIGGS                                        April
---------------------------------  Director                        29,
        R. Stephen Briggs                                          1997

*                                                                  April
---------------------------------  Director                        29,
        D. Warren Bailey                                           1997

        /s/ CAROLYN KING           President and Director          April
---------------------------------   (Principal Executive Officer)  29,
          Carolyn King                                             1997

*                                                                  April
---------------------------------  Director                        29,
      Cleophus Thomas, Jr.                                         1997

*                                                                  April
---------------------------------  Director                        29,
      G. Ruffner Page, Jr.                                         1997

       /s/ JERRY W. DEFOOR         Vice President, Chief           April
---------------------------------   Accounting                     29,
         Jerry W. DeFoor            Officer                        1997

 By        /s/ STEVE M. CALLAWAY
---------------------------------
         *ATTORNEY-IN-FACT

*Pursuant to a power of attorney.

                                 EXHIBIT INDEX


   11.(a)   Consent of Sutherland, Asbill & Brennan L.L.P.
   11.(b)   Consent of Coopers & Lybrand L.L.P.
   18.      Copies of Powers of Attorney
   27.1     Protective Global Income Fund Financial Data Schedule
   27.2     Protective International Equity Fund Financial Data Schedule
   27.3     Protective Growth and Income Fund Financial Data Schedule
   27.4     Protective Select Equity Fund Financial Data Schedule
   27.5     Protective Small Cap Fund Financial Data Schedule
   27.6     Protective Money Market Fund Financial Data Schedule
   27.7     Protective Capital Growth Fund Financial Data Schedule